UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04852

The Victory Portfolios
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders.

June 30, 2015

Annual Report

Integrity Micro-Cap Equity Fund

Integrity Mid-Cap Value Fund

Integrity Small-Cap Value Fund

Integrity Small/Mid-Cap Value Fund

Munder Growth Opportunities Fund

Munder Index 500 Fund

Munder Mid-Cap Core Growth Fund

Munder Small Cap Growth Fund

Trivalent Emerging Markets Small-Cap Fund

Trivalent International Fund-Core Equity

Trivalent International Small-Cap Fund

Munder Total Return Bond Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

The Victory Portfolios

Table of Contents

Shareholder Letter	5
Fund Review and Commentary	7
Financial Statements
Integrity Micro-Cap Equity Fund
Schedule of Portfolio Investments	40
Statement of Assets and Liabilities	119
Statement of Operations	123
Statements of Changes in Net Assets	127-129
Financial Highlights	140-143
Integrity Mid-Cap Value Fund
Schedule of Portfolio Investments	44
Statement of Assets and Liabilities	119
Statement of Operations	123
Statements of Changes in Net Assets	127-129
Financial Highlights	144-145
Integrity Small-Cap Value Fund
Schedule of Portfolio Investments	48
Statement of Assets and Liabilities	119
Statement of Operations	123
Statements of Changes in Net Assets	127-129
Financial Highlights	146-150
Integrity Small/Mid-Cap Value Fund
Schedule of Portfolio Investments	52
Statement of Assets and Liabilities	120
Statement of Operations	124
Statements of Changes in Net Assets	130-132
Financial Highlights	151-153
Munder Growth Opportunities Fund
Schedule of Portfolio Investments	56
Statement of Assets and Liabilities	120
Statement of Operations	124
Statements of Changes in Net Assets	130-132
Financial Highlights	154-157
Munder Index 500 Fund
Schedule of Portfolio Investments	59
Statement of Assets and Liabilities	120
Statement of Operations	124
Statements of Changes in Net Assets	130-132
Financial Highlights	158-160
Munder Mid-Cap Core Growth Fund
Schedule of Portfolio Investments	71
Statement of Assets and Liabilities	121
Statement of Operations	125
Statements of Changes in Net Assets	133-135
Financial Highlights	161-165

Table of Contents (continued)

Munder Small-Cap Growth Fund
Schedule of Portfolio Investments	74
Statement of Assets and Liabilities	121
Statement of Operations	125
Statements of Changes in Net Assets	133-135
Financial Highlights	166-168
Trivalent Emerging Markets Small-Cap Fund
Schedule of Portfolio Investments	78
Statement of Assets and Liabilities	121
Statement of Operations	125
Statements of Changes in Net Assets	133-135
Financial Highlights	169-170
Trivalent International Fund-Core Equity
Schedule of Portfolio Investments	87
Statement of Assets and Liabilities	122
Statement of Operations	126
Statements of Changes in Net Assets	136-138
Financial Highlights	171-175
Trivalent International Small Cap Fund
Schedule of Portfolio Investments	100
Statement of Assets and Liabilities	122
Statement of Operations	126
Statements of Changes in Net Assets	136-138
Statement of Cash Flows
Financial Highlights	176-180
Munder Total Return Bond Fund
Schedule of Portfolio Investments	112
Statement of Assets and Liabilities	122
Statement of Operations	126
Statement of Changes in Net Assets	136-138
Statement of Cash Flows	139
Financial Highlights	181-184
Notes to Financial Statements	185
Report of Independent Registered Accounting Firm	204
Supplemental Information
Trustee and Officer Information	205
Proxy Voting and Form N-Q Information	209
Expense Examples	209
Additional Federal Income Tax Information	213
Advisory Contract Approval	214

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Letter to Our Shareholders

Dear Shareholder:

Over the past twelve months, Victory Capital has worked diligently to expand its available product set and enhance the investor experience within our firm. In addition to its previously announced acquisition of Munder Capital Management and its wholly owned subsidiary, Integrity Asset Management, LLC, Victory Capital also acquired its ninth investment franchise, Compass Efficient Model Portfolios, LLC ("Compass EMP"). Compass EMP has developed a strategic indexing approach that combines fundamental criteria with volatility weighting seeking to improve an investor's ability to outperform traditional indexing strategies. Victory Capital's acquisition of Compass EMP is an extension of the firm's multi-boutique business model and provides our investors access to this dynamic asset class. We believe that these partnerships enable our clients to leverage new strengths, and we look forward to the opportunities afforded by these acquisitions. In addition to a broadened product set, Victory Capital has also revamped its website, which now highlights our distinctly branded autonomous investment franchises and significantly enhances our investor's browsing experience. As a shareholder, we encourage you to visit our new website (www.vcm.com) and benefit from these technological enhancements and expanded product offerings.

Economic growth slowed significantly in late 2014 and remained subdued through the first quarter of 2015, before rebounding in the second quarter. A sharp decline in commodity prices lead to a strong rise in the U.S. dollar, resulting in one of the many headwinds blamed for the slow growth experienced over the past three quarters. Harsh winter weather, west coast port slowdowns, and cut-backs in the energy sector, all contributed to slower growth. Additionally, the U.S. consumer did not provide much of a boost to growth, instead choosing saving over spending. Similarly, outside of the U.S., growth and inflation remained low and liquidity was on the rise as central banks in Europe and Japan continued to ease policy. The spring brought renewed optimism for growth, as the U.S. job market continued its steady march towards full employment. Given the improving backdrop for employment, the U.S. consumer found solid footing in the second quarter, while the factory sector showed signs of stabilization heading into the second half of 2015.

Year-to-date through June 30th, the S&P 500® Index was relatively flat, as investors grappled with macro uncertainties in China and Europe, negative estimate revisions, and a consumer that refuses to ratchet up spending despite robust employment gains and better real earnings. Taking a slightly broader view, within the Russell 3000® Index, health care, consumer discretionary, and information technology, were the top contributing sectors, while utilities, energy, and industrials, detracted from performance. Looking at both size and style, small capitalization stocks led both mid-cap and large capitalization stocks, while growth outperformed value.

2015 EPS growth expectations remain in the low single digits, a new low since exiting the great recession. While 2015 estimates certainly seem achievable, we remain cautious as the economic decoupling between the U.S. and the rest of the world creates a significant amount of uncertainty given that it is unlikely to persist for very long (i.e. does the U.S. slow or the rest of the world accelerate?). With that said, we remain confident that domestic corporate profits can sustain mid-to-high single digit growth rates throughout the remainder of the year.

Taking a closer look domestically, we believe the odds favor positive economic surprises throughout the conclusion of the year. Current 2015 GDP estimates imply a slowdown in year-over-year growth from the roughly 3% reported in 1Q15, to just over 2% in 4Q15, which makes little sense given the improving backdrop for consumer spending and healthy business cycle/private investment indicators. In any case, improved domestic economic data should set the stage for the Fed to gradually raise rates over the next couple of years. While reacceleration of inflation is certainly a risk given the unprecedented level of monetary supply in the system, we believe the strong dollar will provide cover for the Fed over the intermediate term.

Strong employment gains coupled with modest wage increases have supported 4%+ growth in personal income, but with the unemployment rate just above 5%, wage growth should begin to accelerate. While today's consumer is saving more, real income is also being supported by lower energy prices and continued improvement in consumer confidence. Coupled with solid monthly retail sales, we remain confident that we can sustain 3%+ real growth in personal consumption expenditures this year, which in itself should contribute positively to GDP. Importantly, we believe disappointing retail sales in June were a function of large or expensive purchases (e.g. housing, autos) crowding out smaller ones. With labor becoming more expensive, we see businesses investing in productivity enhancing initiatives, which should help shore up private investment spending, as well as potentially set the stage for real wage growth going forward. Finally, based on government expenditures, strong tax receipt growth has led to continued declines in the deficit and we expect low single digit growth in spending moving forward.

Even as the Fed continues to guide for a modest increase in interest rates this year, it remains data dependent. As inflation has remained stubbornly below the Federal Reserve's target, the Fed has consistently signaled their desire to begin normalization this year, but at a measured pace. As a result, we saw the yield curve steepen as investors struggled to digest the timing of the first rate hike, turmoil in the Eurozone brought on by the Greek default, and weak worldwide growth. Consequently, sector excess returns relative to Treasuries over the past 12 months have been decidedly negative, with the exception of the asset backed sector, which managed a small gain. Treasuries outperformed corporates, with industrials providing the largest drag, due to the downturn in the energy sector.

We continue to believe that the markets could provide tactical challenges for investors to navigate. As we have stated in the past, we also believe that maintaining a long term view and building a portfolio that is diversified across asset classes is an appropriate strategy for investors seeking to weather possible market turbulence.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com. My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

Integrity Micro-Cap Equity Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Review

The Integrity MicroCap Equity Fund outperformed the Russell MicroCapTM Index for Class A Shares at NAV for the year ending June 30, 2015. The top performing sectors within the benchmark were Healthcare, Telecommunication Services, and Financials. Conversely, benchmark sectors that underperformed were Energy, Materials, and Industrials. Stock selection in Financials, Consumer Discretionary, and Industrials were the biggest positives. Stock selection within Healthcare and Consumer Staples were negatives. An underweight to Healthcare was also a detractor to performance. On a characteristic basis, higher momentum and higher market cap exposure had a favorable effect on performance.

Positive stock selection in Financials was evident throughout this period. Marcus & Millichap, Inc. (MMI) was one of the top performing financials. Marcus & Millichap (MMI), a commercial real estate services company, benefitted from an improved environment for real estate transactions and demand for financing.

Move (MOVE) was the largest contributor to performance in Technology as it received a premium bid to be acquired. The company operates a network of home and real estate Internet websites and is the owner of Realtor.com. The bid highlights growth potential and the valuable assets that Move (MOVE) owns as real estate advertising transitions to online.

Within healthcare, U.S. Physical Therapy (USPH) was the top contributor to the Fund. U.S. Physical Therapy (USPH) operates outpatient physical therapy clinics that provide preventative and post-operative care and treatment for orthopedic-related disorders. U.S. Physical Therapy (USPH) performed well as accretive acquisitions have helped top and bottom line growth.

Our underweight to Healthcare was the largest detractor to performance for the period. From a stock perspective, within Technology, Control4 (CTRL) was the biggest detractor that we held. Control4 (CTRL) reported soft results and expectations for slower growth. Within energy, two companies that negatively attributed to performance were Emerald Oil (EOG) and Callon Petroleum (CPE). Both companies were hurt by the impacts of slowing global growth, a strengthening U.S. dollar and declining commodity prices.

Integrity Micro-Cap Equity Fund (continued)

Outlook

The economy has been stuck in re-runs of the old game show "To Tell the Truth." We keep waiting for the host to say "Will the real economy please stand up?" It has been difficult to get a trend line on economic growth with the severe winter, the West Coast port strike, the dramatic drop in oil prices and the rapid rise in the dollar. Concomitant with this has been a market that has run hot and cold, resulting in passionately neutral sentiment. Helping to cement the hot and cold atmosphere has been a bevy of conflicting economic issues. On the negative side are potential interest rate hikes, Greece, Puerto Rico, energy, the dollar, sluggish world-wide growth and economic trouble in China. Tailwinds include strength in housing, the consumer, energy (for the consumer), leading economic indicators (LEI), surging M&A and extremely expansionary world-wide monetary policy. Layer in valuations that are not cheap and not overly expensive and you get an indecisive market.

Currently, the market is akin to a hamster wheel. Despite the feverish and sometimes violent moves, we have managed to remain pretty much in the same place that we were at the end of December. While the overall market returns have remained muted, valuation spreads have compressed. Consistent with our strategy, we continue to monitor the market volatility and look for opportunities to take advantage of the sometimes manic gyrations. We still see attractive risk/reward profiles within banks, housing-centric stocks, health care and technology.

Integrity Micro-Cap Equity Fund (continued)

Average Annual Return

Year Ended June 30, 2015

	Class A		Class C		Class R	Class Y
INCEPTION DATE	12/26/96		3/31/97		7/29/04	12/26/96
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell Microcap® Index
One Year	11.32%	5.20%	10.41%	9.42%	10.88%	11.60%	8.21%
Three Year	19.96%	17.72%	19.05%	19.05%	19.62%	20.27%	19.25%
Five Year	20.60%	19.25%	19.70%	19.70%	20.28%	20.91%	17.48%
Ten Year	6.86%	6.26%	6.05%	6.05%	6.57%	7.12%	7.07%
Since Inception	12.50%	12.15%	11.76%	11.76%	8.01%	12.77%	N/A
Expense Ratios
Gross	1.59%		2.46%		3.24%	1.36%
With Applicable Waivers	1.59%		2.46%		2.11%	1.36%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated October 10, 2014. Additional information pertaining to the Fund's expense ratios as of June 30, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Integrity Micro-Cap Equity Fund — Growth of $10,000

1The Russell Microcap® Index is a capitalization-weighted index that measures the performance of the smallest 1,000 securities in the Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Integrity Mid-Cap Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Review

The Integrity Mid Cap Value Fund underperformed the Russell MidcapTM Value Index for Class A Shares at NAV for the year ended June 30, 2015. The top performing sectors within the benchmark were Health Care, Consumer Discretionary, and Consumer Staples. Conversely, benchmark sectors that underperformed were energy, Utilities, and Telecommunication Services. Stock selection in Industrials, Materials and Financials were negatives. Stock selection in Consumer Discretionary and Technology were the biggest positives. Sector weights contributed positively to performance due to an overweight to Health Care and Consumer Discretionary, which outperformed. On a characteristic basis, stocks with a larger market cap, lower beta and higher earnings growth outperformed. Our positioning toward companies with larger earnings growth was a sizeable contributor, while a higher beta detracted. A smaller market cap detracted as well.

The largest disappointment within industrials was MasTec (MTZ). Unexpected delays in wireless project spending and weaker than expected results in its oil and gas segment hurt MasTec (MTZ). Within materials, AK Steel (AKS) was the biggest negative. AK Steel (AKS) has come under pressure as steel prices have eased and worries over higher than usual imports. In financials, Genworth (GNW) accounted for the weakness in financials. It was hampered by fears that it would have to set aside further reserves for its long term care unit as recent claims have experienced greater severity. It also suffered a debt downgrade.

Stock selection within semiconductors led to the strong results in technology. Attractive valuations, lean inventories and improving end market demand have been the main drivers of Semiconductor performance. Freescale Semiconductor (FSL) was the largest contributor to performance as it agreed to be acquired by a rival company. It is a leader in the automotive and industrial end-markets which have faster growth and better margins.

The average health care stock rallied 35% and our overweight to this group contributed to performance. VCA (WOOF) and Health Net (HNT) were our biggest winners. Good capital allocation discipline (share repurchases and acquisitions) and a favorable industry backdrop

Integrity Mid-Cap Value Fund (continued)

have helped VCA (WOOF). Health Net (HNT) outperformed on plans to cut costs through outsourcing. Some of the benefits of the higher allocation to health care were offset by not owning some of the better performing health care stocks in the benchmark.

Outlook

The economy has been stuck in re-runs of the old game show "To Tell the Truth." We keep waiting for the host to say "Will the real economy please stand up?" It has been difficult to get a trend line on economic growth with the severe winter, the West Coast port strike, the dramatic drop in oil prices and the rapid rise in the dollar. Concomitant with this has been a market that has run hot and cold, resulting in passionately neutral sentiment. Helping to cement the hot and cold atmosphere has been a bevy of conflicting economic issues. On the negative side are potential interest rate hikes, Greece, Puerto Rico, energy, the dollar, sluggish world-wide growth and economic trouble in China. Tailwinds include strength in housing, the consumer, energy (for the consumer), leading economic indicators (LEI), surging M&A and extremely expansionary world-wide monetary policy. Layer in valuations that are not cheap and not overly expensive and you get an indecisive market.

Currently, the market is akin to a hamster wheel. Despite the feverish and sometimes violent moves, we have managed to remain pretty much in the same place that we were at the end of December. While the overall market returns have remained muted, valuation spreads have compressed. Consistent with our strategy, we continue to monitor the market volatility and look for opportunities to take advantage of the sometimes manic gyrations. We still see attractive risk/reward profiles within banks, housing-centric stocks, health care and technology.

Integrity Mid-Cap Value Fund (continued)

Average Annual Return

Year Ended June 30, 2015

	Class A		Class Y
INCEPTION DATE	7/1/11		7/1/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Russell Midcap® Value Index
One Year	0.84%	–4.70%	1.15%	3.67%
Three Year	18.39%	16.19%	18.72%	19.13
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	13.01%	11.43%	13.31%	N/A
Expense Ratios
Gross	2.61%		1.75%
With Applicable Waivers	1.51%		1.26%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated October 10, 2014. Additional information pertaining to the Fund's expense ratios as of June 30, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Integrity Mid-Cap Value Fund — Growth of $10,000

1The Russell Midcap Value Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their value orientation. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Integrity Small Cap Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Review

The Integrity Small Cap Value Fund outperformed its Russell 2000TM Value benchmark for Class A Shares at NAV for the year ended June 30, 2015. The top performing sectors within the benchmark were Healthcare, Consumer Staples, and Financials. Conversely, benchmark sectors that underperformed were Energy, Materials, and Telecommunication Services. Stock selection in Consumer Discretionary, Financials and Energy were the main sources of strong relative performance for the Fund. Stock selection in Health Care also contributed. Stock selection in Consumer Staples, Materials and Technology detracted. Overall, sector weights were neutral to performance. An overweight to Health Care and Consumer Discretionary, which outperformed contributed. This was offset by an underweight to Financials which outperformed. On a characteristic basis, stocks in the index with higher dividend yields and larger earnings growth outperformed. Our positioning toward companies with larger earnings growth contributed to the Fund's relative performance, while avoiding the highest dividend yielding stocks detracted.

Declining energy prices and better employment trends continued to be catalysts for our holdings in Consumer Discretionary. Solid results at Marriott Vacations Worldwide (VAC) highlight the improving demand and lack of supply growth in the lodging industry. Improved order trends, low inventories and a strengthening labor market have boosted shares of homebuilders. Ryland Group (RYL) was our best performer amongst homebuilders.

In Financials, capital markets and mortgage insurers were sources of strength. The Fund had exposure to these groups which aided performance. Banks were a mixed bag as we owned sizeable winners such as Western Alliance Bancorporation (WAL) which benefitted from higher interest rates, and conversely, OFG Bancorp (OFG) and First Bancorp (FBP) detracted. Both holdings were directly impacted by reports that Puerto Rico may not be able to repay its debt to various creditors.

Within energy, the Fund's good relative results were achieved by avoiding the worst performing energy stocks. The average energy holding in the benchmark was down more

Integrity Small Cap Value Fund (continued)

than 49%. We owned a number of health care stocks that made strong advances led by our managed care holdings. Molina Healthcare (MOH) was the best of the group as it should have significant growth potential stemming from Dual Eligible and Medicaid managed care expansion.

The biggest disappointments in materials were AK Steel (AKS) and Flotek Industries (FTK). AK Steel (AKS) has come under pressure as steel prices have eased and worries over higher than usual imports have developed. Flotek Industries (FTK) was hurt by declining energy prices.

Outlook

The economy has been stuck in re-runs of the old game show "To Tell the Truth." We keep waiting for the host to say "Will the real economy please stand up?" It has been difficult to get a trend line on economic growth with the severe winter, the West Coast port strike, the dramatic drop in oil prices and the rapid rise in the dollar. Concomitant with this has been a market that has run hot and cold, resulting in passionately neutral sentiment. Helping to cement the hot and cold atmosphere has been a bevy of conflicting economic issues. On the negative side are potential interest rate hikes, Greece, Puerto Rico, energy, the dollar, sluggish world-wide growth and economic trouble in China. Tailwinds include strength in housing, the consumer, energy (for the consumer), leading economic indicators (LEI), surging M&A and extremely expansionary world-wide monetary policy. Layer in valuations that are not cheap and not overly expensive and you get an indecisive market.

Currently, the market is akin to a hamster wheel. Despite the feverish and sometimes violent moves, we have managed to remain pretty much in the same place that we were at the end of December. While the overall market returns have remained muted, valuation spreads have compressed. Consistent with our strategy, we continue to monitor the market volatility and look for opportunities to take advantage of the sometimes manic gyrations. We still see attractive risk/reward profiles within banks, housing-centric stocks, health care and technology.

Integrity Small Cap Value Fund (continued)

Average Annual Return

Year Ended June 30, 2015

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	3/30/04		5/14/11		5/14/11	6/1/12	7/7/05
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Value Index
One Year	2.17%	–3.46%	1.40%	0.40%	2.20%	2.63%	2.46%	0.78%
Three Year	18.43%	16.22%	17.54%	17.54%	18.25%	18.91%	18.74%	15.50%
Five Year	16.74%	16.74%	15.92%	15.92%	16.55%	N/A	17.05%	14.81%
Ten Year	8.93%	8.93%	N/A	N/A	N/A	N/A	N/A	6.87%
Since Inception	9.32%	9.32%	8.06%	8.06%	8.62%	21.34%	9.12%	N/A
Expense Ratios
Gross	1.51%		2.28%		1.96%	1.08%	1.23%
With Applicable Waivers	1.51%		2.28%		1.79%	1.08%	1.23%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated October 10, 2014. Additional information pertaining to the Fund's expense ratios as of June 30, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Integrity Small Cap Value Fund — Growth of $10,000

1The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Integrity Small/Mid Cap Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Review

The Integrity Small/Mid Cap Value Fund underperformed the Russell 2500TM Value Index for Class A Shares at NAV for the year ending June 30, 2015. The top performing sectors within the benchmark were Healthcare, Consumer Discretionary, and Financials. Conversely, benchmark sectors that underperformed were Energy, Materials, and Telecommunication Services. Stock selection in industrials was the most substantial detractor. Financials and Materials were also sources of weakness. Stock selection in Consumer Discretionary, Technology and Health Care providers were positives. Sector weights were also a modest positive. An overweight to Health Care and Consumer Discretionary, which outperformed, contributed. Some of this was offset by an underweight to financials which outperformed. On a characteristic basis, stocks in the index with a higher dividend yield and larger earnings growth outperformed. Our positioning toward companies with larger earnings growth was a sizeable contributor, while avoiding the highest dividend yielding stocks detracted.

In industrials, MasTec (MTZ) was the most significant detractor as investors continue to be concerned about activity in its oil and gas business along with the wireless spending environment. Within financials, Genworth (GNW) was the largest negative. It was hampered by fears that it would have to set aside further reserves for its long-term care unit as recent claims have experienced greater severity. It also suffered a debt downgrade. OFG Bancorp (OFG) and Popular (BPOP) were banks that detracted. Both holdings were directly impacted by reports that Puerto Rico may not be able to repay its debt to various creditors. We did have some notable outperformers in financials. Higher interest rates have been a positive for bank stocks such as Western Alliance Bancorporation (WAL).

The worst stocks in Materials were AK Steel (AKS) and Flotek Industries (FTK). AK Steel (AKS) has come under pressure as steel prices have eased and worries over higher than usual imports have continued. Flotek Industries (FTK) was a victim of lower oil prices.

Stock selection within Semiconductors led to the strong results in Technology. Freescale Semiconductor (FSL) was the largest overall contributor to Fund performance as it agreed

Integrity Small/Mid Cap Value Fund (continued)

to be acquired by a rival company. It is a leader in the automotive and industrial end-markets which have faster growth and better margins.

An overweight to Health Care and good stock selection within health care providers contributed to performance. We were overweight the group which strongly outperformed as it rose more than 30%. VCA (WOOF) was our best performer within Healthcare. Good capital allocation discipline (share repurchases and acquisitions) and a favorable industry backdrop have helped the company.

Outlook

The economy has been stuck in re-runs of the old game show "To Tell the Truth." We keep waiting for the host to say "Will the real economy please stand up?" It has been difficult to get a trend line on economic growth with the severe winter, the West Coast port strike, the dramatic drop in oil prices and the rapid rise in the dollar. Concomitant with this has been a market that has run hot and cold, resulting in passionately neutral sentiment. Helping to cement the hot and cold atmosphere has been a bevy of conflicting economic issues. On the negative side are potential interest rate hikes, Greece, Puerto Rico, energy, the dollar, sluggish world-wide growth and economic trouble in China. Tailwinds include strength in housing, the consumer, energy (for the consumer), leading economic indicators (LEI), surging M&A and extremely expansionary world-wide monetary policy. Layer in valuations that are not cheap and not overly expensive and you get an indecisive market.

Currently, the market is akin to a hamster wheel. Despite the feverish and sometimes violent moves, we have managed to remain pretty much in the same place that we were at the end of December. While the overall market returns have remained muted, valuation spreads have compressed. Consistent with our strategy, we continue to monitor the market volatility and look for opportunities to take advantage of the sometimes manic gyrations. We still see attractive risk/reward profiles within banks, housing-centric stocks, health care and technology.

Integrity Small/Mid Cap Value Fund (continued)

Average Annual Return

Year Ended June 30, 2015

	Class A		Class R6	Class Y
INCEPTION DATE	7/1/11		3/3/15	7/1/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2500TM Value Index
One Year	–1.34%	–6.76%	N/A	–1.14%	0.99%
Three Year	15.77%	13.61%	N/A	15.99%	16.99%
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	11.09%	9.54%	–1.67%	11.35%	N/A
Expense Ratios
Gross	6.55%		1.57%	1.54%
With Applicable Waivers	1.50%		1.21%	1.25%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratios as of June 30, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Integrity Small/Mid-Cap Value Fund — Growth of $10,000

1The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies (approximately 2500 of the smallest securities in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Munder Growth Opportunities Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Munder Growth Opportunities Fund outperformed the indexes for Class A Shares at NAV for the year ending June 30, 2015. Leading the market higher were Healthcare stocks, up over 30%, and Consumer Discretionary stocks, up over 15%. Strength in healthcare was predominantly in Biotech and significant merger and acquisition activity among all industries within Healthcare. The worse performing sector was Energy, driven by collapsing oil prices.

Stock selection was positive across all sectors in the Fund except Healthcare. Within Healthcare, the Fund did not have exposure to many of the companies involved in the high level of merger activity, penalizing stock selection. Stock selection was particularly strong in Technology and Industrials.

Within Technology, the Fund's exposure to semi-conductors was the driving factor as revenue growth continued to benefit from expansion and upgrade cycle of Apple's (AAPL) iPhone as well as increased use of semi-conductors in industrial applications. Merger and acquisition activity later in the year also boosted valuations within the group. Skyworks Solutions (SWKS), Avago Technologies (AVGO) and NXP Semiconductors (NXPI) were all significant contributors. Industrial stock selection was driven by exposure to defense and transportation industries. Key contributor in defense was Huntington Ingalls (HII) while the key contributor in transportation was Southwest Airlines (LUV).

Munder Growth Opportunities Fund (continued)

Average Annual Return

Year Ended June 30, 2015

	Class A		Class C		Class R	Class Y
INCEPTION DATE	8/19/96		11/3/98		7/29/04	6/1/98
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 1000® Growth Index
One Year	11.96%	5.81%	11.05%	10.05%	11.51%	12.32%	10.56%
Three Year	17.48%	15.28%	16.58%	16.58%	17.12%	17.81%	17.99%
Five Year	16.80%	15.49%	15.92%	15.92%	16.48%	17.12%	18.59%
Ten Year	10.37%	9.75%	9.55%	9.55%	10.08%	10.66%	9.10%
Since Inception	9.72%	9.39%	4.97%	4.97%	10.33%	6.58%	N/A
Expense Ratios
Gross	1.37%		2.25%		3.15%	1.09%
With Applicable Waivers	1.37%		2.25%		1.88%	1.09%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated October 10, 2014. Additional information pertaining to the Fund's expense ratios as of June 30, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Munder Growth Opportunities Fund — Growth of $10,000

1The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Munder Index 500 Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Munder Index 500 Fund maintained its stated objective of tracking to the total return of the S&P 500 Index for the twelve months ending June 2015. All of the securities within the portfolio are held at the same weight as the S&P 500 Index and monitored closely for any changes. Any cash that comes into the Fund is invested promptly so that it does not impact the performance versus the benchmark.

The S&P 500 Index posted a positive return for the year. There were positive returns in seven of the ten sectors for the year. The sector with the greatest positive impact on the return of the index was Healthcare followed by Information Technology, Consumer Discretionary and Financials. The sector which had the largest negative impact on the return of the index for the year was Energy. The other two sectors which contributed negative performance to the index for the year were Utilities and Materials.

Munder Index 500 Fund (continued)

Average Annual Return

Year Ended June 30, 2015

	Class A		Class R	Class Y
INCEPTION DATE	12/9/92		7/29/04	12/1/91
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	S&P 500® Index
One Year	6.76%	4.10%	6.35%	6.94%	7.42%
Three Year	16.52%	15.55%	16.10%	16.69%	17.31%
Five Year	16.56%	15.96%	16.14%	16.72%	17.34%
Ten Year	7.23%	6.96%	6.88%	7.42%	7.89%
Since Inception	8.67%	8.54%	7.14%	9.26%	N/A
Expense Ratios
Gross	0.58%		0.94%	0.39%
With Applicable Waivers	0.58%		0.94%	0.39%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated October 10, 2014. Additional information pertaining to the Fund's expense ratios as of June 30, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Munder Index 500 Fund — Growth of $10,000

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Munder Mid-Cap Core Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Investment Process Highlights

The Munder Mid-Cap Core Growth Fund's management team seeks to provide long-term capital appreciation in the Fund by investing in a diversified portfolio of medium sized (mid-capitalization) companies. Medium sized means those companies with market capitalizations within the range of companies included in the Russell Midcap® Index or within the range of companies included in the S&P MidCap 400® Index. The Fund's investment style focuses on companies that have growth prospects and are reasonably valued. This is known as GARP (Growth at a Reasonable Price). Specifically, the management team looks to invest in companies that have consistent and higher-than-average earnings growth, are financially stable with a below average debt level, have a leadership position in their industry and an effective management team, and whose stock price is attractive relative to the market and the company's growth rate.

The management team's investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position the Fund to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

Investing Environment

The Munder Mid-Cap Core Growth Fund outperformed both indexes for Class A Shares at NAV for the year ending June 30, 2015. Over the last twelve months the market faced stiff headwinds as global growth slowed and exogenous macro risk factors emerged, including 1) the Greek crisis and implications for the Eurozone, 2) a slowing Chinese economy and the unwinding of excesses created by a decades long boom in infrastructure spending, and 3) a Federal Reserve that is preparing for interest rate hikes. As a result, 2015 Earnings Per Share (EPS) estimates experienced consistent negative estimate revisions since the market's big sell off in October 2014, with current year-over-year growth expectations (low single digits) marking a new low since exiting the recession of 2008. The market, however, has inexplicably chopped its way higher, with the Russell 3000 delivering +7.3% total return for the twelve months ended June 30, 2015. The Russell Midcap® Index finished up 6.6%, trailing large-cap stocks by approximately 110 bp and roughly in-line with small-cap stocks. Consensus 2016 EPS estimates, which imply a reacceleration to double digit EPS growth, would suggest that investors are betting the slowdown is temporary. We remain cautious.

Munder Mid-Cap Core Growth Fund (continued)

Oil's plunge and the dollar's strength has caused a rebalancing of economic power both toward the U.S. and away from commodity-based economies/industries. While growth in the U.S. has remained "slow and steady", and the threat of contagion is still very real, there are cyclical and structural reasons why we believe the U.S. is relatively advantaged in this environment. On the cyclical side, a smaller portion of exports-to-GDP implies a smaller drag from weak demand abroad, while lower oil prices and a stronger dollar should be a relative benefit to a consumer-based economy that is a net importer of energy. On the structural side, solid deleveraging coupled with strong employment gains has left U.S. consumers financially healthy and confident, while a new found sense of frugality limits the upshift to the demand curve many export driven economies expect during boom times. Strong corporate balance sheets and good domestic corporate profit growth, coupled with improving fiscal budgets at the state and federal level, further limits the risk/impact of negative exogenous shocks to the U.S., and we believe really sets the stage for a "slower for longer" type of economic expansion. Coupled with an energy "renaissance" that promises energy independence over time and a strong rule of law (freedom of capital), the U.S. feels like a safe haven for business investment and, indeed, technological advances in industry are driving a "reshoring" of manufacturing to the U.S.

Outside the U.S., the macro backdrop continues to be challenging, though global Private Mortgage Insurance seems to be scraping along a bottom. The European Central Bank's quantitative easing efforts appear effective enough to drive a reacceleration in Eurozone GDP growth to about 1.5%. That said, questions/risks around the potential Greek exit are still front and center, and of course there is the looming risk that Putin resumes military action in the Ukraine and the Baltic states. That said, China continues to be our #1 concern as ambitions to transition to a more domestically driven economy are creating a huge drag on the GDP and effectively ending the commodity super-cycle. On the one hand, the government's ability to enact supportive policy should be enough to keep the economy from collapse and lower commodity/energy prices are a net benefit worldwide. That said, with almost 50% of GDP coming from capital formation, we see downside risk to growth estimates.

Fund Performance/Changes

The Munder Mid-Cap Core Growth Fund led the Russell Midcap® Index for the fiscal year ended June 30, 2015 on the back of strong stock selection, and posted a +10.3% total return (Y Shares) on an absolute basis. Six out of ten economic sectors contributed positive active returns during the quarter, though an outsized portion was attributable to information technology. Specifically, three of our semiconductor holdings appreciated considerably, i.e. Skyworks Solutions (SWKS), Avago Technologies (AVGO), and ON Semiconductor (ON). Both Skyworks and Avago are benefitting from increased RF content in smart phones, while ON is seeing content expansion opportunities in autos, industrial, mobile, PC end-markets. We actively trimmed our semiconductor exposure as those positions became outsized. Our holdings in Cognizant Technology Solutions Corp. (CTSH) and Red Hat also saw strong price gains on the back of consistently better-than-expected financial results.

The largest detractor from Fund performance was the industrial segment where demand has been extremely challenging and stock selection worked against us. We exited our positions in Kirby Corp. (KEX) and Terex Corp (TEX), both of which experienced meaningful declines in demand due to weakness in the Oil & Gas end market, and in the case of Terex, exposure to emerging markets. We allocated the proceeds to more attractive opportunities in the Industrials sector, namely indoor and outdoor lighting producer Acuity Brands (AYI) and Verisk Analytics (VRSK), a provider of risk analysis tools to professionals in a variety of industries (Insurance, Healthcare, Financial Services, etc.). We believe Acuity is well positioned to take advantage of the secular migration to LED lighting solutions and should also benefit from the current upcycle in non-residential construction spending. Verisk's product offerings are deeply embedded in P&C insurers' decision making process, resulting in high barriers to entry and switching costs. In addition, the secular increase in demand for analytics in the P&C insurance and healthcare industries directly benefits Verisk. Finally, we believe improvement in the smaller healthcare segment over the next one to two years will serve as a positive catalyst for the stock.

Munder Mid-Cap Core Growth Fund (continued)

Average Annual Return

Year Ended June 30, 2015

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	7/3/00		7/14/00		7/29/04	6/1/12	6/24/98
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap® Index	Russell Midcap® Growth Index
One Year	10.03%	3.97%	9.26%	8.29%	9.76%	10.51%	10.29%	6.63%	9.45%
Three Year	17.96%	15.75%	17.10%	17.10%	17.67%	18.49%	18.26%	19.26%	19.24%
Five Year	17.47%	16.15%	16.60%	16.60%	17.17%	N/A	17.76%	18.23%	18.69%
Ten Year	8.91%	8.30%	8.10%	8.10%	8.64%	N/A	9.19%	9.40%	9.69%
Since Inception	8.92%	8.51%	7.74%	7.74%	9.99%	20.26%	11.02%	N/A	N/A
Expense Ratios
Gross	1.37%		2.07%		1.56%	0.97%	1.16%
With Applicable Waivers	1.37%		2.07%		1.56%	0.95%	1.13%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated October 10, 2014. Additional information pertaining to the Fund's expense ratios as of June 30, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Munder Mid-Cap Core Growth Fund — Growth of $10,000

1The Russell Midcap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

1The Russell Midcap Growth Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Munder Small Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Investing Environment

The Munder Small Cap Growth Fund underperformed it's index for Class A Shares at NAV for the year ended June 30, 2015. Over the last twelve months the market faced stiff headwinds as global growth slowed and exogenous macro risk factors emerged, including 1) the Greek crisis and implications for the Eurozone, 2) a slowing Chinese economy and the unwinding of excesses created by a decades long boom in infrastructure spending, and 3) a Federal Reserve that is preparing for interest rate hikes. As a result, 2015 Earnings Per Share (EPS) estimates experienced consistent negative estimate revisions since the market's big sell off in October 2014, with current year-over-year growth expectations (low single digits) marking a new low since exiting the recession of 2008. The market, however, has inexplicably chopped its way higher, with the Russell 3000 delivering +7.3% total return for the twelve months ended June 30, 2015. The Russell Midcap® Index finished up 6.6%, trailing large-cap stocks by approximately 110 bp and roughly in-line with small-cap stocks. Consensus 2016 EPS estimates, which imply a reacceleration to double digit EPS growth, would suggest that investors are betting the slowdown is temporary. We remain cautious.

Oil's plunge and the dollar's strength has caused a rebalancing of economic power both toward the U.S. and away from commodity-based economies/industries. While growth in the U.S. has remained "slow and steady", and the threat of contagion is still very real, there are cyclical and structural reasons why we believe the U.S. is relatively advantaged in this environment. On the cyclical side, a smaller portion of exports-to-GDP implies a smaller drag from weak demand abroad, while lower oil prices and a stronger dollar should be a relative benefit to a consumer-based economy that is a net importer of energy. On the structural side, solid deleveraging coupled with strong employment gains has left U.S. consumers financially healthy and confident, while a new found sense of frugality limits the upshift to the demand curve many export driven economies expect during boom times. Strong corporate balance sheets and good domestic corporate profit growth, coupled with improving fiscal budgets at the state and federal level, further limits the risk/impact of negative exogenous shocks to the U.S., and really sets the stage for a "slower for longer" type of economic expansion. Coupled with an energy "renaissance" that promises energy

Munder Small Cap Growth Fund (continued)

independence over time and a strong rule of law (freedom of capital), the U.S. feels like a safe haven for business investment and, indeed, technological advances in industry are driving a "reshoring" of manufacturing to the U.S.

Outside the U.S., the macro backdrop continues to be challenging, though global Private Mortgage Insurance (PMI) seems to be scraping along a bottom. The European Central Bank (ECB)'s quantitative easing efforts appear effective enough to drive a reacceleration in Eurozone GDP growth to about 1.5%. That said, questions/risks around the potential Greek exit are still front and center, and of course there is the looming risk that Putin resumes military action in the Ukraine and the Baltic states. That said, China continues to be our #1 concern as ambitions to transition to a more domestically driven economy are creating a huge drag on the GDP and effectively ending the commodity super-cycle. On the one hand, the government's ability to enact supportive policy should be enough to keep the economy from collapse and lower commodity/energy prices are a net benefit worldwide. That said, with almost 50% of GDP coming from capital formation, we see downside risk to growth estimates.

Munder Small Cap Growth Fund (continued)

Average Annual Return

Year Ended June 30, 2015

	Class A		Class I	Class Y
INCEPTION DATE	5/1/15		5/1/15	5/1/15
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2000 Growth® Index
One Year	N/A	N/A	N/A	N/A	N/A
Three Year	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	4.70%	–1.32%	4.80%	4.80%	5.06%
Expense Ratios
Gross	5.85%		1.32%	5.60%
With Applicable Waivers	1.40%		1.15%	1.25%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2015. Additional information pertaining to the Fund's expense ratios as of June 30, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Munder Small Cap Growth Fund — Growth of $10,000

1The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Trivalent Emerging Markets Small-Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Market Environment

Emerging market small cap equities posted a slight decline over the last year as volatility rose and concerns remained over the impact on emerging economies of potentially higher interest rates in the U.S.. For the full year, the S&P® Emerging Market Small-Cap plus South Korea Index declined 0.3%. The Trivalent Emerging Markets Small-Cap Fund outperformed the Index for Class A Shares at NAV for the year ending June 30, 2015. There was a wide dispersion among country returns in the index as Asia significantly outperformed the EMEA (Europe, Middle East, Africa) and Latin American regions. The two largest countries in the index, China and South Korea, were the top performers. Despite selling off in June, China rose 23.5% as the People's Bank of China lowered rates twice and mainland authorities made it easier for foreign investors to purchase stocks using a cross-border bourse link. China was also aided by a significant increase in margin buying as investors flooded the market to profit from surging stock prices. South Korea rose 25.5% as GDP growth improved in the first three months of 2015, supported by an increase in investment and consumption. India also posted a positive return as it rose 10.2% following three rate cuts from the Reserve Bank of India and investor optimism toward Prime Minister Modi's plan to overhaul India's economy. Several Latin American countries saw their currencies depreciate relative to the U.S. dollar and as a result their equity markets suffered significant losses. Brazil was hit the hardest as it dropped 38.4%, while Colombia fell 37.2% and Peru declined 18.8%. Despite rebounding in the first quarter of 2015, Russia declined 26.8% as the ruble depreciated versus the U.S. Dollar. Continued economic sanctions and the rapid deterioration in energy export income have become major headwinds to economic stability.

Sector returns were mostly negative. Energy stocks were the biggest laggards as they fell 28.3% on the back of a 40% drop in the price of Brent oil. Health care rose 35.0% and was the best performing sector by an unusually wide margin. In particular, South Korean health care stocks returned over 60% after the South Korean government revealed plans to spend $300 million to support research and development in biotech.

Trivalent Emerging Markets Small-Cap Fund (continued)

Portfolio Review

Overall security selection was positive within both countries and sectors and accounted for most of the Fund's relative outperformance. Excess returns were generated in all three regions and seven of the ten sectors. Notable outperformance came from consumer staples, industrials, and utilities. Within consumer staples, BGF Retail, the South Korean convenience store operator, rose 126.7% as solid earnings growth expectations for 2015 continue. Within industrials, China Lesso, the Chinese maker of plastic pipe products rose 54.8% on optimism for existing and new product demand. Utilities' relative performance was boosted by the Fund's position in China Power International, a Chinese power utility, whose stock rose 99.9% as the company sold part of its stake in Shanghai Electric Power. China Power has also benefitted from low coal prices, a major input cost, and the potential for earnings growth of asset injections from its parent company.

On the downside, performance in healthcare trailed the benchmark. Brazilian employee benefit provider Qualicorp SA fell 48.3% following reports that the government will announce changes to healthcare laws, making individual plans more attractive than the group plans which Qualicorp offers.

Market Outlook

Volatility has increased recently as the ongoing Greek drama has begun to take its toll on investor sentiment across the globe. As long as uncertainty remains in the Eurozone, we will likely continue to experience the turbulence that has taken place over the last several weeks, particularly in Europe. The likelihood of a Greek exit from the Eurozone has clearly increased but is by no means inevitable. Nevertheless, while potentially damaging to confidence, it would not be the fatal blow that investors feared it could be several years ago. A positive impact could be that Eurozone uncertainty will delay the anticipated September interest rate hike by the U.S. Federal Reserve, thus potentially providing support for emerging markets. European leaders are committed to doing whatever it takes to prevent contagion and, thus, we would expect any negative price reaction by markets to be short lived. For Asian markets, China's slowing growth is of greatest concern for those countries that rely heavily on exporting commodities and goods to China. The People's Bank has shown both concern about its economy and a willingness to act with four rate reductions since November. There is potential for India to rebound following last quarter's negative return as industrial production has picked up and there appears to be wide-spread support for Prime Minister Modi's reforms. While the economic landscape in Brazil will likely remain difficult, valuations are low and a sustained rebound in the price of oil and other commodities could prolong the rally in equity prices that began in June. Merger and acquisition activity continues with a large number of deals announced again this quarter across several sectors. Improving investor confidence, a desire to supplement organic growth, and attractive financing terms are all spurring record activity. We remain focused on stock selection while adhering to our strict country and sector risk controls.

Trivalent Emerging Markets Small-Cap Fund (continued)

Average Annual Total Return

Year Ended June 30, 2015

	Class A		Class Y
INCEPTION DATE	7/2/13		7/2/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	MSCI Emerging Markets Small- Cap Index	S&P® Emerging Plus SmallCap Index
One Year	1.35%	–4.20%	1.54%	0.34%	–0.46%
Three Year	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	7.71%	4.71%	7.98%	N/A	N/A
Expense Ratios
Gross	11.66%		4.66%
With Applicable Waivers	1.83%		1.58%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated October 10, 2014. Additional information pertaining to the Fund's expense ratios as of June 30, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Trivalent Emerging Markets Small-Cap Fund — Growth of $10,000

1The MSCI Emerging Markets Small Cap Index is designed to measure equity market performance of 21 emerging markets and targets approximately 14% of each market's free-float adjusted market capitalization. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the Fund may not match those in the index and performance of the Fund will differ. Direct investment in an index is not possible. The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The S&P® Emerging Plus SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country represented in the S&P® Emerging BMI plus Korea. The S&P® Emerging BMI includes companies domiciled in 20 emerging markets countries with float-adjusted market capitalizations of at least US$100 million and annual trading liquidity of at least US$50 million. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Trivalent International Fund-Core Equity

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Market Environment

International equity markets were down on the year as volatility rose and concerns over global growth intensified after the International Monetary Fund (IMF) cut its global growth forecasts. For the full year, the MSCI ACWI Ex USA index declined -5.26%. The Trivalent International Fund-Core Equity had a strong year, outperforming the index by a wide margin for Class A Shares at NAV for the year ended June 30, 2015. Greece was the worst performing country in the index, declining 57.7% on fears of sovereign default and the possibility of the country's exit from the Eurozone. Portugal fell 36.8% on weak banking performance and growing concerns of Greek contagion. Norway, a top European oil producer, declined 26.6% on slumping oil prices and subsequent cuts to the country's GDP forecasts.

On the upside, notable performance at the country level came from China, Hong Kong and Ireland, as each market posted double-digit returns. Despite selling off in June, China rose 24.6% as the People's Bank of China lowered rates twice and mainland authorities made it easier for foreign investors to purchase stocks using a cross-border bourse link. China was also aided by a significant increase in margin buying as investors flooded the market to profit from surging stock prices. Hong Kong increased 12.3% following the surge in the China Shanghai index as investors aimed to capitalize on the valuation gap between dual-listed Hong Kong and Chinese shares. Ireland rose 10.8% as it recorded the highest GDP growth among Eurozone countries.

Sector returns were mixed. Health Care was the best performing sector, gaining 5.1%, followed by Information Technology at 1.6%. Energy was the clear laggard, falling 29.4% during the year as Brent oil dropped by over 40% to $60 per barrel. Materials and Utilities declined 15.8% and 12.5% respectively.

Portfolio Review

Overall security selection was positive and accounted for most of the Fund's outperformance. Excess returns were generated in five of the six regions and nine of the ten economic sectors.

Trivalent International Fund-Core Equity (continued)

The largest positive contributor to performance came from a sizable position in Amorepacific Corporation. The Korean cosmetics goods company rose 149.8% on strong results as demand for the company's products was particularly strong in China. Notable relative performance in Consumer Discretionary came from two names in particular. British homebuilder Barratt Development gained 55.2% as market conditions remained favorable, and the company raised guidance for building completions this year. Pandora A/S, the Danish listed jewelry manufacturer, gained 42.1% as dealer surveys suggest favorable demand for new charm and ring collections. Within consumer staples, Korean convenience store operator, BGF Retail, rose 126.7% as the company reported strong earnings results and solid growth expectations for 2015.

On the downside, underperformance was centered in the energy sector where a significant drop in the price of oil negatively impacted two holdings. Canadian listed oil and gas company, Gran Tierra, was down 72.1% for the year as the price of Brent oil plunged. The company's production is primarily in Peru and Colombia and is 97% oil. Afren, a British listed oil and gas exploration and production company, fell 88.0% after suspending four senior management members for alleged misconduct and funding concerns.

Market Outlook

Volatility has increased recently as the ongoing Greek drama has begun to take its toll on investor sentiment across the globe. As long as uncertainty remains in the Eurozone, we will likely continue to experience turbulence, particularly in Europe. The likelihood of a Greek exit from the Eurozone has clearly increased but is by no means inevitable. Nevertheless, while potentially damaging to confidence, it would not be the fatal blow that investors feared it could be several years ago. A positive impact could be that Eurozone uncertainty will delay the anticipated September interest rate hike by the Federal Reserve, thus potentially providing support for markets. European leaders are committed to do whatever it takes to prevent contagion and thus we would expect any negative price reaction by markets to be short lived. For Asian markets, China's slowing growth is of greatest concern for those countries that rely heavily on exporting commodities and goods to China. The People's Bank has shown both concern about its economy and a willingness to act with four rate reductions since November. Japan should remain a bright spot for investors as the weak Yen and accelerating loan growth has led to improving business confidence. While the economic landscape in Brazil will likely remain difficult, a sustained rebound in the price of oil and other commodities could prolong the rally in equity prices which began in June. Merger and acquisition activity continues with a large number of deals announced across several sectors. Improving confidence, a desire to supplement organic growth, and attractive financing terms are all spurring record activity. We will remain focused on stock selection while adhering to our strict country and sector risk controls.

Trivalent International Fund-Core Equity (continued)

Average Annual Return

Year Ended June 30, 2015

	Class A		Class C		Class I	Class R6	Class Y
INCEPTION DATE	8/16/07		8/16/07		8/16/07	3/4/15	8/16/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI ACWI ex USA Index (Net Dividends)
One Year	–1.72%	–7.13%	–2.50%	–3.47%	–1.24%	N/A	–1.61%	–5.26%
Three Year	13.45%	11.31%	12.61%	12.61%	14.09%	N/A	13.69%	9.44%
Five Year	10.23%	9.00%	9.38%	9.38%	10.83%	N/A	10.49%	7.76%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5.54%
Since Inception	–0.67%	–1.38%	–1.45%	–1.45%	–0.17%	1.30%	–0.45%	N/A
Expense Ratios
Gross	2.01%		3.48%		8.54%	15.21%	1.37%
With Applicable Waivers	1.49%		2.24%		0.98%	0.98%	1.24%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratios as of June 30, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Trivalent International Fund-Core Equity — Growth of $10,000

1The MSCI AC World ex-USA Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 44 country indices comprising 23 developed and 21 emerging market county indices. The index is unmanaged and its results include reinvested dividends and/or distributions, but do no reflect the effect of sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Trivalent International Small-Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Market Environment

International small cap equity markets were down on the year as volatility rose and concerns over global growth intensified after the International Monetary Fund (IMF) cut its global growth forecasts. For the full year, the S&P® Developed ex U.S. Small Cap Index declined -1.97%. The Trivalent International Small Cap Equity Fund had a strong year, outperforming the index by a wide margin for Class A Shares at NAV for the year ending June 30, 2015. Portugal was the worst performing country in the index as it fell 36.6% on weak banking performance and growing concerns of Greek contagion. Canada, one of the world's top oil producers, declined 24.0% on slumping oil prices as well as concerns over a housing market correction.

On the upside, notable performance at the country level came from Korea and Hong Kong, as each market posted double-digit returns. Korea rose 25.5% and was among the best performing countries. Korean GDP growth improved, supported by an increase in investment and consumption. Hong Kong increased 13.7% following the surge in the China Shanghai index as investors aimed to capitalize on the valuation gap between dual-listed Hong Kong and Chinese shares. Small cap stocks in the United Kingdom returned 7.5% as the Conservative Party's victory in the general election spurred a late period rally.

Six of ten sectors finished in positive territory. Health Care rose 11.5% and was the best performing sector by an unusually wide margin. In particular, Korean Health Care stocks rose over 60% during the second quarter of 2015 after the Korean government revealed plans to spend $300 million to support research and development in Biotech. Energy stocks were the clear laggard, falling 44.5% during the year as Brent oil dropped by over 40% to $60 per barrel.

Portfolio Review

Overall security selection was positive and accounted for almost all of the Fund's outperformance. Excess returns were generated in all five regions and eight of the ten

Trivalent International Small-Cap Fund (continued)

economic sectors. Notable relative performance in consumer staples came from two names in particular. BGF Retail, the Korean convenience store operator, rose 133.3% as the company reported strong earnings results and solid growth expectations for 2015. Sales were trending ahead of expectations and operating profits margins increased as costs came down during the period. Greggs, the U.K. baker and food retailer, rallied 94.4%. Sales are benefitting from the company's food-on-the-go strategy as well as new store openings and refurbishments. Within consumer discretionary, British homebuilder, Barratt Developments, gained 55.2% as market conditions remain favorable and the company raised it's forecast for building completions this year. Performance in consumer discretionary also got a boost from Stroer Media as the German outdoor advertising agency gained 111.1% on strong earnings results and improved performance in the domestic market.

On the downside, the Fund's underperformance was centered in the energy sector where a significant drop in the price of oil negatively impacted two holdings. Canadian listed oil and gas company, Gran Tierra, was down 72.1% for the year as the price of Brent oil plunged. The company's production is primarily in Peru and Colombia and is 97% oil. Banker's Petroleum, also a Canadian listed energy company with production in Albania, was down 61.2%. The company's production is 100% oil.

Market Outlook

Volatility has increased recently as the ongoing Greek drama has begun to take its toll on investor sentiment across the globe. As long as uncertainty remains in the Eurozone, we will likely continue to experience turbulence. The likelihood of a Greek exit from the Eurozone has clearly increased but is by no means inevitable. Nevertheless, while potentially damaging to confidence, it would not be the fatal blow that investors feared it could have been several years ago. A positive impact could be that Eurozone uncertainty will delay the anticipated September interest rate hike by the U.S. Federal Reserve, thus potentially providing support for markets. European leaders are committed to do whatever it takes to prevent contagion and, thus, we would expect any negative price reaction by markets to be short lived. For Asian markets, China's slowing growth is of greatest concern for those countries that rely heavily on exporting commodities and goods to China. The People's Bank has shown both concern about its economy and a willingness to act with four rate reductions since November. Merger and acquisition activity continues with a large number of deals announced across several sectors. Improving investor confidence, a desire to supplement organic growth, and attractive financing terms are all spurring record activity. We remain focused on stock selection while adhering to our strict country and sector risk controls.

Trivalent International Small-Cap Fund (continued)

Average Annual Return

Year Ended June 30, 2015

	Class A		Class C		Class I	Class R6	Class Y
INCEPTION DATE	8/17/07		8/17/07		8/17/07	6/1/12	8/17/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P® Developed ex-U.S. SmallCap Index
One Year	3.62%	–2.04%	2.97%	1.97%	4.12%	4.01%	3.90%	–1.62%
Three Year	19.84%	17.59%	18.97%	18.97%	20.36%	20.23%	20.15%	14.86%
Five Year	16.93%	15.60%	16.10%	16.10%	17.48%	N/A	17.27%	12.02%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	3.31%	2.57%	2.53%	2.53%	3.79%	22.37%	3.54%	N/A
Expense Ratios
Gross	1.47%		2.74%		1.14%	3.30%	1.25%
With Applicable Waivers	1.36%		2.11%		0.96%	1.11%	1.11%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated October 10, 2014. Additional information pertaining to the Fund's expense ratios as of June 30, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Trivalent International Small-Cap Fund — Growth of $10,000

1The S&P® Developed ex-U.S. SmallCap Index consists of the stocks representing the lowest 15% of float-adjusted market capitalization in each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 26 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading value of at least US$50 million. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Munder Total Return Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Economic growth slowed significantly in late 2014 and remained subdued through the first quarter of 2015, before rebounding into the second quarter. A sharp decline in commodity prices lead to a strong rise in the U.S. dollar, resulting in one of the many headwinds blamed on the slower growth experienced over the last 3 quarters. Harsh winter weather, west coast port slowdowns and cut-backs in the energy sector all contributed to slower growth as well. Additionally, the US consumer did not provide much of a boost to growth either, instead choosing saving over spending. Similarly, outside of the U.S., growth and inflation remained low and liquidity was on the rise as central banks in Europe and Japan continued to ease policy.

The spring brought renewed optimism for growth as the U.S. job market continued its steady march towards full employment. Given the improving backdrop for employment, the US consumer found some solid footing in the second quarter, while the factory sector showed signs of stabilization heading into the second half of 2015. The Fed continued to guide for a modest increase in interest rates this year, but remains data dependent. Even as inflation has remained stubbornly below the Federal Reserve's target, the Fed has consistently signaled their desire to begin normalization this year, but at a measured pace. As a result, we saw the yield curve steepen and investors struggle to digest the timing of the first rate hike, turmoil in the Eurozone brought on by the Greek default, and weak worldwide growth. Consequently, sector excess returns relative to Treasuries over the past 12 months have been decidedly negative, with the exception of the Asset Backed sector, which managed a small gain. Treasuries outperformed corporates, with Industrials providing the largest drag, due to the downturn in the Energy sector.

Munder Total Return Bond Fund (continued)

Average Annual Return

Year Ended June 30, 2015

	Class A		Class C		Class R6	Class Y
INCEPTION DATE	12/9/92		3/25/96		3/4/15	12/1/91
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Barclays U.S. Aggregate Bond Index
One Year	–0.06%	–4.06%	–0.87%	–1.84%	N/A	0.18%	1.86%
Three Year	2.66%	1.28%	1.89%	1.89%	N/A	2.91%	1.83%
Five Year	4.04%	3.19%	3.27%	3.27%	N/A	4.32%	3.35%
Ten Year	4.25%	3.83%	3.47%	3.47%	N/A	4.51%	4.44%
Since Inception	5.16%	4.97%	4.13%	4.13%	–1.16%	5.36%	N/A
Expense Ratios
Gross	1.10%		2.02%		1.77%	0.67%
With Applicable Waivers	0.89%		1.64%		0.62%	0.64%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratios as of June 30, 2015 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Munder Total Return Bond Fund — Growth of $10,000

1The Barclays U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgagebacked securities (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities and commercial mortgage-backed securities. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Portfolios  Schedule of Portfolio Investments
Integrity Micro-Cap Equity Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (90.5%)
Banks (17.0%):
Banc of California, Inc.	65,067	$895
Bank of Marin BanCorp	13,144	669
Banner Corp.	15,512	743
BNC Bancorp	57,704	1,115
Bridge BanCorp, Inc.	31,006	828
Cardinal Financial Corp.	34,164	744
Centerstate Banks, Inc.	90,485	1,223
Financial Institutions, Inc.	42,645	1,059
First Internet Bancorp	29,855	731
Green BanCorp, Inc. (a)	34,100	524
Guaranty BanCorp	50,335	831
Heritage Financial Corp.	55,014	983
Horizon BanCorp Indiana	27,000	674
Independent Bank Group, Inc.	18,536	795
Metro Bancorp, Inc.	41,073	1,074
People's Utah BanCorp (a)	35,000	594
Renasant Corp.	13,263	432
Seacoast Banking Corp. of Florida (a)	68,567	1,083
Sierra Bancorp	36,670	635
Southwest BanCorp, Inc.	64,187	1,195
State Bank Financial Corp.	57,724	1,254
Univest Corp. of Pennsylvania	33,000	672
Yadkin Financial Corp. (a)	43,339	908
		19,661
Capital Markets (5.0%):
Calamos Asset Management, Inc.	41,353	507
Corenergy Infrastructure Trust	87,667	554
Cowen Group, Inc. (a)	200,477	1,282
Diamond Hill Investment Group, Inc.	5,595	1,117
JMP Group LLC	103,227	805
Manning & Napier, Inc.	47,000	469
Pzena Investment Management, Inc., Class A	89,394	988
		5,722
Consumer Discretionary (19.2%):
Bassett Furniture Industries, Inc.	16,102	457
Beazer Homes USA, Inc. (a)	55,270	1,103
Carmike Cinemas, Inc. (a)	32,937	874
Carrols Restaurant Group, Inc. (a)	110,874	1,153
Cavco Industries, Inc. (a)	11,858	895
Cherokee, Inc.	29,700	837
Culp, Inc.	31,938	990
del Frisco's Restaurant Group (a)	43,288	806
Entercom Communications Corp. (a)	78,130	892
Entravision Communications Corp.	129,854	1,069
Francesca's Holdings Corp. (a)	29,147	393
Gray Television, Inc. (a)	88,325	1,385

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Integrity Micro-Cap Equity Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Haverty Furniture Cos., Inc.	37,177	$804
Kirkland's, Inc.	49,607	1,382
M/I Homes, Inc. (a)	45,043	1,111
Malibu Boats, Inc., Class A (a)	58,401	1,173
Marcus Corp.	81,722	1,568
MarineMax, Inc. (a)	44,496	1,046
Modine Manufacturing Co. (a)	61,408	659
Ruth's Hospitality Group, Inc.	50,196	809
Shoe Carnival, Inc.	19,922	575
Spartan Motors, Inc.	137,564	630
Sportsman's Warehouse Holdings, Inc. (a)	60,000	682
The PEP Boys Manny, Moe & Jack (a)	63,737	782
		22,075
Energy (5.1%):
Basic Energy Services, Inc. (a)	98,615	745
Callon Petroleum Co. (a)	117,847	980
Matrix Service Co. (a)	49,685	907
Natural Gas Services Group, Inc. (a)	14,708	336
Rex Energy Corp. (a)	128,269	717
Ring Energy, Inc. (a)	60,000	671
Synergy Resources Corp. (a)	64,574	738
Triangle Petroleum Corp. (a)	152,353	765
		5,859
Energy Equipment & Services (0.8%):
TETRA Technologies, Inc. (a)	141,322	902
Health Care (9.3%):
Addus HomeCare Corp. (a)	27,426	764
Atricure, Inc. (a)	44,317	1,092
Capital Senior Living Corp. (a)	38,627	946
Invacare Corp.	40,000	865
LHC Group, Inc. (a)	42,727	1,635
Merit Medical Systems, Inc. (a)	42,700	920
PharMerica Corp. (a)	24,711	823
Rockwell Medical, Inc. (a)	52,849	852
RTI Surgical, Inc. (a)	240,953	1,556
US Physical Therapy, Inc.	23,510	1,287
		10,740
Industrials (10.1%):
Celadon Group, Inc.	36,218	749
CRA International, Inc. (a)	31,850	888
Echo Global Logistics, Inc. (a)	43,305	1,414
Federal Signal Corp.	78,980	1,177
Global Brass & Copper Holdings, Inc.	63,967	1,088
GP Strategies Corp. (a)	23,548	783
Manitex International, Inc. (a)	101,640	777
MYR Group, Inc. (a)	17,710	548
MYR Group, Inc. (a)	3,682	114
NN, Inc.	43,997	1,123

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Integrity Micro-Cap Equity Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Park-Ohio Holdings Corp.	25,000	$1,212
Resources Connection, Inc.	61,338	986
SP Plus Corp. (a)	24,321	635
		11,494
Information Technology (9.9%):
American Software, Inc.	87,999	836
Axcelis Technologies, Inc. (a)	271,000	802
Dot Hill Systems Corp. (a)	99,568	609
Exar Corp. (a)	52,204	511
FormFactor, Inc. (a)	140,195	1,289
Mattson Technology, Inc. (a)	187,945	630
Neophotonics Corp. (a)	75,000	685
Newport Corp. (a)	44,021	834
PC-Telephone, Inc.	99,622	715
Pericom Semiconductor Corp.	72,010	947
Photronics, Inc. (a)	118,374	1,126
Quantum Corp. (a)	514,978	866
Sigma Designs, Inc. (a)	75,918	906
TTM Technologies, Inc. (a)	68,747	687
		11,443
Insurance (0.9%):
AMERISAFE, Inc.	15,754	741
Hci Group, Inc.	7,100	314
		1,055
Materials (2.0%):
Olympic Steel, Inc.	37,522	654
Quaker Chemical Corp.	7,854	698
Ryerson Holding Corp. (a)	37,800	344
Schnitzer Steel Industries, Inc.	32,500	568
		2,264
Real Estate Investment Trusts (REITs) (5.0%):
Ashford Hospitality Prime, Inc.	56,571	850
Independence Realty Trust, Inc.	103,340	778
Physicians Realty Trust	46,612	716
RAIT Financial Trust	101,066	618
Rexford Industrial Realty, Inc.	62,000	904
Sotherly Hotels, Inc.	105,000	742
Summit Hotel Properties, Inc.	84,070	1,093
		5,701
Thrifts & Mortgage Finance (6.2%):
First Defiance Financial Corp.	28,275	1,062
First Financial Northwest, Inc.	66,973	834
Fox Chase Bankcorp, Inc.	39,000	660
Oceanfirst Financial Corp.	47,975	895
United Community Financial Corp.	127,000	679
United Financial Bancorp, Inc.	66,870	899

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Integrity Micro-Cap Equity Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Walker & Dunlop, Inc. (a)	50,000	$1,338
WSFS Financial Corp.	28,512	780
		7,147
Total Common Stocks (Cost $79,377)		104,063
Exchange-Traded Funds (5.3%)
SPDR S&P Biotech ETF	24,223	6,110
Total Exchange-Traded Funds (Cost $3,722)		6,110
Investment Companies (3.0%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	3,484,729	3,485
Total Investment Companies (Cost $3,485)		3,485
Total Investments (Cost $86,584) — 98.8%		113,658
Other assets in excess of liabilities — 1.2%		1,401
NET ASSETS — 100.00%		$115,059

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on June 30, 2015.

ETF — Exchange-Traded Fund

LLC — Limited Liability Co.

REIT — Real Estate Investment Trust

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Integrity Mid-Cap Value Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.1%)
Banks (8.1%):
Comerica, Inc.	3,047	$156
Fifth Third Bancorp	10,660	223
KeyCorp	11,609	174
Regions Financial Corp.	15,670	162
SunTrust Banks, Inc.	2,935	126
Synovus Financial Corp.	4,895	151
Zions Bancorp	7,000	223
		1,215
Capital Markets (2.5%):
Ameriprise Financial, Inc.	1,301	163
Invesco Ltd.	5,621	211
		374
Consumer Discretionary (10.8%):
Abercrombie & Fitch Co., Class A	3,762	81
Bloomin' Brands, Inc.	4,870	104
Brunswick Corp.	1,975	100
Darden Restaurants, Inc.	2,026	144
DR Horton, Inc.	6,020	165
Gannett Co., Inc. (a)	1	0
Goodyear Tire & Rubber Co.	4,475	135
Kohl's Corp.	1,785	112
La Quinta Holdings, Inc. (a)	5,651	129
MGM Resorts International (a)	4,744	87
PVH Corp.	973	112
TEGNA, Inc.	6,521	209
Whirlpool Corp.	754	130
Wyndham Worldwide Corp.	1,128	92
		1,600
Consumer Staples (4.2%):
ConAgra Foods, Inc.	2,478	108
Constellation Brands, Inc., Class A	878	102
Rite AID Corp. (a)	16,652	139
The Hain Celestial Group, Inc. (a)	1,818	120
Tyson Foods, Inc., Class A	3,698	158
		627
Energy (8.1%):
Bristow Group, Inc.	2,613	139
Carrizo Oil & Gas, Inc. (a)	2,122	104
Cimarex Energy Co.	1,295	143
Diamondback Energy, Inc. (a)	1,431	108
Rice Energy, Inc. (a)	7,220	150
Superior Energy Services, Inc.	5,159	109
Synergy Resources Corp. (a)	13,112	150

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Integrity Mid-Cap Value Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Whiting Petroleum Corp. (a)	4,721	$159
WPX Energy, Inc. (a)	11,674	143
		1,205
Health Care (11.6%):
Alere, Inc. (a)	2,492	131
Boston Scientific Corp. (a)	12,592	223
Bruker Corp. (a)	5,529	113
Cigna Corp.	1,077	174
Health Net, Inc. (a)	3,107	200
HealthSouth Corp.	2,311	106
Hill-Rom Holdings, Inc.	3,643	198
Universal Health Services, Inc., Class B	1,060	151
VCA, Inc. (a)	3,129	170
Zimmer Holdings, Inc.	2,271	248
		1,714
Industrials (12.2%):
Alaska Air Group, Inc.	1,744	112
Avery Dennison Corp.	2,087	127
EMCOR Group, Inc.	2,562	122
EnerSys	1,390	98
Esterline Technologies Corp. (a)	821	78
Huntington Ingalls Industries, Inc.	1,300	146
Ingersoll-Rand PLC	1,450	98
Kansas City Southern industries, Inc.	1,180	108
L-3 Communications Holdings, Inc.	975	111
Old Dominion Freight Line, Inc. (a)	1,966	134
Orbital ATK, Inc.	1,610	118
Owens Corning, Inc.	3,294	136
Stanley Black & Decker, Inc.	1,496	157
Textron, Inc.	2,960	132
The Manitowoc Co., Inc.	6,264	123
		1,800
Information Technology (11.7%):
Applied Materials, Inc.	4,631	89
Arrow Electronics, Inc. (a)	2,132	119
Atmel Corp.	12,291	121
CommScope Holding, Inc. (a)	3,820	117
Freescale Semiconductor Ltd. (a)	2,326	93
Lam Research Corp.	1,580	129
Littelfuse, Inc.	1,377	131
Maxim Integrated Products, Inc.	3,065	106
ON Semiconductor Corp. (a)	11,478	134
Plexus Corp. (a)	2,460	108
PTC, Inc. (a)	2,908	119
Tech Data Corp. (a)	1,935	111
Western Digital Corp.	1,419	111

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Integrity Mid-Cap Value Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Xerox Corp.	11,245	$120
Zebra Technologies Corp., Class A (a)	1,269	141
		1,749
Insurance (7.8%):
American Financial Group, Inc.	2,414	157
Arch Capital Group Ltd. (a)	2,459	165
CNO Financial Group, Inc.	9,203	169
FNF Group	4,615	171
Hartford Financial Services Group, Inc.	4,630	192
Lincoln National Corp.	3,653	216
Unum Group	3,108	111
		1,181
Materials (5.4%):
Ashland, Inc.	940	115
Berry Plastics Group, Inc. (a)	3,178	103
Boise Cascade Co. (a)	2,915	107
Eastman Chemical Co.	1,424	117
PolyOne Corp.	3,842	150
Rock-Tenn Co., Class A	1,844	111
Stillwater Mining Co. (a)	8,974	104
		807
Real Estate Investment Trusts (REITs) (7.0%):
American Campus Communities, Inc.	4,080	154
Duke Realty Investments, Inc.	9,959	185
HCP, Inc.	2,450	89
Health Care REIT, Inc.	2,835	186
Host Hotels & Resorts, Inc.	6,030	120
Mack Cali Realty Corp.	5,565	103
Prologis, Inc.	3,962	147
Realty Income Corp.	1,427	63
		1,047
Real Estate Management & Development (0.8%):
Jones Lang LaSalle, Inc.	691	118
Utilities (7.9%):
Atmos Energy Corp.	1,860	95
Edison International	2,640	147
FirstEnergy Corp.	3,010	98
Great Plains Energy, Inc.	5,025	121
NRG Energy, Inc.	4,000	92
Pinnacle West Capital Corp.	3,578	203
PPL Corp.	5,283	156
UGI Corp.	4,348	150
Westar Energy, Inc.	3,480	119
		1,181
Total Common Stocks (Cost $13,090)		14,618

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Integrity Mid-Cap Value Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Investment Companies (3.1%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	461,174	$461
Total Investment Companies (Cost $461)		461
Total Investments (Cost $13,551) — 101.2%		15,079
Liabilities in excess of other assets — (1.2)%		(176)
NET ASSETS — 100.00%		$14,903

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on June 30, 2015.

PLC — Public Liability Co.

REIT — Real Estate Investment Trust

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Integrity Small-Cap Value Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.1%)
Banks (13.9%):
BancorpSouth, Inc.	682,820	$17,589
Banner Corp.	340,918	16,340
Central Pacific Financial Corp.	649,560	15,427
First BanCorp (a)	2,055,685	9,908
First Commonwealth Financial Corp.	971,443	9,316
First Financial BanCorp	783,856	14,062
First Horizon National Corp.	1,225,328	19,201
OFG BanCorp	884,055	9,433
Old National Bancorp	929,719	13,444
Opus Bank	230,686	8,346
Synovus Financial Corp.	691,451	21,312
United Community Banks, Inc.	759,235	15,845
Westamerica Bancorporation	169,615	8,591
Western Alliance BanCorp (a)	645,957	21,809
		200,623
Capital Markets (1.9%):
Investment Technology Group, Inc.	485,975	12,052
Janus Capital Group, Inc.	865,497	14,817
		26,869
Consumer Discretionary (12.0%):
Abercrombie & Fitch Co., Class A	384,900	8,279
American Axle & MFG Holdings, Inc. (a)	566,254	11,841
Ascena Retail Group, Inc. (a)	833,220	13,877
Caleres, Inc.	452,089	14,368
Carmike Cinemas, Inc. (a)	360,190	9,559
Cooper Tire & Rubber Co.	234,055	7,918
Crocs, Inc. (a)	629,600	9,261
La-Z-Boy, Inc.	366,647	9,657
Marriott Vacations Worldwide Corp.	202,958	18,621
Meredith Corp.	290,279	15,138
Meritage Corp. (a)	190,791	8,984
Modine Manufacturing Co. (a)	859,593	9,223
Penn National Gaming, Inc. (a)	364,700	6,692
Red Robin Gourmet Burgers, Inc. (a)	96,900	8,316
Ryland Group, Inc.	313,725	14,548
Shoe Carnival, Inc.	236,251	6,818
		173,100
Consumer Staples (2.5%):
Casey's General Stores, Inc.	109,480	10,481
Cott Corp.	868,400	8,493
SuperValu, Inc. (a)	933,200	7,550
TreeHouse Foods, Inc. (a)	109,483	8,871
		35,395

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Integrity Small-Cap Value Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (6.2%):
Bristow Group, Inc.	187,186	$9,977
C&J Energy Services, Ltd. (a)	485,500	6,409
Carrizo Oil & Gas, Inc. (a)	290,436	14,301
Matador Resources Co. (a)	417,240	10,431
Matrix Service Co. (a)	629,010	11,498
Parsley Energy, Inc., Class A (a)	411,100	7,161
Synergy Resources Corp. (a)	1,556,455	17,790
WPX Energy, Inc. (a)	884,680	10,864
		88,431
Health Care (8.4%):
AmSurg Corp. (a)	278,041	19,448
Charles River Laboratories International, Inc. (a)	125,730	8,844
Greatbatch, Inc. (a)	276,412	14,904
HealthSouth Corp.	242,616	11,175
ICU Medical, Inc. (a)	94,751	9,064
Impax Laboratories, Inc. (a)	231,060	10,610
Magellan Health, Inc. (a)	158,292	11,092
Molina Healthcare, Inc. (a)	203,157	14,282
PharMerica Corp. (a)	310,449	10,338
WellCare Health Plans, Inc. (a)	134,735	11,430
		121,187
Industrials (12.2%):
AAR Corp.	237,228	7,560
Actuant Corp.	480,330	11,091
Aerojet Rocketdyne Holdings, Inc. (a)	430,761	8,878
Covenant Transport Group, Inc., Class A (a)	249,250	6,246
Deluxe Corp.	252,401	15,649
Dycom Industries, Inc. (a)	95,026	5,592
EMCOR Group, Inc.	259,938	12,418
EnerSys	246,203	17,306
Engility Holdings, Inc. (a)	329,314	8,286
Esterline Technologies Corp. (a)	127,567	12,162
Greenbrier Cos., Inc. (The)	138,130	6,471
Harsco Corp.	494,660	8,162
Hawaiian Holdings, Inc. (a)	386,465	9,179
Knight Transportation, Inc.	321,844	8,606
Meritor, Inc. (a)	826,930	10,849
Primoris Services Corp.	431,893	8,551
Saia, Inc. (a)	261,306	10,267
Wabash National Corp. (a)	802,194	10,060
		177,333
Information Technology (13.7%):
Benchmark Electronics, Inc. (a)	448,515	9,769
Brooks Automation, Inc.	964,504	11,044
Ciena Corp. (a)	517,429	12,253
Entegris, Inc. (a)	641,920	9,353
Fairchild Semiconductor International, Inc. (a)	810,654	14,089
See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Integrity Small-Cap Value Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Intersil Corp., Class A	1,072,674	$13,419
Littelfuse, Inc.	167,088	15,855
Mentor Graphics Corp.	656,398	17,349
Photronics, Inc. (a)	1,321,079	12,563
Plexus Corp. (a)	345,808	15,174
QLogic Corp. (a)	762,100	10,814
Silicon Laboratories, Inc. (a)	188,070	10,158
SYNNEX Corp.	152,634	11,171
Tech Data Corp. (a)	231,217	13,309
Unisys Corp. (a)	480,520	9,606
Vishay Intertechnology, Inc.	778,664	9,095
		195,021
Insurance (5.1%):
American Equity Investment Life Holding Co.	610,102	16,460
CNO Financial Group, Inc.	867,627	15,921
RLI Corp.	317,287	16,305
Stewart Information Services	330,295	13,146
Symetra Financial Corp.	456,585	11,036
		72,868
Materials (3.3%):
Berry Plastics Group, Inc. (a)	230,040	7,453
Boise Cascade Co. (a)	309,899	11,367
Kaiser Aluminum Corp.	109,275	9,079
Quaker Chemical Corp.	144,938	12,876
Stillwater Mining Co. (a)	550,650	6,382
		47,157
Real Estate Investment Trusts (REITs) (8.3%):
CubeSmart	339,354	7,859
DiamondRock Hospitality Co.	724,358	9,279
Kite Realty Group Trust	421,983	10,326
Lexington Realty Trust	1,173,041	9,947
Mack Cali Realty Corp.	642,245	11,837
Medical Properties Trust, Inc.	623,757	8,177
Parkway Properties, Inc.	571,919	9,974
Pennsylvania Real Estate Invesment Trust	392,268	8,371
Physicians Realty Trust	568,070	8,726
RAIT Financial Trust	1,116,977	6,825
Ryman Hospitality Properties, Inc.	265,905	14,122
Sunstone Hotel Investors, Inc.	971,116	14,577
		120,020
Regional Banks (0.6%):
International Bancshares Corp.	298,805	8,029
Thrifts & Mortgage Finance (4.0%):
Astoria Financial Corp.	1,207,586	16,653
MGIC Investment Corp. (a)	1,752,962	19,949
Radian Group, Inc.	1,088,104	20,412
		57,014

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Integrity Small-Cap Value Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (4.0%):
ALLETE, Inc.	354,322	$16,437
Dynegy, Inc. (a)	287,835	8,419
NorthWestern Corp.	289,345	14,106
PNM Resources, Inc.	319,123	7,850
South Jersey Industries, Inc.	413,176	10,218
		57,030
Total Common Stocks (Cost $1,202,054)		1,380,077
Investment Companies (3.5%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	50,352,504	50,353
Total Investment Companies (Cost $50,353)		50,353
Total Investments (Cost $1,252,407) — 99.6%		1,430,430
Other assets in excess of liabilities — 0.4%		5,885
NET ASSETS — 100.00%		$1,436,315

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on June 30, 2015.

REIT — Real Estate Investment Trust

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Integrity Small/Mid-Cap Value Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (95.5%)
Banks (13.6%):
BancorpSouth, Inc.	9,111	$235
Comerica, Inc.	7,374	379
First BanCorp (a)	33,056	159
Huntington Bancshares, Inc.	34,521	391
KeyCorp	20,863	313
OFG BanCorp	14,150	151
Opus Bank	3,546	128
Synovus Financial Corp.	11,579	357
Westamerica Bancorporation	2,515	127
Western Alliance BanCorp (a)	10,766	363
Zions Bancorp	17,005	541
		3,144
Capital Markets (2.8%):
Investment Technology Group, Inc.	7,863	195
Janus Capital Group, Inc.	11,050	189
Northstar Asset Management Group, Inc.	6,065	112
Waddell & Reed Financial, Inc.	3,309	157
		653
Consumer Discretionary (11.3%):
Abercrombie & Fitch Co., Class A	6,164	133
Ascena Retail Group, Inc. (a)	13,658	227
Bloomin' Brands, Inc.	8,744	187
Brunswick Corp.	3,125	159
Caleres, Inc.	6,208	197
Darden Restaurants, Inc.	2,998	212
DR Horton, Inc.	6,021	165
Gannett Co., Inc. (a)	1	0
Goodyear Tire & Rubber Co.	7,214	218
La Quinta Holdings, Inc. (a)	8,731	200
La-Z-Boy, Inc.	4,332	114
Ryland Group, Inc.	4,931	228
TEGNA, Inc.	10,921	350
Wyndham Worldwide Corp.	2,576	211
		2,601
Consumer Staples (3.2%):
Cal-Maine Foods, Inc.	2,489	130
Casey's General Stores, Inc.	1,935	185
Rite AID Corp. (a)	26,295	220
The Hain Celestial Group, Inc. (a)	2,846	187
		722
Energy (6.5%):
Bristow Group, Inc.	3,111	166
Matrix Service Co. (a)	10,345	189
Parsley Energy, Inc., Class A (a)	7,953	139
Rice Energy, Inc. (a)	7,988	166

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Integrity Small/Mid-Cap Value Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Superior Energy Services, Inc.	6,084	$128
Synergy Resources Corp. (a)	25,348	289
Whiting Petroleum Corp. (a)	7,161	241
WPX Energy, Inc. (a)	13,901	171
		1,489
Health Care (8.4%):
Alere, Inc. (a)	3,873	204
Bruker Corp. (a)	8,673	177
Charles River Laboratories International, Inc. (a)	2,025	142
Health Net, Inc. (a)	3,803	244
HealthSouth Corp.	3,369	155
Hill-Rom Holdings, Inc.	4,542	247
Universal Health Services, Inc., Class B	1,591	226
VCA, Inc. (a)	6,403	348
WellCare Health Plans, Inc. (a)	1,999	170
		1,913
Industrials (13.5%):
Aerojet Rocketdyne Holdings, Inc. (a)	9,497	196
Avery Dennison Corp.	3,140	191
Deluxe Corp.	4,281	265
EMCOR Group, Inc.	4,121	197
Esterline Technologies Corp. (a)	1,692	161
Genesee & Wyoming, Inc., Class A (a)	1,741	133
Harsco Corp.	7,470	123
Hillenbrand, Inc.	4,065	125
Huntington Ingalls Industries, Inc.	2,109	237
JetBlue Airways Corp. (a)	9,622	200
Joy Global, Inc.	4,260	154
Old Dominion Freight Line, Inc. (a)	3,437	235
Orbital ATK, Inc.	2,845	209
Oshkosh Corp.	3,296	140
Owens Corning, Inc.	5,870	242
The Manitowoc Co., Inc.	12,003	235
		3,043
Information Technology (12.1%):
Arrow Electronics, Inc. (a)	4,355	243
Atmel Corp.	18,367	181
Ciena Corp. (a)	7,254	172
CommScope Holding, Inc. (a)	5,652	172
Fairchild Semiconductor International, Inc. (a)	12,135	211
Freescale Semiconductor Ltd. (a)	3,754	150
Intersil Corp., Class A	11,857	148
Lam Research Corp.	2,151	175
Littelfuse, Inc.	2,056	195
ON Semiconductor Corp. (a)	17,120	200
Plexus Corp. (a)	4,763	209
PTC, Inc. (a)	4,900	201
SYNNEX Corp.	1,661	122

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Integrity Small/Mid-Cap Value Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tech Data Corp. (a)	3,612	$208
Unisys Corp. (a)	7,859	157
		2,744
Insurance (6.8%):
American Financial Group, Inc.	5,242	341
AmTrust Financial Services, Inc.	3,822	250
Arch Capital Group Ltd. (a)	5,927	398
CNO Financial Group, Inc.	13,791	253
FNF Group	6,758	250
Hanover Insurance Group, Inc.	1,220	90
		1,582
Materials (4.7%):
Ashland, Inc.	1,408	172
Berry Plastics Group, Inc. (a)	4,963	161
Graphic Packaging Holding Co.	11,764	164
Kaiser Aluminum Corp.	1,627	135
PolyOne Corp.	7,123	279
Stillwater Mining Co. (a)	13,112	152
		1,063
Real Estate Investment Trusts (REITs) (7.4%):
CubeSmart	6,300	146
DDR Corp.	7,742	120
DiamondRock Hospitality Co.	10,738	138
Duke Realty Investments, Inc.	11,505	214
Lexington Realty Trust	16,631	141
Mack Cali Realty Corp.	9,330	172
Medical Properties Trust, Inc.	9,409	123
NorthStar Realty Finance Corp.	8,435	134
RAIT Financial Trust	16,988	104
Ryman Hospitality Properties, Inc.	4,136	219
Sunstone Hotel Investors, Inc.	13,989	210
		1,721
Utilities (5.2%):
ALLETE, Inc.	5,503	255
Atmos Energy Corp.	3,189	164
NRG Energy, Inc.	8,399	192
Pinnacle West Capital Corp.	4,888	279
PNM Resources, Inc.	4,357	107
UGI Corp.	6,225	214
		1,211
Total Common Stocks (Cost $19,911)		21,886

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Integrity Small/Mid-Cap Value Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Investment Companies (2.9%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	674,154	$674
Total Investment Companies (Cost $674)		674
Total Investments (Cost $20,585) — 98.4%		22,560
Other assets in excess of liabilities — 1.6%		363
NET ASSETS — 100.00%		$22,923

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on June 30, 2015.

REIT — Real Estate Investment Trust

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Munder Growth Opportunities Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.3%)
Consumer Discretionary (16.4%):
AMC Networks, Inc., Class A (a)	93,820	$7,679
Asbury Automotive Group, Inc. (a)	46,115	4,179
AutoNation, Inc. (a)	101,750	6,408
AutoZone, Inc. (a)	9,750	6,502
Foot Locker, Inc.	116,020	7,774
General Motors Co.	140,120	4,670
Group 1 Automotive, Inc.	28,980	2,632
Lithia Motors, Inc.	60,665	6,865
Magna International, Inc., ADR	63,010	3,534
Marriott International, Inc., Class A	51,415	3,825
Mohawk Industries, Inc. (a)	19,850	3,789
NVR, Inc. (a)	5,165	6,921
Penske Automotive Group, Inc.	132,945	6,928
Skechers U.S.A., Inc. (a)	67,525	7,414
		79,120
Consumer Staples (7.8%):
CVS Caremark Corp.	54,175	5,682
PepsiCo, Inc.	26,275	2,453
Philip Morris International, Inc.	93,925	7,530
PriceSmart, Inc.	62,125	5,668
Reynolds American, Inc.	75,840	5,662
Rite AID Corp. (a)	515,790	4,307
The Kroger Co.	95,175	6,901
		38,203
Energy (4.6%):
Chevron Corp.	23,600	2,277
EOG Resources, Inc.	52,730	4,617
Exxon Mobil Corp.	90,955	7,567
Phillips 66	61,725	4,973
Valero Energy Corp.	49,000	3,067
		22,501
Financials (16.3%):
Ameriprise Financial, Inc.	26,805	3,349
AmTrust Financial Services, Inc.	89,575	5,868
Bank of The Ozarks, Inc.	105,800	4,840
Citigroup, Inc.	153,500	8,479
Janus Capital Group, Inc.	278,590	4,769
JPMorgan Chase & Co.	135,265	9,166
Morgan Stanley	213,385	8,278
Pinnacle Financial Partners, Inc.	64,870	3,527
PRA Group, Inc. (a)	120,755	7,524
SEI Investments Co.	56,340	2,762
T Rowe Price Group, Inc.	31,560	2,453

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Growth Opportunities Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Goldman Sachs Group, Inc.	36,800	$7,683
Wells Fargo & Co.	176,630	9,934
		78,632
Health Care (16.9%):
Allergan PLC (a)	24,330	7,383
Anthem, Inc.	27,455	4,506
Biogen Idec, Inc. (a)	6,400	2,585
Cardinal Health, Inc.	28,395	2,375
Express Scripts Holding Co. (a)	55,645	4,949
Gilead Sciences, Inc.	90,915	10,645
HCA Holdings, Inc. (a)	98,345	8,922
ICON PLC (a)	104,935	7,062
Mylan NV (a)	98,410	6,678
PAREXEL International Corp. (a)	98,900	6,360
Pfizer, Inc.	195,260	6,547
Teva Pharmaceutical Industries Ltd., ADR	111,285	6,577
Universal Health Services, Inc., Class B	53,200	7,560
		82,149
Industrials (15.0%):
Alaska Air Group, Inc.	82,500	5,315
FedEx Corp.	43,935	7,487
HNI Corp.	137,675	7,042
Knight Transportation, Inc.	232,820	6,226
Lear Corp.	70,680	7,935
Old Dominion Freight Line, Inc. (a)	48,160	3,304
PACCAR, Inc.	76,460	4,879
Robert Half International, Inc.	114,640	6,363
Ryder System, Inc.	75,010	6,553
Spirit Airlines, Inc. (a)	90,525	5,622
United Rentals, Inc. (a)	78,675	6,894
Universal Forest Products, Inc.	124,605	6,483
		74,103
Information Technology (19.7%):
Apple, Inc.	174,440	21,879
Avago Technologies Ltd.	24,525	3,260
Cardtronics, Inc. (a)	184,065	6,820
Cisco Systems, Inc.	234,310	6,434
EPAM Systems, Inc. (a)	47,575	3,389
Euronet Worldwide, Inc. (a)	114,305	7,053
Facebook, Inc., Class A (a)	45,675	3,917
Google, Inc., Class A (a)	13,393	7,233
IPG Photonics Corp. (a)	39,065	3,327
Microsoft Corp.	139,800	6,172
NetScout Systems, Inc. (a)	118,625	4,350
NXP Semiconductor NV (a)	27,795	2,729
Oracle Corp.	55,165	2,223
Super Micro Computer, Inc. (a)	100,470	2,972

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Growth Opportunities Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Synchronoss Technologies, Inc. (a)	148,655	$6,798
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	297,735	6,762
		95,318
Materials (1.0%):
LyondellBasell Industries NV, Class A	49,130	5,086
Telecommunication Services (1.6%):
AT&T, Inc.	91,420	3,247
Verizon Communications, Inc.	99,735	4,649
		7,896
Total Common Stocks (Cost $435,349)		483,008
Investment Companies (0.8%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	3,821,543	3,822
Total Investment Companies (Cost $3,822)		3,822
Total Investments (Cost $439,171) — 100.1%		486,830
Liabilities in excess of other assets — (0.1)%		(611)
NET ASSETS — 100.00%		$486,219

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on June 30, 2015.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Munder Index 500 Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.0%)
Consumer Discretionary (12.4%):
Amazon.com, Inc. (a)	5,287	$2,294
AutoNation, Inc. (a)	1,054	66
AutoZone, Inc. (a)	439	293
Bed Bath & Beyond, Inc. (a)	2,372	164
Best Buy Co., Inc.	4,096	134
BorgWarner, Inc.	3,133	178
Cablevision Systems Corp.	3,087	74
CarMax, Inc. (a)	2,897	192
Carnival Corp.	6,245	308
CBS Corp., Class B	6,269	348
Chipotle Mexican Grill, Inc. (a)	429	260
Coach, Inc.	3,881	134
Comcast Corp., Class A	34,807	2,093
Darden Restaurants, Inc.	1,745	124
Delphi Automotive PLC	3,998	340
DIRECTV (a)	6,962	646
Discovery Communications, Inc., Class A (a)	2,091	70
Discovery Communications, Inc., Class C (a)	3,615	112
Dollar General Corp.	4,114	320
Dollar Tree, Inc. (a)	2,855	226
DR Horton, Inc.	4,679	128
Expedia, Inc.	1,390	152
Family Dollar Stores, Inc.	1,352	107
Ford Motor Co.	55,049	826
Fossil Group, Inc. (a)	623	43
GameStop Corp.	1,527	66
Gannett Co., Inc. (a)	1,596	22
Gap, Inc.	3,641	139
Garmin Ltd.	1,700	75
General Motors Co.	18,695	623
Genuine Parts Co.	2,107	189
Goodyear Tire & Rubber Co.	3,793	114
H&R Block, Inc.	3,873	115
Hanesbrands, Inc.	5,562	185
Harley-Davidson, Inc.	2,894	163
Harman International Industries, Inc.	985	117
Hasbro, Inc.	1,574	118
Interpublic Group of Cos., Inc.	5,802	112
Johnson Controls, Inc.	9,067	450
Kohl's Corp.	2,740	172
L Brands, Inc.	3,396	291
Leggett & Platt, Inc.	1,946	95
Lennar Corp.	2,512	128
Lowe's Cos., Inc.	12,915	865
Macy's, Inc.	4,658	314
Marriott International, Inc., Class A	2,855	212
Mattel, Inc.	4,759	122
McDonald's Corp.	13,273	1,262

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Index 500 Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Michael Kors Holdings Ltd. (a)	2,751	$116
Mohawk Industries, Inc. (a)	873	167
Netflix, Inc. (a)	839	551
Newell Rubbermaid, Inc.	3,720	153
News Corp., Class A (a)	7,027	103
Nike, Inc., Class B	9,643	1,042
Nordstrom, Inc.	1,979	147
Omnicom Group, Inc.	3,383	235
O'Reilly Automotive, Inc. (a)	1,398	316
Priceline.com, Inc. (a)	717	826
Pultegroup, Inc.	4,663	94
PVH Corp.	1,160	134
Ralph Lauren Corp.	847	112
Ross Stores, Inc.	5,730	279
Royal Caribbean Cruises Ltd.	2,283	180
Scripps Networks Interactive, Inc.	1,316	86
Sherwin-Williams Co.	1,096	301
Staples, Inc.	9,012	138
Starbucks Corp.	20,778	1,114
Starwood Hotels & Resorts Worldwide, Inc.	2,366	192
Target Corp.	8,841	721
TEGNA, Inc.	3,192	102
The Home Depot, Inc.	17,987	1,998
The Walt Disney Co.	21,616	2,468
Tiffany & Co.	1,556	143
Time Warner Cable, Inc.	3,914	697
Time Warner, Inc.	11,418	998
TJX Cos., Inc.	9,421	623
Tractor Supply Co.	1,889	170
TripAdvisor, Inc. (a)	1,568	137
Twenty-First Century Fox, Inc., Class B	24,502	797
Under Armour, Inc. (a)	2,347	196
Urban Outfitters, Inc. (a)	1,407	49
VF Corp.	4,707	328
Viacom, Inc., Class B	4,947	320
Whirlpool Corp.	1,099	190
Wyndham Worldwide Corp.	1,662	136
Wynn Resorts Ltd.	1,139	112
Yum! Brands, Inc.	5,987	539
		32,591
Consumer Staples (9.0%):
Altria Group, Inc.	27,232	1,332
Archer-Daniels-Midland Co.	8,590	414
Brown-Forman Corp.	2,157	216
Campbell Soup Co.	2,500	119
Clorox Co.	1,816	189
Coca-Cola Co.	54,322	2,131
Coca-Cola Enterprises, Inc.	2,968	129
Colgate-Palmolive Co.	11,774	770
ConAgra Foods, Inc.	5,913	259

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Index 500 Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Constellation Brands, Inc., Class A	2,346	$272
Costco Wholesale Corp.	6,085	822
CVS Caremark Corp.	15,624	1,638
Dr Pepper Snapple Group, Inc.	2,655	194
Estee Lauder Cos., Inc.	3,091	268
General Mills, Inc.	8,254	460
Hershey Co.	2,032	181
Hormel Foods Corp.	1,895	107
J.M. Smucker Co.	1,342	145
Kellogg Co.	3,469	218
Keurig Green Mountain, Inc.	1,599	123
Kimberly-Clark Corp.	5,041	534
Kraft Foods Group, Inc.	8,201	698
McCormick & Co., Inc.	1,769	143
Mead Johnson Nutrition Co.	2,804	253
Molson Coors Brewing Co.	2,210	154
Mondelez International, Inc.	22,525	926
Monster Beverage Corp. (a)	2,038	273
PepsiCo, Inc.	20,440	1,908
Philip Morris International, Inc.	21,452	1,719
Reynolds American, Inc.	5,756	430
Sysco Corp.	8,222	297
The Kroger Co.	6,788	492
The Procter & Gamble Co.	37,569	2,940
Tyson Foods, Inc., Class A	4,039	172
Walgreens Boots Alliance, Inc.	12,083	1,020
Wal-Mart Stores, Inc.	21,852	1,550
Whole Foods Market, Inc.	4,961	196
		23,692
Energy (7.6%):
Anadarko Petroleum Corp.	7,033	549
Apache Corp.	5,221	301
Baker Hughes, Inc.	6,019	371
Cabot Oil & Gas Corp.	5,727	181
Cameron International Corp. (a)	2,650	139
Chesapeake Energy Corp.	7,280	81
Chevron Corp.	26,040	2,512
Cimarex Energy Co.	1,317	145
ConocoPhillips	17,073	1,048
CONSOL Energy, Inc.	3,240	70
Devon Energy Corp.	5,351	318
Diamond Offshore Drilling, Inc.	976	25
Ensco PLC, Class A	3,297	73
EOG Resources, Inc.	7,601	665
Exxon Mobil Corp.	57,899	4,817
FMC Technologies, Inc. (a)	3,256	135
Halliburton Co.	11,782	508
Helmerich & Payne, Inc.	1,514	107
Hess Corp.	3,418	229
Kinder Morgan, Inc.	23,979	921

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Index 500 Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Marathon Oil Corp.	9,346	$248
Marathon Petroleum Corp.	7,523	394
Murphy Oil Corp.	2,347	98
National Oilwell Varco, Inc.	5,371	259
Newfield Exploration Co. (a)	2,262	82
Noble Corp. PLC	3,404	52
Noble Energy, Inc.	5,359	229
Occidental Petroleum Corp.	10,636	827
ONEOK, Inc.	2,932	116
Phillips 66	7,510	605
Pioneer Natural Resources Co.	2,067	287
Range Resources Corp.	2,333	115
Schlumberger Ltd.	17,582	1,515
Southwestern Energy Co. (a)	5,410	123
Spectra Energy Corp.	9,296	303
Tesoro Corp.	1,757	148
Transocean Ltd.	4,792	77
Valero Energy Corp.	7,043	441
Williams Cos., Inc. (a)	9,334	536
		19,650
Financials (16.0%):
ACE Ltd.	4,522	460
Affiliated Managers Group, Inc. (a)	768	168
AFLAC, Inc.	6,008	374
Allstate Corp.	5,663	367
American Express Co.	12,097	940
American International Group, Inc.	18,464	1,140
American Tower Corp.	5,858	546
Ameriprise Financial, Inc.	2,511	314
Aon PLC	3,901	389
Apartment Investment & Management Co., Class A	2,199	81
Assurant, Inc.	969	65
AvalonBay Communities, Inc.	1,830	293
Bank of America Corp.	145,431	2,475
Bank of New York Mellon Corp.	15,530	652
BB&T Corp.	10,143	409
Berkshire Hathaway, Inc., Class B (a)	25,255	3,437
BlackRock, Inc.	1,758	608
Boston Properties, Inc.	2,124	257
Capital One Financial Corp.	7,566	666
CBRE Group, Inc., Class A (a)	3,936	146
Cincinnati Financial Corp.	2,079	104
Citigroup, Inc.	42,016	2,321
CME Group, Inc.	4,393	409
Comerica, Inc. (b)	2,509	129
Crown Castle International Corp.	4,698	377
Discover Financial Services	6,127	353
E*Trade Financial Corp. (a)	4,064	122
Equity Residential (REIT)	5,040	354
Essex Property Trust, Inc.	904	192

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Index 500 Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Fifth Third Bancorp	11,215	$233
Franklin Resources, Inc.	5,401	265
General Growth Properties, Inc.	8,713	224
Genworth Financial, Inc., Class A (a)	6,989	53
Hartford Financial Services Group, Inc.	5,815	242
HCP, Inc.	6,393	233
Health Care REIT, Inc.	4,861	319
Host Hotels & Resorts, Inc.	10,492	208
Hudson City BanCorp, Inc.	6,773	67
Huntington Bancshares, Inc.	11,398	129
IntercontinentalExchange Group, Inc.	1,547	346
Invesco Ltd.	5,964	224
Iron Mountain, Inc.	2,630	82
JPMorgan Chase & Co.	51,390	3,482
KeyCorp	11,747	176
Kimco Realty Corp.	5,805	131
Legg Mason, Inc.	1,395	72
Leucadia National Corp.	4,437	108
Lincoln National Corp.	3,503	207
Loews Corp.	4,114	158
M&T Bank Corp.	1,841	230
Marsh & McLennan Cos., Inc.	7,455	423
McGraw-Hill Cos., Inc.	3,790	381
MetLife, Inc.	15,451	865
Moody's Corp.	2,463	266
Morgan Stanley	21,278	825
NASDAQ Omx Group, Inc. (The)	1,663	81
Navient Corp.	5,387	98
Northern Trust Corp.	3,037	232
People's United Financial, Inc.	4,337	70
Plum Creek Timber Co., Inc.	2,477	100
PNC Financial Services Group, Inc.	7,172	686
Principal Financial Group, Inc.	3,795	195
Progressive Corp.	7,393	206
Prologis, Inc.	7,206	267
Prudential Financial, Inc.	6,273	549
Public Storage	2,011	371
Realty Income Corp.	3,220	143
Regions Financial Corp.	18,560	192
Simon Property Group, Inc.	4,310	746
SL Green Realty Corp.	1,387	152
State Street Corp.	5,700	439
SunTrust Banks, Inc.	7,148	308
T Rowe Price Group, Inc.	3,668	285
The Charles Schwab Corp.	16,006	523
The Chubb Corp.	3,181	303
The Goldman Sachs Group, Inc.	5,563	1,161
The Macerich Co.	1,980	148
Torchmark Corp.	1,788	104
Travelers Cos., Inc.	4,413	427

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Index 500 Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
U.S. Bancorp	24,552	$1,066
Unum Group	3,455	124
Ventas, Inc.	4,581	284
Vornado Realty Trust	2,424	230
Wells Fargo & Co.	64,887	3,650
XL Group PLC	4,252	158
Zions Bancorp	2,855	91
		41,486
Health Care (14.9%):
Abbott Laboratories	20,616	1,012
Abbvie, Inc.	23,812	1,600
Aetna, Inc.	4,835	616
Agilent Technologies, Inc.	4,613	178
Alexion Pharmaceuticals, Inc. (a)	3,100	560
Allergan PLC (a)	5,434	1,649
AmerisourceBergen Corp.	2,890	307
Amgen, Inc.	10,528	1,616
Anthem, Inc.	3,663	601
Baxter International, Inc.	7,536	527
Becton Dickinson & Co.	2,899	411
Biogen Idec, Inc. (a)	3,257	1,316
Boston Scientific Corp. (a)	18,565	329
Bristol-Myers Squibb Co.	23,083	1,536
C.R. Bard, Inc.	1,028	175
Cardinal Health, Inc.	4,581	383
Celgene Corp. (a)	10,983	1,271
Cerner Corp. (a)	4,240	293
Cigna Corp.	3,563	577
DaVita Healthcare Partners, Inc. (a)	2,381	189
DENTSPLY International, Inc.	1,975	102
Edwards Lifesciences Corp. (a)	1,489	212
Eli Lilly & Co.	13,523	1,129
Endo International PLC (a)	2,836	226
Express Scripts Holding Co. (a)	10,099	899
Gilead Sciences, Inc.	20,350	2,382
HCA Holdings, Inc. (a)	4,016	364
Henry Schein, Inc. (a)	1,157	164
Hospira, Inc. (a)	2,412	214
Humana, Inc.	2,074	397
Intuitive Surgical, Inc. (a)	515	250
Johnson & Johnson	38,400	3,743
Laboratory Corp. of America Holdings (a)	1,390	168
Mallinckrodt PLC (a)	1,639	193
McKesson Corp.	3,206	721
Medtronic PLC	19,734	1,461
Merck & Co., Inc.	39,123	2,227
Mylan NV (a)	5,724	388
Patterson Cos., Inc.	1,205	59
PerkinElmer, Inc.	1,590	84
Perrigo Co. PLC	2,025	374

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Index 500 Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Pfizer, Inc.	85,270	$2,860
Quest Diagnostics, Inc.	1,989	144
Regeneron Pharmaceuticals, Inc. (a)	1,044	533
St. Jude Medical, Inc.	3,879	283
Stryker Corp.	4,139	396
Tenet Healthcare Corp. (a)	1,386	80
Thermo Fisher Scientific, Inc.	5,512	715
UnitedHealth Group, Inc.	13,181	1,609
Universal Health Services, Inc., Class B	1,280	182
Varian Medical Systems, Inc. (a)	1,408	119
Vertex Pharmaceuticals, Inc. (a)	3,375	417
Waters Corp. (a)	1,145	147
Zimmer Holdings, Inc.	2,359	258
Zoetis, Inc.	6,923	334
		38,980
Industrials (9.9%):
3M Co.	8,784	1,355
Allegion PLC	1,351	81
American Airlines Group, Inc.	9,593	383
AMETEK, Inc.	3,344	183
Avery Dennison Corp.	1,273	78
Boeing Co.	8,905	1,234
C.H. Robinson Worldwide, Inc.	2,019	126
Caterpillar, Inc.	8,359	709
Cintas Corp.	1,314	111
CSX Corp.	13,681	447
Cummins, Inc.	2,321	304
Danaher Corp.	8,527	730
Deere & Co.	4,623	449
Delta Air Lines, Inc.	11,373	468
Dover Corp.	2,220	156
Dun & Bradstreet Corp.	506	62
Eaton Corp. PLC	6,468	437
Emerson Electric Co.	9,254	513
Equifax, Inc.	1,647	160
Expeditors International of Washington, Inc.	2,698	124
Fastenal Co.	3,764	159
FedEx Corp.	3,650	622
First Solar, Inc. (a)	1,058	50
Flowserve Corp.	1,895	100
Fluor Corp.	2,079	110
General Dynamics Corp.	4,324	613
General Electric Co.	139,529	3,707
Honeywell International, Inc.	10,824	1,104
Illinois Tool Works, Inc.	4,684	430
Ingersoll-Rand PLC	3,665	247
J.B. Hunt Transport Services, Inc.	1,276	105
Jacobs Engineering Group, Inc. (a)	1,739	71
Joy Global, Inc.	1,370	50
Kansas City Southern industries, Inc.	1,553	142

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Index 500 Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
L-3 Communications Holdings, Inc.	1,161	$132
Lockheed Martin Corp.	3,704	689
Masco Corp.	4,813	128
Nielsen Holdings NV	5,111	228
Norfolk Southern Corp.	4,221	369
Northrop Grumman Corp.	2,683	426
PACCAR, Inc.	4,913	313
Pall Corp.	1,479	184
Parker Hannifin Corp.	1,920	223
Pentair PLC	2,487	171
Pitney Bowes, Inc.	2,837	59
Precision Castparts Corp.	1,914	383
Quanta Services, Inc. (a)	2,975	86
Raytheon Co.	4,225	404
Republic Services, Inc.	3,454	135
Robert Half International, Inc.	1,901	106
Rockwell Automation, Inc.	1,863	232
Rockwell Collins, Inc.	1,831	169
Roper Industries, Inc.	1,391	240
Ryder System, Inc.	745	65
Snap-on, Inc.	817	130
Southwest Airlines Co.	9,254	306
Stanley Black & Decker, Inc.	2,128	224
Stericycle, Inc. (a)	1,195	160
Textron, Inc.	3,895	174
The ADT Corp.	2,408	81
Tyco International PLC	5,830	224
Union Pacific Corp.	12,125	1,155
United Parcel Service, Inc., Class B	9,609	932
United Rentals, Inc. (a)	1,358	119
United Technologies Corp.	11,464	1,271
W.W. Grainger, Inc.	824	195
Waste Management, Inc.	5,896	274
Xylem, Inc.	2,565	95
		25,702
Information Technology (19.2%):
Accenture PLC, Class A	8,672	839
Adobe Systems, Inc. (a)	6,581	533
Akamai Technologies, Inc. (a)	2,472	173
Alliance Data Systems Corp. (a)	859	251
Altera Corp.	4,169	213
Amphenol Corp., Class A	4,277	248
Analog Devices, Inc.	4,341	279
Apple, Inc. (c)	79,777	10,005
Applied Materials, Inc.	17,054	328
Autodesk, Inc. (a)	3,190	160
Automatic Data Processing, Inc.	6,501	522
Avago Technologies Ltd.	3,553	472
Broadcom Corp., Class A	7,530	388
CA, Inc.	4,383	128

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Index 500 Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Cisco Systems, Inc.	70,428	$1,935
Citrix Systems, Inc. (a)	2,249	158
Cognizant Technology Solutions Corp., Class A (a)	8,454	516
Computer Sciences Corp.	1,906	125
Corning, Inc.	17,428	343
eBay, Inc. (a)	15,308	922
Electronic Arts, Inc. (a)	4,305	286
EMC Corp.	26,893	710
Equinix, Inc.	794	202
F5 Networks, Inc. (a)	1,015	122
Facebook, Inc., Class A (a)	29,165	2,501
Fidelity National Information Services, Inc.	3,925	243
Fiserv, Inc. (a)	3,279	272
FLIR Systems, Inc.	1,967	61
Google, Inc., Class A (a)	3,963	2,140
Google, Inc., Class C (a)	3,974	2,069
Harris Corp.	1,734	133
Hewlett-Packard Co.	25,014	751
Intel Corp.	65,694	1,999
International Business Machines Corp.	12,681	2,063
Intuit, Inc.	3,817	385
Juniper Networks, Inc.	4,866	126
KLA-Tencor Corp.	2,214	124
Lam Research Corp.	2,192	178
Linear Technology Corp.	3,365	149
MasterCard, Inc., Class A	13,421	1,255
Microchip Technology, Inc.	2,834	134
Micron Technology, Inc. (a)	14,918	281
Microsoft Corp.	112,022	4,945
Motorola Solutions, Inc.	2,570	147
NetApp, Inc.	4,387	138
NVIDIA Corp.	7,077	142
Oracle Corp.	44,146	1,779
Paychex, Inc.	4,526	212
Qorvo, Inc. (a)	2,089	168
QUALCOMM, Inc.	22,565	1,413
Red Hat, Inc. (a)	2,538	193
Salesforce.com, Inc. (a)	8,442	588
SanDisk Corp.	2,879	168
Seagate Technology PLC	4,395	209
Skyworks Solutions, Inc.	2,646	275
Symantec Corp.	9,426	219
TE Connectivity Ltd.	5,630	362
Teradata Corp. (a)	1,966	73
Texas Instruments, Inc.	14,406	742
Total System Services, Inc.	2,317	97
VeriSign, Inc. (a)	1,480	91
Visa, Inc., Class A	26,768	1,796
Western Digital Corp.	3,005	236
Western Union Co.	7,149	145

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Index 500 Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Xerox Corp.	14,369	$153
Xilinx, Inc.	3,580	158
Yahoo!, Inc. (a)	12,085	475
		49,646
Materials (3.0%):
Air Products & Chemicals, Inc.	2,676	366
Airgas, Inc.	951	101
Alcoa, Inc.	16,927	189
Allegheny Technologies, Inc.	1,528	46
Ball Corp.	1,932	136
CF Industries Holdings, Inc.	3,259	209
Eastman Chemical Co.	2,091	171
Ecolab, Inc.	3,711	420
Ei DU Pont de Nemours & Co.	12,535	801
FMC Corp.	1,876	99
Freeport-McMoRan, Inc.	14,402	268
International Flavors & Fragrances, Inc.	1,136	124
International Paper Co.	5,855	279
LyondellBasell Industries NV, Class A	5,439	563
Martin Marietta Materials, Inc.	870	123
MeadWestvaco Corp.	2,356	111
Monsanto Co.	6,592	703
Newmont Mining Corp.	7,323	171
Nucor Corp.	4,419	195
Owens-Illinois, Inc. (a)	2,310	53
PPG Industries, Inc.	3,764	432
Praxair, Inc.	3,992	477
Sealed Air Corp.	2,957	151
Sigma-Aldrich Corp.	1,653	230
The Dow Chemical Co.	15,006	768
The Mosaic Co.	4,297	201
Vulcan Materials Co.	1,858	156
Weyerhaeuser Co.	7,169	226
		7,769
Telecommunication Services (2.2%):
AT&T, Inc.	71,911	2,554
CenturyLink, Inc.	7,806	229
Frontier Communications Corp.	16,215	80
Level 3 Communications, Inc. (a)	4,035	213
Verizon Communications, Inc.	56,478	2,633
		5,709
Utilities (2.9%):
AES Corp.	9,605	127
AGL Resources, Inc.	1,683	78
Ameren Corp.	3,414	129
American Electric Power Co., Inc.	6,784	359
CenterPoint Energy, Inc.	6,048	115
CMS Energy Corp.	3,876	123
See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Index 500 Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Consolidated Edison, Inc.	4,055	$235
Dominion Resources, Inc. (Virginia)	8,218	550
DTE Energy Co.	2,493	186
Duke Energy Corp.	9,576	675
Edison International	4,511	251
Entergy Corp.	2,485	175
Equities Corp.	2,137	174
Eversource Energy	4,398	200
Exelon Corp.	11,926	375
FirstEnergy Corp.	5,844	190
NextEra Energy, Inc.	6,150	603
NiSource, Inc.	4,394	200
NRG Energy, Inc.	4,618	106
Pepco Holdings, Inc.	3,557	96
PG&E Corp.	6,648	326
Pinnacle West Capital Corp.	1,556	89
PPL Corp.	9,251	273
Public Service Enterprise Group, Inc.	7,005	275
SCANA Corp.	2,011	102
Sempra Energy	3,222	319
Southern Co.	12,577	527
TECO Energy, Inc.	3,389	60
WEC Energy Group, Inc.	4,435	199
Xcel Energy, Inc.	7,019	226
		7,343
Total Common Stocks (Cost $75,655)		252,568
U.S. Treasury Obligations (0.4%)
U.S. Treasury Bills, 0.04%, 12/10/15 (d)	$1,000	1,000
Total U.S. Treasury Obligations (Cost $1,000)		1,000
Investment Companies (3.0%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (e)	7,900,775	7,901
Total Investment Companies (Cost $7,901)		7,901
Total Investments (Cost $84,556) — 100.4%		261,469
Liabilities in excess of other assets — (0.4)%		(1,187)
NET ASSETS — 100.00%		$260,282

(a)  Non-income producing security.

(b)  Affiliated company security (see Notes to Financial Statements).

(c)  Zero-coupon bond.

(d)  All or a portion of this security has been designated as collateral for futures contracts.

(e)  Rate disclosed is the daily yield on June 30, 2015.

ADR — American Depositary Receipt

PLC — Public Liability Co.

REIT — Real Estate Investment Trust

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Index 500 Fund  June 30, 2015

Futures Contracts Purchased
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation/ (Depreciation)
E-mini S&P 500 Futures	87	9/18/15	$8,936,640	$(132,295)
				$(132,295)

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Munder Mid-Cap Core Growth Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.2%)
Consumer Discretionary (16.1%):
Advance Auto Parts, Inc.	517,000	$82,353
BorgWarner, Inc.	1,431,000	81,338
Carter's, Inc.	853,064	90,681
Discovery Communications, Inc., Class A (a)	980,000	32,595
Discovery Communications, Inc., Class C (a)	978,800	30,421
L Brands, Inc.	1,246,100	106,827
Liberty Broadband Corp., Class A (a)	468,061	23,857
Liberty Broadband Corp., Class C (a)	850,321	43,502
Liberty Media Corp., Series A (a)	692,846	24,970
Liberty Media Corp. (a)	1,358,692	48,777
Marriott International, Inc., Class A	1,091,600	81,204
Penske Automotive Group, Inc.	1,464,200	76,299
Ross Stores, Inc.	2,020,400	98,212
Starz (a)	1,624,646	72,655
Thor Industries, Inc.	1,036,700	58,345
Toll Brothers, Inc. (a)	2,143,000	81,841
		1,033,877
Consumer Staples (5.2%):
Church & Dwight Co., Inc.	983,450	79,787
Hormel Foods Corp.	1,468,300	82,768
Monster Beverage Corp. (a)	651,800	87,354
The Hain Celestial Group, Inc. (a)	1,151,700	75,851
		325,760
Energy (4.7%):
Baker Hughes, Inc.	840,300	51,847
Concho Resources, Inc. (a)	651,600	74,192
Diamondback Energy, Inc. (a)	918,800	69,259
Gulfport Energy Corp. (a)	1,101,100	44,319
Helix Energy Solutions Group, Inc. (a)	2,051,100	25,905
Oceaneering International, Inc.	692,100	32,245
		297,767
Financials (18.3%):
Affiliated Managers Group, Inc. (a)	585,200	127,924
Digital Realty Trust, Inc.	762,325	50,832
Essex Property Trust, Inc.	255,050	54,198
Invesco Ltd.	2,870,300	107,608
Iron Mountain, Inc.	36,860	1,143
Kilroy Realty Corp.	953,100	64,001
Lincoln National Corp.	2,027,700	120,080
Northern Trust Corp.	1,115,600	85,299
Radian Group, Inc.	6,250,400	117,258
Reinsurance Group of America, Inc.	1,038,800	98,551
Signature Bank (a)	677,575	99,190
SLM Corp. (a)	8,727,800	86,143

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Mid-Cap Core Growth Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SunTrust Banks, Inc.	1,205,200	$51,848
The Macerich Co.	1,245,700	92,929
		1,157,004
Health Care (12.8%):
BioMarin Pharmaceutical, Inc. (a)	1,031,525	141,092
C.R. Bard, Inc.	422,600	72,138
Centene Corp. (a)	457,800	36,807
Cerner Corp. (a)	1,179,300	81,442
Cooper Companies, Inc.	632,000	112,477
HealthSouth Corp.	2,066,800	95,197
Mylan NV (a)	1,338,000	90,797
PerkinElmer, Inc.	1,535,800	80,845
Perrigo Co. PLC	524,100	96,869
		807,664
Industrials (14.2%):
Acuity Brands, Inc.	380,200	68,429
Allison Transmission Holding, Inc.	1,914,500	56,018
AMETEK, Inc.	1,248,700	68,404
Carlisle Cos., Inc.	657,300	65,809
Esterline Technologies Corp. (a)	503,900	48,042
Fortune Brands Home & Security, Inc.	1,480,700	67,846
Hubbell, Inc., Class B	513,800	55,634
Nordson Corp.	834,600	65,007
Old Dominion Freight Line, Inc. (a)	940,700	64,537
Precision Castparts Corp.	239,900	47,949
Ryder System, Inc.	811,800	70,927
Stericycle, Inc. (a)	553,275	74,089
Verisk Analytics, Inc., Class A (a)	1,065,600	77,533
WABCO Holdings, Inc. (a)	600,700	74,319
		904,543
Information Technology (14.9%):
Amphenol Corp., Class A	1,111,300	64,422
Avago Technologies Ltd.	830,000	110,331
Check Point Software Technologies Ltd. (a)	933,875	74,290
Cognizant Technology Solutions Corp., Class A (a)	1,693,520	103,457
IPG Photonics Corp. (a)	641,800	54,665
Mentor Graphics Corp.	3,123,200	82,546
Microchip Technology, Inc.	1,448,500	68,695
ON Semiconductor Corp. (a)	6,693,000	78,241
PTC, Inc. (a)	1,549,200	63,548
Red Hat, Inc. (a)	1,157,400	87,881
Skyworks Solutions, Inc.	1,012,800	105,433
Solera Holdings, Inc.	1,224,825	54,578
		948,087
Materials (5.4%):
Eagle Materials	573,900	43,806
LyondellBasell Industries NV, Class A	890,900	92,226
PolyOne Corp.	1,545,400	60,533

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Mid-Cap Core Growth Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
RPM International, Inc.	1,429,600	$70,008
W.R. Grace & Co. (a)	689,600	69,167
		335,740
Telecommunication Services (2.0%):
SBA Communications Corp. (a)	1,076,700	123,788
Utilities (3.6%):
Black Hills Corp.	619,700	27,050
ITC Holdings Corp.	2,367,400	76,183
NiSource, Inc.	2,759,400	125,801
		229,035
Total Common Stocks (Cost $3,821,064)		6,163,265
Exchange-Traded Funds (2.5%)
SPDR S&P MidCap 400 ETF	572,200	156,325
Total Exchange-Traded Funds (Cost $158,183)		156,325
Investment Companies (0.4%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	25,317,648	25,318
Total Investment Companies (Cost $25,318)		25,318
Total Investments (Cost $4,004,565) — 100.1%		6,344,908
Liabilities in excess of other assets — (0.1)%		(6,092)
NET ASSETS — 100.00%		$6,338,816

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on June 30, 2015.

ETF — Exchange-Traded Fund

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Munder Small Cap Growth Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.0%)
Biotechnology (12.6%):
Acadia Pharmaceuticals, Inc. (a)	348	$15
Adamas Pharmaceuticals, Inc. (a)	603	16
Agenus, Inc. (a)	2,521	22
Amphastar Pharmaceuticals, Inc. (a)	1,077	19
Celldex Therapeutics, Inc. (a)	1,060	27
Cepheid (a)	331	20
Chimerix, Inc. (a)	574	27
Clovis Oncology, Inc. (a)	121	11
Curis, Inc. (a)	5,306	18
Dynavax Technologies Corp. (a)	728	17
Esperion Therapeutics, Inc. (a)	187	15
Exact Sciences Corp. (a)	424	13
Flexion Therapeutics, Inc. (a)	957	21
Idera Pharmaceuticals, Inc. (a)	5,509	20
Insys Therapeutics, Inc. (a)	652	23
Keryx Biopharmaceuticals, Inc. (a)	1,898	19
MacroGenics, Inc. (a)	588	22
Medgenics, Inc. (a)	2,518	15
MiMedx Group, Inc. (a)	2,038	24
Neurocrine Biosciences, Inc. (a)	404	19
Novavax, Inc. (a)	3,010	33
Portola Pharmaceuticals, Inc. (a)	634	29
Receptos, Inc. (a)	199	37
TG Therapeutics, Inc. (a)	1,181	20
Trevena, Inc. (a)	2,502	16
Xencor, Inc. (a)	1,141	25
Xoma Corp. del (a)	5,031	20
		563
Consumer Discretionary (17.6%):
Asbury Automotive Group, Inc. (a)	508	46
Brunswick Corp.	797	41
Burlington Stores, Inc. (a)	843	43
Choice Hotels International, Inc.	424	23
Culp, Inc.	1,631	51
Dana Holding Corp.	2,019	42
Dave & Buster's Enterntainment, Inc. (a)	1,293	47
Drew Industries, Inc.	739	43
Gentherm, Inc. (a)	845	46
Jack In The Box, Inc.	469	41
Liberty Broadband Corp., Class A (a)	823	42
Lithia Motors, Inc.	427	48
Papa John's International, Inc.	677	51
Pool Corp.	655	46
Starz (a)	1,124	50
Tenneco Automotive, Inc. (a)	732	42

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Small Cap Growth Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Texas Roadhouse, Inc.	1,191	$45
Watsco, Inc.	350	43
		790
Consumer Staples (4.2%):
PriceSmart, Inc.	517	47
Spectrum Brands Holdings, Inc.	492	50
The Hain Celestial Group, Inc. (a)	727	48
Untied Natural Foods, Inc. (a)	626	40
		185
Energy (2.6%):
Carrizo Oil & Gas, Inc. (a)	602	30
Diamondback Energy, Inc. (a)	406	30
Helix Energy Solutions Group, Inc. (a)	2,009	25
Matador Resources Co. (a)	1,186	30
		115
Financials (8.6%):
Colliers International Group, Inc.	669	25
Employers Holdings, Inc.	1,653	38
Firstservice Corp.	669	19
Hersha Hospitality Trust	1,656	43
JMP Group LLC	5,539	43
Peapack-Gladstone Financial Corp.	1,999	44
Radian Group, Inc.	2,353	44
Resource Capital Corp.	9,623	37
Silvercrest Asset Management Group, Inc.	2,720	38
Wisdomtree Invts, Inc.	2,142	47
		378
Health Care Equipment & Supplies (6.9%):
Atricure, Inc. (a)	2,181	54
Cardiovascular Systems, Inc. (a)	1,273	34
Cyberonics, Inc. (a)	691	41
GenMark Diagnostics, Inc. (a)	4,312	39
Greatbatch, Inc. (a)	811	44
Inogen, Inc. (a)	1,147	51
Merit Medical Systems, Inc. (a)	2,109	45
		308
Health Care Providers & Services (4.2%):
HealthSouth Corp.	918	42
RadNet, Inc. (a)	4,838	32
Team Health Holdings, Inc. (a)	696	45
Uniqure NV (a)	604	16
US Physical Therapy, Inc.	892	50
		185
Industrials (10.8%):
Apogee Enterprises, Inc.	823	43
Astronics Corp. (a)	603	43

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Small Cap Growth Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Caesarstone Sdot Yam, Ltd.	727	$50
Continental Building Products, Inc. (a)	1,973	42
Lydall, Inc. (a)	1,535	45
Marten Transport, Ltd.	1,898	41
Nordson Corp.	549	43
On Assignment, Inc. (a)	1,134	44
RBC Bearings, Inc. (a)	569	41
Trex, Inc. (a)	865	43
TrueBlue, Inc. (a)	1,461	44
		479
Information Technology (23.6%):
Ambarella, Inc. (a)	431	44
CalAmp Corp. (a)	2,126	39
Cardtronics, Inc. (a)	1,159	43
EPAM Systems, Inc. (a)	641	46
Eplus, Inc. (a)	511	39
Euronet Worldwide, Inc. (a)	752	46
Globant SA (a)	1,973	61
Mentor Graphics Corp.	1,790	47
Monotype Imaging Holdings In	1,283	31
Napco Security Systems, Inc. (a)	8,221	47
ON Semiconductor Corp. (a)	3,805	45
PDF Solutions, Inc. (a)	2,268	36
Perficient, Inc. (a)	2,073	40
PTC, Inc. (a)	1,178	48
QAD, Inc.	1,727	46
SciQuest, Inc. (a)	2,705	40
Silicom, Ltd.	1,171	43
Silicon Laboratories, Inc. (a)	811	44
SS&C Technologies Holdings, Inc.	721	45
Super Micro Computer, Inc. (a)	1,458	43
Synchronoss Technologies, Inc. (a)	882	40
Syntel, Inc. (a)	947	45
Textura Corp. (a)	1,536	43
Zix Corp. (a)	9,899	51
		1,052
Materials (3.3%):
Cytec Industries	778	47
PolyOne Corp.	1,103	43
Trecora RES (a)	3,701	56
		146
Pharmaceuticals (1.7%):
Cempra, Inc. (a)	608	21
Foamix Pharmaceuticals	1,342	14
Pacira Pharmaceuticals, Inc. (a)	175	12
Relypsa, Inc. (a)	318	11
ZS Pharma, Inc. (a)	333	17
		75

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Small Cap Growth Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.9%):
Connecticut WTR Service, Inc.	1,191	$41
Total Common Stocks (Cost $4,131)		4,317
Exchange-Traded Funds (2.6%)
iShares Russell 2000 Growth ETF, 0.77% (b)	745	115
Total Exchange-Traded Funds (Cost $114)		115
Investment Companies (0.2%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	8,574	9
Total Investment Companies (Cost $9)		9
Total Investments (Cost $4,254) — 99.8%		4,441
Other assets in excess of liabilities — 0.2%		9
NET ASSETS — 100.00%		$4,450

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on June 30, 2015.

ETF — Exchange-Traded Fund

LLC — Limited Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Trivalent Emerging Markets Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (95.4%)
Brazil (6.3%):
Consumer Discretionary (1.9%):
Grendene SA	3,800	$21
Lojas Renner SA	800	29
Smiles SA	1,900	32
		82
Consumer Staples (1.7%):
Raia Drogasil SA	4,000	51
Sao Martinho SA	1,700	21
		72
Energy (0.5%):
Qgep Paticipacoes SA	9,000	20
Financials (1.6%):
Banco ABC Brasil SA	8,000	30
Sul America SA	7,500	37
		67
Health Care (0.6%):
Fleury SA	4,200	25
		266
Chile (0.5%):
Utilities (0.5%):
E.CL SA	17,166	23
China (18.9%):
Consumer Discretionary (1.9%):
Anta Sports Products Ltd.	22,000	53
Chongqing Changan Automobile Co. Ltd.	10,000	26
		79
Energy (0.7%):
Hilong Holdings Ltd.	110,000	32
Financials (2.9%):
Bank of Chongqing Co. Ltd., Class H	50,500	48
Central China Securities Co. Ltd., Class H	41,000	31
KWG Property Holding Ltd.	50,500	43
		122
Health Care (0.8%):
Shandong Weiga Group Medical Polymer Co. Ltd, Class H	24,000	18
Sihuan Pharmaceutical Holdings Group Ltd. (c)	37,000	15
		33

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent Emerging Markets Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Industrials (3.3%):
China Lesso Group Holdings Ltd.	94,000	$76
China Railway Construction Corp.	14,000	22
Sinotrans Ltd.	67,000	44
		142
Information Technology (4.7%):
Autohome, Inc., ADR (b)	850	43
BYD Electronic (International) Co. Ltd. (b)	47,000	63
Changyou.com Ltd., ADR (b)	1,437	43
JinkoSolar Holding Co., ADR (b)	717	21
TCL Communication Technology Holdings Ltd.	33,000	31
		201
Materials (1.5%):
Huaxin Cement Co. Ltd., Class B	38,620	41
Tiangong International Co. Ltd.	142,000	23
		64
Telecommunication Services (0.8%):
Xinyi Solar Holdings Ltd.	78,000	32
Utilities (2.3%):
China Power International Development Ltd.	98,000	74
Huadian Fuxin Energy Corp. Ltd., Class H	50,000	24
		98
		803
Cyprus (0.6%):
Information Technology (0.6%):
QIWI PLC, ADR	869	24
Egypt (0.6%):
Financials (0.6%):
Palm Hills Developments SAE (b)	70,440	25
Greece (0.5%):
Industrials (0.5%):
Aegean Airlines	3,384	23
Hong Kong (5.5%):
Consumer Discretionary (1.0%):
Skyworth Digital Holdings Ltd.	50,000	44
Consumer Staples (1.0%):
Vinda International Holdings Ltd.	19,000	40
Financials (1.4%):
Far East Horizon Ltd.	40,000	38
Franshion Properties China Ltd. (b)	60,000	21
		59
Information Technology (0.7%):
Wasion Group Holdings Ltd.	18,000	28

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent Emerging Markets Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Materials (0.5%):
China High Speed Transmission Equipment Group Co. Ltd. (b)	25,000	$22
Telecommunication Services (0.5%):
Citic Telecom International Holdings Ltd.	48,000	22
Utilities (0.4%):
NewOcean Energy Holdings Ltd.	38,000	18
		233
Hungary (0.6%):
Telecommunication Services (0.6%):
Magyar Telekom Telecommunications PLC (b)	18,168	25
India (6.5%):
Consumer Discretionary (0.6%):
Welspun India Ltd.	2,683	27
Energy (0.8%):
JSW Energy Ltd.	20,671	32
Financials (2.2%):
Indiabulls Housing Finance Ltd.	3,747	36
Mangalore Refinery and Petrochemicals Ltd. (b)	21,770	26
Syndicate Bank	19,943	31
		93
Health Care (0.5%):
Strides Arcolab Ltd.	1,335	23
Industrials (0.5%):
Voltas Ltd.	4,231	21
Materials (1.1%):
UPL Ltd.	5,536	46
Utilities (0.8%):
Housing Development & Infrastructure Ltd. (b)	23,394	34
		276
Indonesia (0.8%):
Financials (0.8%):
PT Ciputra Development TBK	363,900	34
Jersey (1.2%):
Information Technology (1.2%):
WNS (Holdings) Ltd., ADR (b)	1,977	53
Korea, Republic Of (17.8%):
Consumer Discretionary (4.2%):
Hana Tour Service, Inc.	397	45
LF Corp.	804	22
Lotte Himart Co. Ltd.	344	23
S&T Motiv Co. Ltd.	1,062	64
SL Corp.	1,455	23
		177

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent Emerging Markets Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Consumer Staples (2.9%):
BGF Retail Co. Ltd.	859	$123
Financials (1.3%):
KIWOOM Securities Co. Ltd.	405	27
Korean Reinsurance Co.	2,487	27
		54
Health Care (3.8%):
Boryung Pharmaceutical Co. Ltd.	1,038	66
Korea United Pharmaceuticals, Inc.	1,847	43
Yuhan Corp.	208	51
		160
Information Technology (1.6%):
Tovis Co. Ltd.	2,454	28
WONIK IPS Co. Ltd. (b)	3,104	40
		68
Materials (4.0%):
Seah Besteel Corp.	1,790	70
SKC Co. Ltd.	1,266	42
Soulbrain Co. Ltd.	1,382	60
		172
		754
Luxembourg (0.6%):
Materials (0.6%):
Ternium SA, ADR	1,378	24
Malaysia (1.9%):
Consumer Discretionary (0.6%):
TIME dotCom Berhad	14,900	27
Health Care (1.3%):
Kossan Rubber Industries Berhad	31,000	53
		80
Mexico (5.4%):
Consumer Discretionary (1.1%):
Megacable Holdings Sab de CV	10,900	46
Consumer Staples (2.2%):
Gruma Sab de CV, Class B	7,100	92
Financials (1.6%):
Credito Real Sab de CV	10,067	22
Macquarie Mexico Real Estate Management SA de CV	31,400	44
		66
Industrials (0.5%):
Ohl Mexico Sab de CV (b)	18,000	23
		227

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent Emerging Markets Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Philippines (2.2%):
Consumer Discretionary (0.8%):
ABS-CBN Holdings Corp.	23,010	$32
Financials (0.8%):
Filinvest Land, Inc.	883,000	36
Industrials (0.6%):
Cebu Air, Inc.	13,180	25
		93
Russian Federation (2.3%):
Consumer Discretionary (1.2%):
X5 Retail Group NV, GDR, Registered Shares (b)	2,990	50
Materials (1.1%):
ALROSA AO	40,938	47
		97
South Africa (5.1%):
Consumer Staples (1.3%):
Astral Foods Ltd.	4,332	57
Financials (0.8%):
Resilient Property Income Fund Ltd.	4,444	35
Industrials (0.7%):
Raubex Group Ltd.	16,762	28
Materials (1.8%):
Mpact Ltd.	12,469	44
Sibanye Gold Ltd.	18,249	30
		74
Telecommunication Services (0.5%):
Telkom SA SOC Ltd. (b)	4,400	23
		217
Taiwan (7.9%):
Consumer Discretionary (2.1%):
Grand Ocean Retail Group Ltd. (b)	13,000	22
Taiwan Paiho Ltd.	24,000	68
		90
Industrials (2.7%):
Rechi Precision Co. Ltd.	23,000	22
Sporton International, Inc.	8,000	54
Syncmold Enterprise Corp.	20,000	37
		113
Information Technology (3.1%):
Flexium Interconnect, Inc.	9,000	36
Silicon Motion Technology Corp., ADR	1,780	61
WT Microelectronics Co. Ltd.	21,725	33
		130
		333

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent Emerging Markets Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Taiwan, Province Of China (2.6%):
Industrials (1.0%):
Cleanaway Co. Ltd.	7,000	$41
Information Technology (1.6%):
Powertech Technology, Inc.	15,000	32
Sitronix Technology Corp.	11,000	36
		68
		109
Thailand (3.8%):
Consumer Discretionary (0.6%):
Major Cineplex Group PLC	25,900	26
Financials (1.9%):
Amata Corp. Public Co. Ltd.	64,000	28
Supalai Public Co. Ltd.	48,000	27
Thanachart Capital Public Co. Ltd.	24,300	24
		79
Industrials (0.6%):
Bangkok Expressway Public Co. Ltd.	23,000	27
Information Technology (0.7%):
KCE Electronics Public Co. Ltd	18,900	31
		163
Turkey (3.8%):
Consumer Discretionary (1.0%):
Dogus Otomotiv Servis ve Ticaret AS	7,038	41
Financials (0.7%):
Turkiye Sinai Kalkinma Bankasi AS	44,372	28
Industrials (1.2%):
Tekfen Holding AS	14,737	25
Trakya Cam Sanayii AS	25,552	27
		52
Materials (0.9%):
Akcansa Cimento	6,427	38
		159
Total Common Stocks (Cost $3,681)		4,041
Preferred Stocks (0.7%)
Russian Federation (0.7%):
Energy (0.7%):
Ak Transneft OAO	12	29
Total Preferred Stocks (Cost $26)		29

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent Emerging Markets Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Rights (0.8%)
Russian Federation (0.8%):
Financials (0.8%):
Moscow Exchange MICEX (b)	28,281	$36
Total Rights (Cost $37)		36
Exchange-Traded Funds (6.3%)
United States (6.3%):
iShares MSCI Emerging Markets ETF	3,215	155
iShares MSCI India Small-Cap ETF	3,353	112
		267
Total Exchange-Traded Funds (Cost $220)		267
Total Investments (Cost $3,964) — 103.2%		4,373
Liabilities in excess of other assets — (3.2)%		(135)
NET ASSETS — 100.00%		$4,238

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Brazil, Chile and Mexico were fair valued at June 30, 2015.

(b)  Non-income producing security.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At June 30, 2015, illiquid securities were 0.35% of the Fund's net assets.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depository Receipt

OAO — Russian Open Joint Stock Corporations

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent Emerging Markets Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Trivalent Emerging Markets Small-Cap Fund invested in the following industries as of June 30, 2015:
	Value	% of Net Assets
Real Estate Management & Development	$248	5.9%
Semiconductors & Semiconductor Equipment	223	5.3%
Pharmaceuticals	198	4.7%
Metals & Mining	193	4.5%
Textiles, Apparel & Luxury Goods	190	4.5%
Food & Staples Retailing	175	4.1%
Food Products	170	4.0%
Banks	161	3.8%
Electronic Equipment, Instruments & Components	156	3.7%
Chemicals	148	3.5%
Media	135	3.2%
Independent Power and Renewable Electricity Producers	130	3.1%
Building Products	103	2.4%
Diversified Telecommunication Services	98	2.3%
Construction & Engineering	95	2.3%
Household Durables	94	2.2%
Oil Gas & Consumable Fuels	92	2.2%
Auto Components	87	2.0%
Construction Materials	79	1.9%
Real Estate Investment Trusts (REITs)	79	1.9%
IT Services	77	1.8%
Diversified Financial Services	74	1.7%
Health Care Equipment & Supplies	71	1.7%
Insurance	64	1.5%
Communications Equipment	64	1.5%
Machinery	59	1.4%
Capital Markets	58	1.4%
Professional Services	54	1.3%
Multiline Retail	51	1.2%
Transportation Infrastructure	50	1.2%
Airlines	48	1.1%
Hotels, Restaurants & Leisure	45	1.1%
Air Freight & Logistics	44	1.0%
Containers & Packaging	44	1.0%
Internet Software & Services	43	1.0%
Software	43	1.0%
Commercial Services & Supplies	41	1.0%
Distributors	41	1.0%
Household Products	40	0.9%
Thrifts & Mortgage Finance	37	0.9%
Energy Equipment & Services	32	0.7%
Technology Hardware, Storage & Peripherals	31	0.7%
Automobiles	25	0.6%
Health Care Providers & Services	25	0.6%
Specialty Retail	23	0.6%
Electric Utilities	23	0.5%

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent Emerging Markets Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

	Value	% of Net Assets
Consumer Finance	$23	0.5%
Electrical Equipment	22	0.5%
Other**	132	3.1%
Total	$4,238	100.0%

**  Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Trivalent International Fund-Core Equity  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (101.5%)
Australia (4.1%):
Energy (0.5%):
Beach Energy Ltd.	122,464	$98
Oil Search Ltd.	9,294	51
		149
Financials (2.5%):
AMP Ltd.	23,423	108
Australia & New Zealand Banking Group Ltd.	7,412	184
Dexus Property Group	20,457	114
Macquarie Group Ltd.	3,331	209
Westpac Banking Corp.	3,263	81
		696
Health Care (0.3%):
Ansell, Ltd.	4,402	82
Materials (0.4%):
Rio Tinto Ltd.	2,607	108
Telecommunication Services (0.4%):
Telstra Corp. Ltd.	22,349	105
		1,140
Austria (0.3%):
Materials (0.3%):
Voestalpine AG	1,931	80
Belgium (1.7%):
Consumer Staples (1.3%):
Anheuser-Busch InBev NV	1,383	167
Delhaize Group SA	2,280	188
		355
Financials (0.4%):
KBC Groep NV	1,679	112
		467
Brazil (1.8%):
Consumer Discretionary (0.8%):
Lojas Renner SA	3,000	110
Smiles SA	6,100	103
		213
Energy (0.2%):
Petroleo Brasileiro SA, ADR (b)	8,523	69
Financials (0.8%):
Itau Unibanco Holding SA, ADR	13,869	152
Porto Seguro SA	5,100	68
		220
		502

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Fund-Core Equity  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Canada (5.9%):
Consumer Discretionary (0.4%):
Magna International, Inc.	1,999	$112
Consumer Staples (0.8%):
Alimentation Couche-Tard, Inc., Class B	5,158	221
Energy (1.4%):
Canadian Natural Resources Ltd.	4,318	117
Parex Resources, Inc. (b)	10,994	92
Raging River Exploration, Inc. (b)	13,380	94
Whitecap Resources, Inc.	9,427	100
		403
Financials (2.5%):
Canadian Apartment Properties REIT	4,236	94
Canadian Imperial Bank of Commerce	3,218	237
Royal Bank of Canada	3,932	240
Sun Life Financial, Inc.	4,095	137
		708
Industrials (0.5%):
Air Canada (b)	12,093	128
Materials (0.3%):
OceanaGold Corp.	33,959	84
		1,656
China (4.4%):
Consumer Discretionary (0.6%):
Chongqing Changan Automobile Co. Ltd.	36,726	93
Great Wall Motor Co. Ltd., Class H (c)	12,000	59
		152
Financials (2.2%):
Bank of China Ltd.	362,275	235
Industrial & Commercial Bank of China Ltd.	308,250	244
New China Life Insurance Co. Ltd., Class H	20,700	124
		603
Industrials (0.6%):
China Railway Construction Corp.	115,075	178
Information Technology (0.3%):
Tencent Holdings Ltd.	4,500	90
Materials (0.3%):
Anhui Conch Cement Co. Ltd.	26,500	92
Utilities (0.4%):
Datang International Power Generation Co. Ltd.	206,000	105
		1,220
Denmark (2.7%):
Consumer Discretionary (1.3%):
Pandora A/S	3,325	357

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Fund-Core Equity  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Financials (0.4%):
Danske Bank A/S	4,001	$118
Health Care (0.4%):
Novo Nordisk A/S, Class B	2,357	129
Industrials (0.6%):
A.P. Moeller-Maersk A/S, Class B	88	160
		764
Finland (0.8%):
Financials (0.4%):
Sampo Oyj, Class A	2,370	112
Telecommunication Services (0.4%):
Elisa Oyj	3,441	109
		221
France (6.6%):
Consumer Discretionary (0.8%):
Valeo SA	1,359	215
Consumer Staples (1.1%):
Carrefour SA	2,574	82
Pernod Ricard SA	2,045	237
		319
Energy (0.7%):
Total SA, ADR	4,280	209
Financials (1.0%):
Credit Agricole SA	6,123	91
Societe Generale	3,760	175
		266
Health Care (0.4%):
Sanofi	987	97
Industrials (1.3%):
Airbus Group NV	2,084	135
Teleperformance	3,200	227
		362
Information Technology (0.8%):
Cap Gemini SA	1,448	129
Ingenico	919	108
		237
Utilities (0.5%):
Veolia Environnement	6,404	130
		1,835
Germany (7.2%):
Consumer Discretionary (1.8%):
Daimler AG, Registered Shares	2,978	271
Volkswagen AG	967	224
		495

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Fund-Core Equity  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Consumer Staples (0.7%):
Henkel AG & Co. KGAA	2,033	$194
Financials (0.7%):
Hannover Rueck SE	2,108	205
Health Care (1.5%):
Bayer AG	2,086	292
Fresenius SE & Co. KGaA	2,166	139
		431
Information Technology (0.7%):
Infineon Technologies AG	8,767	109
United Internet AG	1,897	84
		193
Materials (0.9%):
BASF SE	1,759	155
Evonik Industries AG	2,520	96
		251
Telecommunication Services (0.9%):
Deutsche Telekom AG, Registered Shares	9,106	157
Freenet AG	2,748	92
		249
		2,018
Hong Kong (3.5%):
Energy (0.3%):
CNOOC Ltd.	68,000	96
Financials (2.0%):
BOC Hong Kong Holdings Ltd.	27,000	112
Cheung Kong Property Holdings Ltd. (b)	14,895	124
China Overseas Land & Investment Ltd.	28,000	99
CK Hutchison Holdings Ltd.	14,895	218
		553
Industrials (0.3%):
Cathay Pacific Airways Ltd.	36,000	88
Telecommunication Services (0.5%):
China Mobile Ltd.	11,000	141
Utilities (0.4%):
Cheung Kong Infrastructure Holdings Ltd.	13,875	108
		986
India (1.7%):
Energy (0.6%):
Reliance Industries Ltd.	10,476	164
Health Care (0.3%):
Cadila Healthcare Ltd.	3,463	98

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Fund-Core Equity  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Information Technology (0.4%):
HCL Technologies Ltd.	7,273	$105
Telecommunication Services (0.4%):
Idea Cellular Ltd.	38,341	106
		473
Ireland (2.3%):
Health Care (1.4%):
ICON PLC (b)	2,748	185
Shire PLC	2,480	199
		384
Materials (0.9%):
CRH PLC	4,844	136
Smurfit Kappa Group PLC	4,416	121
		257
		641
Isle of Man (0.3%):
Information Technology (0.3%):
Playtech Ltd.	6,919	89
Israel (1.1%):
Health Care (0.8%):
Teva Pharmaceutical Industries Ltd.	3,759	223
Telecommunication Services (0.3%):
Bezeq The Israeli Telecommunication Corp.	46,655	79
		302
Italy (1.1%):
Energy (0.3%):
Eni SpA	5,113	91
Utilities (0.8%):
Enel SpA	29,563	133
Snam SpA	17,440	83
		216
		307
Japan (16.6%):
Consumer Discretionary (3.5%):
Bridgestone Corp.	7,100	262
Fuji Heavy Industries Ltd.	4,100	151
Panasonic Corp.	7,300	100
Sekisui House Ltd.	6,800	108
Toyota Motor Corp.	5,125	343
		964

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Fund-Core Equity  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Consumer Staples (0.9%):
NH Foods Ltd.	7,000	$159
Seven & I Holdings Co. Ltd.	2,200	95
		254
Energy (0.3%):
INPEX Corp.	7,300	83
Financials (3.8%):
Chiba Bank Ltd.	14,700	112
Daiwa House Industry Co. Ltd.	10,300	240
Mizuho Financial Group, Inc.	47,400	102
ORIX Corp.	14,100	211
Sumitomo Mitsui Financial Group, Inc.	5,525	245
Tokio Marine Holdings, Inc.	4,000	166
		1,076
Health Care (0.9%):
Astellas Pharma, Inc.	6,200	88
Shionogi & Co. Ltd.	4,200	163
		251
Industrials (3.2%):
Central Japan Railway Co.	1,200	217
Hitachi Ltd.	11,000	73
Mitsubishi Electric Corp.	17,000	219
Mitsubishi Heavy Industries LT	29,000	176
NSK Ltd.	14,344	221
		906
Information Technology (2.0%):
Keyence Corp.	300	162
Kyocera Corp.	1,700	88
Murata Manufacturing Co. Ltd.	1,200	209
Nomura Research Institute Ltd.	2,300	90
		549
Materials (1.1%):
Nippon Steel & Sumitomo Metal	78,000	202
Sumitomo Metal Mining Co. Ltd.	6,000	91
		293
Telecommunication Services (0.9%):
KDDI Corp.	6,400	154
Nippon Telegraph & Telephone Corp.	3,000	109
		263
		4,639
Korea, Republic Of (2.1%):
Consumer Discretionary (0.3%):
Kangwon Land, Inc.	2,540	84

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Fund-Core Equity  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Consumer Staples (1.1%):
Amorepacific Corp.	407	$153
BGF Retail Co. Ltd.	1,005	144
		297
Financials (0.3%):
Industrial Bank of Korea	6,912	89
Materials (0.4%):
LG Chem Ltd.	430	107
		577
Malaysia (0.5%):
Financials (0.5%):
Hong Leong Financial Group Berhad	20,900	84
RHB Capital Berhad	35,000	68
		152
Mexico (1.4%):
Consumer Staples (1.2%):
Gruma Sab de CV, Class B	15,600	201
Wal-Mart de Mexico Sab de CV	51,100	125
		326
Industrials (0.2%):
Ohl Mexico Sab de CV (b)	46,200	60
		386
Netherlands (2.7%):
Consumer Staples (1.0%):
Heineken NV	1,098	84
Koninklijke Ahold NV	10,382	195
		279
Energy (0.8%):
Royal Dutch Shell PLC, ADR	6,637	209
Financials (0.5%):
ING Groep NV	8,530	141
Industrials (0.4%):
Aercap Holdings NV (b)	2,618	120
		749
Norway (1.6%):
Financials (0.6%):
DNB ASA	9,463	157
Materials (0.7%):
Yara International ASA	3,866	202
Telecommunication Services (0.3%):
Telenor ASA	4,045	89
		448
See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Fund-Core Equity  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Philippines (0.4%):
Telecommunication Services (0.4%):
Globe Telecom, Inc.	2,225	$124
Poland (0.2%):
Utilities (0.2%):
Tauron Polska Energia SA	58,340	68
Portugal (0.3%):
Utilities (0.3%):
EDP — Energias de Portugal SA	23,460	89
Republic of Korea (South) (1.4%):
Information Technology (1.4%):
Samsung Electronics Co. Ltd.	163	185
SK Hynix, Inc.	5,776	220
		405
Russian Federation (0.9%):
Energy (0.5%):
LUKOIL Holding Depository Receipt, ADR	1,476	66
OAO Gazprom, ADR	11,548	61
		127
Materials (0.4%):
MMC Norilsk Nickel JSC, ADR	6,532	111
		238
Singapore (0.7%):
Financials (0.7%):
DBS Group Holdings Ltd.	13,500	207
South Africa (1.1%):
Financials (0.4%):
Sanlam Ltd.	21,046	115
Materials (0.3%):
Sibanye Gold Ltd.	45,309	73
Telecommunication Services (0.4%):
Telkom SA SOC Ltd. (b)	22,684	119
		307
Spain (1.2%):
Financials (0.8%):
Banco Santander SA	14,678	103
Mapfre SA	35,475	122
		225
Utilities (0.4%):
Iberdrola SA	17,697	119
		344

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Fund-Core Equity  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Sweden (2.7%):
Financials (0.5%):
Skandinaviska Enskilda Banken AB, Class A	10,732	$137
Industrials (0.8%):
SKF AB, B Shares	3,466	79
Trelleborg AB, B Shares	4,079	75
Volvo AB, B Shares	6,836	85
		239
Information Technology (0.3%):
Telefonaktiebolaget Lm Ericsso	7,230	75
Materials (1.1%):
Boliden AB	7,343	134
Svenska Cellulosa AB, B Shares	7,093	180
		314
		765
Switzerland (5.9%):
Consumer Staples (0.5%):
Nestle SA, Registered Shares	1,782	129
Financials (1.7%):
Swiss Life Holding AG	882	202
UBS Group AG, Registered Shares	8,599	183
Zurich Insurance Group AG, ADR	2,960	90
		475
Health Care (3.0%):
Actelion Ltd.	915	134
Lonza Group AG, Registered Shares	885	119
Novartis AG	4,076	403
Roche Holding AG	714	200
		856
Industrials (0.7%):
Adecco SA, Registered Shares	1,381	112
Georg Fischer AG	121	83
		195
		1,655
Taiwan, Province Of China (2.9%):
Financials (1.0%):
CTBC Financial Holding Co. Ltd.	132,587	105
Taishin Financial Holding Co. Ltd.	403,873	169
		274
Information Technology (1.9%):
AU Optronics Corp.	276,000	122
Hon Hai Precision Industry Co. Ltd.	31,000	97

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Fund-Core Equity  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Largan Precision Co. Ltd.	2,000	$229
Powertech Technology, Inc.	44,000	94
		542
		816
Turkey (0.6%):
Financials (0.3%):
Akbank T.A.S.	30,760	88
Industrials (0.3%):
Turk Hava Yollari (b)	26,560	87
		175
United Kingdom (12.4%):
Consumer Discretionary (2.3%):
Barratt Developments PLC	32,417	313
Inchcape PLC	7,515	96
ITV PLC	59,629	246
		655
Consumer Staples (2.0%):
Britvic PLC	15,509	175
Greggs PLC	10,305	192
Unilever PLC	4,281	184
		551
Energy (0.8%):
BP PLC	35,229	233
Financials (3.5%):
Barclays PLC	22,502	92
Close Brothers Group PLC	4,046	97
HSBC Holdings PLC	3,452	81
Lloyds Banking Group PLC	204,232	274
Man Group PLC	45,656	112
Prudential PLC	8,452	204
The Paragon Group of Cos. PLC	17,851	116
		976
Health Care (0.3%):
AstraZeneca PLC	1,201	76
Industrials (1.5%):
Ashtead Group PLC	14,130	244
easyJet PLC	7,542	183
		427
Materials (0.8%):
Anglo American PLC	5,548	80
Mondi PLC	7,264	156
		236
Telecommunication Services (0.7%):
BT Group PLC	28,895	205

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Fund-Core Equity  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Fair Value(a)
Utilities (0.5%):
National Grid PLC	9,616	$124
		3,483
United States (0.4%):
Health Care (0.4%):
Valeant Pharmaceuticals International, Inc. (b)	546	121
Total Common Stocks (Cost $24,907)		28,449
Exchange Traded Funds (1.2%)
United States (1.2%):
iShares MSCI EAFE ETF	3,926	249
iShares MSCI Emerging Markets ETF	2,231	89
		338
Total Exchange Traded Funds (Cost $363)		338
Cash Equivalents (0.3%)
United States (0.3%):
Citibank Money Market Deposit Account, 0.02% (d)	$99	99
Total Cash Equivalents (Cost $99)		99
Total Investments (Cost $25,369) — 103.0%		28,886
Liabilities in excess of other assets — (3.0)%		(852)
NET ASSETS — 100.00%		$28,034

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Brazil, Canada and Mexico were fair valued at June 30, 2015.

(b)  Non-income producing security.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At June 30, 2015, illiquid securities were 0.21% of the Fund's net assets.

(d)  Rate periodically changes. Rate disclosed is the daily yield on June 30, 2015.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depository Receipt

OAO — Russian Open Joint Stock Corporations

PLC — Public Liability Co.

REIT — Real Estate Investment Trust

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Fund-Core Equity  June 30, 2015

(Amounts in Thousands, Except for Shares)

Trivalent International Fund-Core Equity invested in the following industries as of June 30, 2015:
	Value	% of Net Assets
Banks	$4,238	15.0%
Pharmaceuticals	2,090	7.5%
Oil, Gas & Consumable Fuels	1,833	6.5%
Insurance	1,651	5.9%
Food & Staples Retailing	1,242	4.4%
Automobiles	1,141	4.1%
Electronic Equipment, Instruments & Components	1,088	3.9%
Diversified Telecommunication Services	972	3.5%
Metals & Mining	962	3.4%
Machinery	720	2.6%
Beverages	662	2.4%
Wireless Telecommunication Services	617	2.2%
Capital Markets	601	2.1%
Auto Components	589	2.1%
Chemicals	560	2.0%
Household Durables	521	1.9%
Electric Utilities	518	1.8%
Food Products	489	1.7%
Airlines	486	1.7%
Real Estate Management & Development	462	1.6%
Semiconductors & Semiconductor Equipment	423	1.5%
Household Products	375	1.3%
Trading Companies & Distributors	364	1.3%
Textiles, Apparel & Luxury Goods	357	1.3%
Media	350	1.2%
Professional Services	339	1.2%
Personal Products	336	1.2%
IT Services	323	1.2%
Life Sciences Tools & Services	303	1.1%
Multi-Utilities	254	0.9%
Construction Materials	229	0.8%
Electrical Equipment	219	0.8%
Industrial Conglomerates	218	0.8%
Road & Rail	217	0.8%
Diversified Financial Services	211	0.8%
Real Estate Investment Trusts (REITs)	208	0.7%
Technology Hardware, Storage & Peripherals	185	0.7%
Construction & Engineering	178	0.6%
Internet Software & Services	174	0.6%
Marine	160	0.6%
Paper & Forest Products	156	0.6%
Health Care Providers & Services	139	0.5%
Aerospace & Defense	135	0.5%
Biotechnology	134	0.5%
Containers & Packaging	121	0.4%
Thrifts & Mortgage Finance	116	0.4%

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Fund-Core Equity  June 30, 2015

(Amounts in Thousands, Except for Shares)

	Value	% of Net Assets
Multiline Retail	$110	0.4%
Independent Power and Renewable Electricity Producers	105	0.4%
Distributors	96	0.3%
Software	89	0.3%
Hotels, Restaurant & Leisure	84	0.3%
Gas Utilities	83	0.3%
Health Care Equipment & Supplies	81	0.3%
Communications Equipment	75	0.3%
Transportation Infrastructure	60	0.2%
Other**	(415)	(1.4)%
Total	$28,034	100.0%

**  Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Trivalent International Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (97.8%)
Australia (4.9%):
Consumer Discretionary (0.9%):
Aristocrat Leisure Ltd.	326,016	$1,909
Echo Entertainment Group Ltd.	923,545	3,090
		4,999
Consumer Staples (0.6%):
Select Harvests Ltd.	382,302	3,243
Energy (0.5%):
Drillsearch Energy Ltd. (b)	3,341,488	2,650
Financials (0.7%):
Charter Hall Group	477,455	1,655
IOOF Holdings Ltd.	353,364	2,437
		4,092
Health Care (0.3%):
Regis Healthcare Ltd. (b)	439,248	1,747
Industrials (0.3%):
Rcr Tomlinson Ltd.	225,061	298
SAI Global, Ltd.	526,141	1,690
		1,988
Materials (1.1%):
Adelaide Brighton Ltd.	473,132	1,564
CSR Ltd.	795,233	2,246
Independence Group NL	833,171	2,661
		6,471
Telecommunication Services (0.5%):
M2 Group Ltd.	329,620	2,708
		27,898
Austria (0.3%):
Industrials (0.3%):
Porr AG	53,913	1,717
Belgium (1.3%):
Financials (0.3%):
Warehouses De Pauw SCA	23,794	1,837
Information Technology (0.4%):
Melexis NV	39,686	2,300
Materials (0.3%):
Cofinimmo	17,039	1,760
Telecommunication Services (0.3%):
Mobistar SA (b)	78,431	1,485
		7,382

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Bermuda (0.3%):
Consumer Discretionary (0.3%):
Texwinca Holdings Ltd.	1,744,000	$1,845
Canada (6.6%):
Consumer Discretionary (1.0%):
Cogeco Cable, Inc.	31,068	1,797
Entertainment One Ltd.	660,381	3,690
		5,487
Energy (1.7%):
Bankers Petroleum Ltd. (b)	578,817	1,437
Birchcliff Energy Ltd. (b)	312,562	1,744
Parex Resources, Inc. (b)	379,882	3,185
Raging River Exploration, Inc. (b)	443,413	3,100
		9,466
Financials (0.9%):
Canadian Apartment Properties REIT	79,436	1,755
Gluskin Sheff + Associates, Inc.	78,596	1,580
Home Capital Group, Inc.	55,630	1,928
		5,263
Health Care (0.5%):
Concordia Healthcare Corp.	39,333	2,843
Industrials (1.1%):
Air Canada (b)	316,439	3,347
Ritchie Bros. Auctioneers	63,798	1,780
TransForce, Inc.	59,382	1,205
		6,332
Materials (1.4%):
Nevsun Resources Ltd.	487,440	1,834
OceanaGold Corp.	1,349,782	3,340
Stella-Jones, Inc.	83,936	2,791
		7,965
		37,356
Cayman Islands (0.9%):
Financials (0.3%):
Value Partners Group Ltd.	950,000	1,498
Industrials (0.6%):
Avolon Holdings Ltd. (b)	150,124	3,447
		4,945
China (0.2%):
Utilities (0.2%):
Sound Global Ltd. (b) (c)	2,114,000	955

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Denmark (0.6%):
Consumer Discretionary (0.3%):
Pandora A/S	18,067	$1,938
Industrials (0.3%):
FLSmidth & Co. A/S	37,504	1,810
		3,748
Finland (0.6%):
Financials (0.3%):
Sponda Oyj	413,746	1,528
Industrials (0.3%):
Cramo Oyj	104,518	2,015
		3,543
France (7.5%):
Consumer Discretionary (1.5%):
Havas SA	265,126	2,207
Valeo SA	41,440	6,550
		8,757
Financials (1.1%):
Fonciere des Regions	30,268	2,577
Mercialys SA	83,509	1,863
Nexity SA	40,832	1,604
		6,044
Health Care (0.8%):
Ipsen SA	39,073	2,155
Korian-Medica (b)	63,800	2,119
		4,274
Industrials (1.4%):
Saft Groupe SA	73,579	2,870
Teleperformance	74,377	5,267
		8,137
Information Technology (2.0%):
Alten Ltd.	40,735	1,891
ATOS	41,154	3,079
Criteo SA, ADR (b)	34,571	1,648
Ingenico	42,368	4,985
		11,603
Materials (0.3%):
Imerys SA	21,507	1,645
Utilities (0.4%):
Veolia Environnement	108,781	2,216
		42,676

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Germany (5.1%):
Consumer Discretionary (1.5%):
Stroeer Media SE (b)	112,957	$5,274
TUI AG	200,806	3,250
		8,524
Financials (0.9%):
Alstria Office REIT AG	136,771	1,760
Hannover Rueck SE	31,519	3,056
		4,816
Industrials (1.8%):
Duerr AG	53,601	4,993
Krones AG	15,230	1,591
MTU Aero Engines Holding AG	16,939	1,593
VTG AG	95,475	2,235
		10,412
Information Technology (0.4%):
United Internet AG	50,379	2,239
Telecommunication Services (0.5%):
Freenet AG	91,474	3,080
		29,071
Hong Kong (3.0%):
Consumer Discretionary (0.6%):
Man Wah Holdings Ltd.	3,295,200	3,231
Financials (0.5%):
Dah Sing Financial Holdings Ltd.	409,600	2,683
Industrials (0.5%):
Shun Tak Holdings Ltd.	5,754,311	3,170
Information Technology (1.4%):
PAX Global Technology Ltd. (b)	3,295,000	4,722
Tongda Group Holdings Ltd.	15,850,000	3,072
		7,794
		16,878
Ireland (0.8%):
Health Care (0.8%):
UDG Healthcare PLC	567,560	4,361
Isle of Man (0.6%):
Information Technology (0.6%):
Playtech Ltd.	248,664	3,194
Italy (3.7%):
Consumer Discretionary (0.9%):
Brembo SpA	124,139	5,291

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Financials (1.2%):
Anima Holding SpA	423,474	$3,720
Credito Emiliano SpA	365,250	3,008
		6,728
Health Care (1.2%):
Amplifon SpA	441,582	3,439
Recordati SpA	169,032	3,544
		6,983
Utilities (0.4%):
A2A S.p.A.	1,814,247	2,161
		21,163
Japan (18.5%):
Consumer Discretionary (3.9%):
Doutor Nichires Holdings Co. Ltd.	189,000	3,307
Haseko Corp.	441,000	5,200
K's Holding Corp.	58,300	2,100
Pigeon Corp.	109,100	3,432
Sumitomo Forestry Co. Ltd.	225,900	2,786
Tokai Rika Co. Ltd.	145,100	3,616
TS Tech Co. Ltd.	73,497	1,966
		22,407
Consumer Staples (1.2%):
ARIAKE JAPAN Co. Ltd.	93,400	3,819
Yaoko Co. Ltd.	65,100	3,021
		6,840
Financials (3.0%):
JAFCO Co. Ltd.	45,700	1,821
LEOPALACE21 Corp. (b)	333,500	2,041
Nippon Accommodations Fund, Inc.	449	1,735
Sun Frontier Fudousan Co. Ltd.	222,600	1,803
Takara Leben Co. Ltd.	753,400	4,484
The Kagoshima Bank Ltd.	241,000	1,742
The San-In Godo Bank Ltd.	219,000	2,112
The Shiga Bank Ltd.	270,000	1,456
		17,194
Health Care (0.6%):
Message Co. Ltd.	56,300	1,518
Toho Holdings Co. Ltd.	83,400	1,917
		3,435
Industrials (5.8%):
CKD Corp.	225,100	2,578
Daihen Corp.	687,000	3,507
Fujikura Ltd.	641,000	3,578
Kyowa Exeo Corp.	174,400	2,030
Makino Milling Machine Co. Ltd.	442,000	4,457
NTN Corp.	416,000	2,615

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Sankyu, Inc.	321,000	$1,754
Sanwa Holdings Corp.	514,800	4,328
Seino Holdings Co. Ltd.	295,300	3,305
Tsubakimoto Chain Co.	494,000	4,829
		32,981
Information Technology (2.9%):
Hitachi Kokusai Electric, Inc.	164,000	2,493
Japan Aviation Electronics Industries Ltd.	330,000	8,965
NS Solutions Corp.	83,100	2,771
Tokyo Seimitsu Co. Ltd.	90,900	1,986
		16,215
Materials (1.1%):
Denki Kagaku Kogyo KK	396,000	1,759
Sumitomo Osaka Cement Co. Ltd.	691,000	2,556
Tokyo Ohka Kogyo Co. Ltd.	57,800	1,640
		5,955
		105,027
Jersey (0.4%):
Financials (0.4%):
Beazley PLC	482,886	2,243
Korea, Republic Of (5.7%):
Consumer Discretionary (1.5%):
Hana Tour Service, Inc.	23,972	2,737
Lotte Himart Co. Ltd.	28,115	1,907
S&T Motiv Co. Ltd.	36,638	2,187
SL Corp.	104,331	1,673
		8,504
Consumer Staples (1.0%):
BGF Retail Co. Ltd.	41,460	5,948
Financials (0.4%):
KIWOOM Securities Co. Ltd.	38,143	2,520
Health Care (1.0%):
Boryung Pharmaceutical Co. Ltd.	49,620	3,125
Osstem Implant Co. Ltd. (b)	41,369	2,521
		5,646
Information Technology (0.6%):
Tovis Co. Ltd.	124,754	1,423
WONIK IPS Co. Ltd. (b)	137,001	1,752
		3,175
Materials (1.2%):
Seah Besteel Corp.	78,340	3,054
SKC Co. Ltd.	113,954	3,754
		6,808
		32,601

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Luxembourg (1.0%):
Consumer Discretionary (0.6%):
SAF-Holland SA	241,857	$3,731
Industrials (0.4%):
Stabilus SA (b)	51,683	2,205
		5,936
Netherlands (2.8%):
Financials (1.0%):
Euronext NV	143,552	5,664
Industrials (1.4%):
Aalberts Industries NV	70,697	2,106
Postnl NV (b)	489,323	2,183
TKH Group NV	86,437	3,618
		7,907
Information Technology (0.4%):
Asm International NV	56,243	2,608
		16,179
New Zealand (0.4%):
Health Care (0.4%):
Fisher & Paykel Healthcare Corp. Ltd.	451,748	2,097
Norway (0.6%):
Financials (0.6%):
SpareBank 1 SMN	387,253	3,237
Singapore (0.9%):
Financials (0.7%):
Mapletree Industrial Trust	2,149,421	2,495
Starhill Global REIT	2,468,700	1,613
		4,108
Telecommunication Services (0.2%):
M1 Ltd.	489,400	1,178
		5,286
Spain (2.4%):
Consumer Staples (0.3%):
Distribuidora Internacional de Alimentacion SA	213,359	1,633
Energy (0.4%):
Tecnicas Reunidas SA	39,345	2,025
Financials (0.8%):
Bankinter SA	332,075	2,462
Bolsas y Mercados Espanoles	54,996	2,221
		4,683
Materials (0.4%):
Acerinox SA	160,758	2,229

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Utilities (0.5%):
Red Electrica Corp. SA	39,296	$3,156
		13,726
Sweden (3.5%):
Consumer Discretionary (0.9%):
Bilia AB	166,586	2,966
Nobia AB	206,033	2,165
		5,131
Consumer Staples (0.6%):
Axfood AB	215,888	3,446
Financials (1.2%):
Fastighets AB Balder (b)	279,045	4,306
Wihlborgs Fastigheter AB	138,405	2,253
		6,559
Industrials (0.4%):
Indutrade AB	44,804	2,060
Materials (0.4%):
Boliden AB	140,667	2,563
		19,759
Switzerland (6.8%):
Financials (1.7%):
Helvetia Holding AG, Registered Shares	3,315	1,892
Julius Baer Group Ltd.	65,018	3,654
Swiss Life Holding AG	17,771	4,076
		9,622
Health Care (2.1%):
Actelion Ltd.	31,554	4,628
Lonza Group AG, Registered Shares	34,173	4,576
Straumann Holding AG	9,405	2,579
		11,783
Industrials (2.0%):
Adecco SA, Registered Shares	32,046	2,607
Flughafen Zuerich AG	4,625	3,574
Georg Fischer AG	4,715	3,240
Oc Oerlikon Corp. AG	159,716	1,955
		11,376
Information Technology (0.3%):
Logitech International SA	111,586	1,633
Materials (0.7%):
Clariant AG	95,465	1,955
Givaudan SA — Registered	1,234	2,139
		4,094
		38,508

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
United Kingdom (18.4%):
Consumer Discretionary (5.3%):
Barratt Developments PLC	977,636	$9,433
Cineworld UK Ltd.	272,001	1,971
Dixons Carphone PLC	582,950	4,150
Howden Joinery Group PLC	884,845	7,187
Inchcape PLC	255,260	3,248
Informa PLC	258,640	2,223
ITV PLC	481,218	1,988
		30,200
Consumer Staples (1.7%):
Britvic PLC	344,530	3,889
Greggs PLC	315,248	5,865
		9,754
Financials (3.9%):
Close Brothers Group PLC	125,912	3,026
Hansteen Holdings PLC	1,081,416	1,964
Jupiter Fund Management PLC	440,950	3,084
Man Group PLC	1,189,766	2,932
Novae Group PLC	179,416	2,002
Provident Financial PLC	61,166	2,811
The Paragon Group of Cos. PLC	599,209	3,895
The Unite Group PLC	290,094	2,603
		22,317
Health Care (0.5%):
Hikma Pharmaceuticals PLC	81,211	2,470
Industrials (3.9%):
Ashtead Group PLC	119,286	2,063
HellermannTyton Group PLC	302,593	1,636
Interserve PLC	332,967	3,451
Keller Group PLC	298,914	4,801
National Express Group PLC	587,143	2,838
Senior PLC	134,709	606
Tyman PLC	338,881	1,710
Ultra Electronics Holdings PLC	61,076	1,699
WS Atkins PLC	147,423	3,507
		22,311
Information Technology (1.2%):
Dialog Semiconductor PLC (b)	92,603	5,005
Laird PLC	337,944	1,951
		6,956

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Fair Value(a)
Materials (1.9%):
DS Smith PLC	403,413	$2,445
Mondi PLC	293,055	6,303
Synthomer PLC	338,741	1,658
		10,406
		104,414
Total Common Stocks (Cost $463,125)		555,745
Exchange Traded Funds (1.5%)
United States (1.5%):
iShares MSCI EAFE ETF	131,802	8,368
Total Exchange Traded Funds (Cost $8,737)		8,368
Cash Equivalents (1.0%)
United States (1.0%):
Citibank Money Market Deposit Account, 0.02% (d)	$5,885	5,885
Total Cash Equivalents (Cost $5,885)		5,885
Total Investments (Cost $477,747) — 100.3%		569,998
Liabilities in excess of other assets — (0.3)%		(1,802)
NET ASSETS — 100.00%		$568,196

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Canada and Cayman Islands were fair valued at June 30, 2015.

(b)  Non-income producing security.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At June 30, 2015, illiquid securities were 0.17% of the Fund's net assets.

(d)  Rate periodically changes. Rate disclosed is the daily yield on June 30, 2015.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Liability Co.

REIT — Real Estate Investment Trust

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Trivalent International Small-Cap Fund invested in the following industries as of June 30, 2015:
	Value	% of Net Assets
	$78,032	13.6%
Machinery	25,749	4.4%
Auto Components	25,015	4.3%
Electronic Equipment, Instruments & Components	23,167	4.1%
Household Durables	22,814	4.0%
Capital Markets	21,689	3.8%
Real Estate Management & Development	18,582	3.3%
Real Estate Investment Trusts (REITs)	17,419	3.1%
Media	16,927	3.0%
Banks	16,699	2.9%
Food & Staples Retailing	16,467	2.9%
Specialty Retail	15,344	2.7%
Semiconductors & Semiconductor Equipment	13,651	2.4%
Electrical Equipment	13,573	2.4%
Metals & Mining	13,452	2.4%
Hotels, Restaurants & Leisure	12,653	2.2%
Pharmaceuticals	11,982	2.1%
Health Care Providers & Services	11,437	2.0%
Professional Services	11,381	2.0%
Insurance	11,268	2.0%
Construction & Engineering	10,580	1.9%
Chemicals	9,487	1.7%
Paper & Forest Products	9,094	1.6%
Oil, Gas & Consumable Fuels	8,932	1.6%
Road & Rail	8,498	1.5%
IT Services	7,741	1.4%
Health Care Equipment & Supplies	7,196	1.3%
Construction Materials	6,447	1.1%
Thrifts & Mortgage Finance	5,824	1.0%
Diversified Financial Services	5,664	1.0%
Biotechnology	4,628	0.8%
Life Sciences Tools & Services	4,576	0.8%
Building Products	4,328	0.8%
Wireless Telecommunication Services	4,257	0.7%
Trading Companies & Distributors	4,123	0.7%
Beverages	3,889	0.7%
Transportation	3,574	0.6%
Household Products	3,432	0.6%
Airlines	3,347	0.6%
Distributors	3,248	0.6%
Software	3,194	0.6%
Energy Equipment & Services	3,185	0.6%
Industrial Conglomerates	3,169	0.6%
Electric Utilities	3,156	0.6%
Consumer Finance	2,811	0.5%
Diversified Telecommunication Services	2,708	0.5%

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Trivalent International Small-Cap Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

	Value	% of Net Assets
Communications Equipment	$2,493	0.4%
Containers & Packaging	2,445	0.4%
Internet Software & Services	2,239	0.4%
Air Freight & Logistics	2,183	0.4%
Oil & Gas Equipment & Services	2,025	0.4%
Textiles, Apparel & Luxury Goods	1,939	0.3%
Materials	1,759	0.3%
Technology Hardware, Storage & Peripherals	1,634	0.3%
Industrials	1,593	0.3%
Telecommunications	1,485	0.3%
Water Utilities	955	0.2%
Aerospace & Defense	606	0.1%
Other**	12,451	2.2%
Total	$568,196	100.0%

**  Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Munder Total Return Bond Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount		Value
Asset Backed Securities (7.7%)
AmeriCredit Automobile Receivables Trust , Series 2011-4, Class D, 4.08%, 9/8/17 (a) (b)	$1,100		$1,120
AmeriCredit Automobile Receivables Trust , Series 2013-4, Class C, 2.72%, 9/9/19 (a)	385		393
Contimortgage Home Equity Loan Trust , Series 1997-2, Class A9, 7.09%, 4/15/28 (a)	—	(c)	—	(c)
Ford Credit Auto Owner Trust , Sereis 2012-A, Class D, 2.94%, 7/15/18 (a)	700		713
Ford Credit Auto Owner Trust , Series 2012-D, Class C, 1.23%, 8/15/18 (a)	700		701
Ford Credit Auto Lease Trust , Series 2013-A, Class C, 1.28%, 6/15/16 (a) (b)	900		901
Great America Leasing Receivables , Series 2014-1, Class B, 1.86%, 8/15/20 (a) (b) (d)	1,000		1,002
Huntington Auto Trust , Series 2012-1, Class D, 2.85%, 12/17/18 (a)	625		631
Huntington Auto Trust , Series 2012-2, Class C, 1.37%, 5/15/18 (a)	450		453
Hyundai Auto Receivables Trust , Series 2013-C, Classs C, 2.48%, 3/15/19 (a)	350		359
Park Place Securities, Inc. , Series 2005-WCH1, Class M2, 0.97%, 1/25/36 (a) (e)	63		63
Prestige Auto Receivables Trust , Series 2014-1A, Class A3, 1.52%, 4/15/20 (a) (b) (d)	1,000		1,002
Residential Asset Mortgage Products, Inc. , Series 2006-RZ4, Class A2, 0.37%, 10/25/36 (a) (e)	266		262
Residential Asset Securities Corp. , Series 2003-KS10, Class AI4, 4.47%, 3/25/32 (a) (e)	135		136
Santander Drive Auto Receivables Trust , Series 2011-1, Class D, 4.01%, 2/15/17 (a) (b)	906		909
Total Asset Backed Securities (Cost $8,552)			8,645
Collateralized Mortgage Obligations (5.3%)
Commercial Mortgage Trust , Series 2012-LC4, Class B, 4.93%, 12/10/44 (a) (e)	330		366
Commercial Mortgage Trust , Series 2012-CR5, Class A2, 1.68%, 12/10/45 (a)	380		381
Countrywide Alternative Loan Trust , Series 2005-3CB, Class 1A10, 5.25%, 3/25/35 (a)	185		185
Countrywide Alternative Loan Trust , Series 2003-20CB, Class 1A2, 5.50%, 10/25/33 (a)	90		91
Citigroup Commercial Mortgage Trust , Series 2012-GC8, Class A2, 1.81%, 9/10/45 (a)	775		781
Commercial Mortgage Trust , Series 2013-LC6, Class B, 3.74%, 1/10/46 (a)	320		326
Credit Suisse Commercial Mortgage Trust , Series 2006-C5, Class AM, 5.34%, 12/15/39 (a)	560		588
Federal National Mortgage Assoc. , Series 1990-5, Class J, 8.20%, 1/25/20 (a)	51		56
GSR Mortgage Loan Trust , Series 2004-15F, Class 2A1, 6.00%, 12/25/34 (a)	242		250
GM Financial Automobile Leasing Trust , Series 2014-2A, Class C, 2.43%, 3/20/18 (a) (b) (d)	1,000		998
MASTR Alternative Loans Trust , Series 2004-10, Class 3A1, 5.00%, 9/25/19 (a)	139		142
Residential Funding Mortgage Securities I, Inc. , Series 2006-S1, Class 1A5, 5.25%, 1/25/36 (a) (f)	176		163
Terwin Mortgage Trust , Series 2007-2ALT, Class A1B, 0.30%, 4/25/38 (a) (d) (e)	175		175

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Total Return Bond Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
WF-RBS Commercial Mortgage Trust , Series 2012-C10, Class B, 3.74%, 12/15/45 (a)	$585	$598
WF-RBS Commercial Mortgage Trust , Series 2014-C21, Class A2, 2.92%, 8/15/47 (a) (b)	860	888
Total Collateralized Mortgage Obligations (Cost $5,933)		5,988
Corporate Bonds (55.6%)
Consumer Discretionary (4.9%):
21st Century Fox America, 7.85%, 3/1/39	405	557
Bed Bath & Beyond, Inc., 5.17%, 8/1/44 , Callable 2/1/44 @ 100	325	323
Dana Holding Corp., 5.50%, 12/15/24 , Callable 12/15/19 @ 102.75	545	535
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.95%, 1/15/25 , Callable 10/15/24 @ 100 (b)	835	819
Dollar General Corp., 3.25%, 4/15/23 , Callable 1/15/23 @ 100	317	302
Gap, Inc. (The), 5.95%, 4/12/21 , Callable 1/12/21 @ 100 (b)	920	1,039
Hasbro, Inc., 6.35%, 3/15/40	235	265
LKQ Corp., 4.75%, 5/15/23 , Callable 5/15/18 @ 102.38	440	420
O'Reilly Automotive, Inc., 4.63%, 9/15/21 , Callable 6/15/21 @ 100 (b)	275	302
Scripps Networks Interactive, Inc., 3.90%, 11/15/24 , Callable 8/15/24 @ 100	580	570
Yum! Brands, Inc., 6.88%, 11/15/37	270	313
		5,445
Consumer Staples (2.8%):
Anheuser-Busch Cos. LLC, 5.95%, 1/15/33	215	252
Church & Dwight Co., Inc., 2.88%, 10/1/22 (b)	780	762
Mead Johnson Nutrition Co. 4.90%, 11/1/19 (b)	880	955
4.60%, 6/1/44, Callable 12/1/43 @ 100	295	281
Reynolds American, Inc. 3.25%, 6/12/20	360	365
6.15%, 9/15/43	175	188
Vector Group Ltd., 7.75%, 2/15/21 , Callable 2/15/16 @ 105.81	405	433
		3,236
Energy (8.2%):
Approach Resources, Inc., 7.00%, 6/15/21 , Callable 6/15/16 @ 105.25	415	374
Atwood Oceanics, Inc., 6.50%, 2/1/20 , Callable 2/1/16 @ 103.25 (b)	530	511
Cameron International Corp., 6.38%, 7/15/18 (b)	638	710
Diamond Offshore Drilling, Inc., 4.88%, 11/1/43 , Callable 5/1/43 @ 100	380	301
Ecopetrol SA, 4.13%, 1/16/25	680	628
Equities Corp. 6.50%, 4/1/18 (b)	649	711
4.88%, 11/15/21	300	316
FMC Technologies, Inc. 2.00%, 10/1/17 (b)	690	689
3.45%, 10/1/22, Callable 7/1/22 @ 100	380	366
Halliburton Co., 7.45%, 9/15/39	170	230
Husky Energy, Inc., 3.95%, 4/15/22 , Callable 1/15/22 @ 100	225	226
Noble Energy, Inc., 3.90%, 11/15/24 , Callable 8/15/24 @ 100	460	454
Oceaneering International, Inc., 4.65%, 11/15/24 , Callable 8/15/24 @ 100	540	540

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Total Return Bond Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Petro-Canada, 5.95%, 5/15/35	$155	$178
Rosetta Resources, Inc., 5.63%, 5/1/21 , Callable 5/1/17 @ 102.81	520	553
TC Pipelines, LP, 4.65%, 6/15/21 , Callable 3/15/21 @ 100 (b)	790	821
Valero Energy Corp., 10.50%, 3/15/39	435	678
Western Gas Partners, LP, 3.95%, 6/1/25 , Callable 3/1/25 @ 100	500	481
Western Refining, Inc., 6.25%, 4/1/21 , Callable 4/1/17 @ 103.13	385	388
		9,155
Financials (17.3%):
Alleghany Corp., 4.95%, 6/27/22 (b)	640	690
AmeriGas Partners LP/AmeriGas Finance Corp., 6.50%, 5/20/21 , Callable 5/20/16 @ 103.25	318	331
Aspen Insurance Holding Ltd., 4.65%, 11/15/23	760	777
Axis Specialty Finance LLC, 5.88%, 6/1/20 (b)	1,360	1,539
Bank of America Corp. 3.88%, 3/22/17 (b)	1,150	1,197
4.00%, 4/1/24, MTN	350	356
Bank of Nova Scotia, 1.70%, 6/11/18 , Callable 5/11/18 @ 100	775	775
Bear Stearns Co., Inc., 7.25%, 2/1/18 (b)	1,105	1,252
Capital One Financial Corp. 2.45%, 4/24/19, Callable 3/24/19 @ 100 325 325 4.75%, 7/15/21 (b)	650	710
Citigroup, Inc., 2.40%, 2/18/20 (b)	820	810
Corp. Andina de Fomento, 4.38%, 6/15/22 (b)	844	913
Essex Portfolio, LP, 3.50%, 4/1/25 , Callable 1/1/25 @ 100	380	368
General Electric Capital Corp., 6.75%, 3/15/32	230	299
Goldman Sachs Group, Inc. 2.38%, 1/22/18 555 563 6.15%, 4/1/18 (b)	725	806
3.50%, 1/23/25, Callable 10/23/24 @ 100	275	267
Health Care REIT, Inc. 4.70%, 9/15/17	300	319
5.25%, 1/15/22, Callable 10/15/21 @ 100	330	361
Huntington Bancshares, Inc., 7.00%, 12/15/20	415	494
Key Bank NA, 2.50%, 12/15/19 (b)	1,000	1,004
Kilroy Realty Corp., 4.80%, 7/15/18 , Callable 5/15/18 @ 100 (b)	1,250	1,334
Lincoln National Corp., 6.05%, 4/20/17 , Callable 4/20/17 @ 100	425	385
MetLife, Inc., 6.82%, 8/15/18	200	230
Morgan Stanley 2.50%, 1/24/19 (b)	930	939
2.65%, 1/27/20	630	629
PNC Funding Corp., 5.63%, 2/1/17	500	531
StanCorp Financial Group, Inc., 6.90%, 6/1/67 , Callable 6/1/17 @ 100 (e)	750	698
Torchmark Corp., 9.25%, 6/15/19	410	510
Wachovia Corp., 5.50%, 8/1/35	140	153
		19,565
Health Care (3.8%):
Agilent Technologies, Inc. 6.50%, 11/1/17	76	84
3.88%, 7/15/23, Callable 4/15/23 @ 100 (b)	730	732

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Total Return Bond Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Amgen, Inc., 6.90%, 6/1/38	$250	$313
Becton Dickinson & Co., 1.45%, 5/15/17 (b)	750	749
Celgene Corp., 3.63%, 5/15/24 , Callable 2/15/24 @ 100	575	574
UnitedHealth Group, Inc., 5.80%, 3/15/36	320	372
Valeant Pharmaceuticals International, Inc., 5.88%, 5/15/23 , Callable 5/15/18 @ 102.94 (d)	500	513
Zimmer Holdings, Inc., 2.70%, 4/1/20 , Callable 3/1/20 @ 100 (b)	1,000	994
		4,331
Industrials (5.9%):
Acuity Brands Lighting, Inc., 6.00%, 12/15/19	610	670
Alliant Techsystems, Inc., 5.25%, 10/1/21 , Callable 10/1/16 @ 103.94 (d)	400	408
Clean Harbors, Inc., 5.13%, 6/1/21 , Callable 12/1/16 @ 102.56	405	401
Embraer Netherlands Finance BV, 5.05%, 6/15/25	500	499
FedEx Corp., 4.90%, 1/15/34	275	285
Flowserve Corp., 3.50%, 9/15/22 , Callable 6/15/22 @ 100	555	552
Masco Corp., 4.45%, 4/1/25 , Callable 1/1/25 @ 100	450	451
Oshkosh Corp., 5.38%, 3/1/25 , Callable 3/1/20 @ 102.69	100	100
Rockwell Automation, Inc., 6.25%, 12/1/37	155	196
Roper Technologies, Inc., 6.25%, 9/1/19 (b)	695	791
Seagate HDD Cayman, 5.75%, 12/1/34 , Callable 6/1/34 @ 100 (b) (d)	1,000	985
Tyco Electronics Group SA, 2.38%, 12/17/18 , Callable 11/17/18 @ 100	245	248
Valmont Industries, Inc., 5.00%, 10/1/44 , Callable 4/1/44 @ 100	370	335
Verisk Analytics, Inc., 5.80%, 5/1/21	515	579
		6,500
Information Technology (2.8%):
Equinix, Inc. 4.88%, 4/1/20, Callable 4/1/17 @ 102.44	295	298
5.38%, 4/1/23, Callable 4/1/18 @ 103	250	250
Maxim Integrated Product, Inc., 2.50%, 11/15/18 (b)	850	857
NetApp, Inc., 3.38%, 6/15/21 , Callable 4/15/21 @ 100 (b)	715	705
Oracle Corp., 4.30%, 7/8/34 , Callable 1/8/34 @ 100	334	329
Total System Services, Inc., 3.75%, 6/1/23 , Callable 3/1/23 @ 100	645	634
		3,073
Materials (4.6%):
ACF Industries, Inc., 3.45%, 6/1/23	415	402
Carpenter Technology Corp., 4.45%, 3/1/23 , Callable 12/1/22 @ 100 (b)	650	647
CF Industries Holdings, Inc., 6.88%, 5/1/18	515	580
Louisiana-Pacific Corp., 7.50%, 6/1/20 , Callable 6/1/16 @ 103.75	525	559
Methanex Corp., 3.25%, 12/15/19 (b)	930	935
Mosaic Co., 5.45%, 11/15/33 , Callable 5/15/33 @ 100	185	197
NewMarket Corp., 4.10%, 12/15/22 (b)	724	731
Reliance Steel & Aluminum Co., 4.50%, 4/15/23 , Callable 1/15/23 @ 100	535	526
Southern Copper Corp., 5.25%, 11/8/42	300	260
Westlake Chemical Corp., 3.60%, 7/15/22 , Callable 4/15/22 @ 100	589	584
		5,421

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Total Return Bond Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Telecommunication Services (1.9%):
AT&T, Inc., 6.15%, 9/15/34	$275	$303
CenturyLink, Inc., 5.63%, 4/1/20	100	100
Frontier Communications Corp., 8.50%, 4/15/20	550	575
Verizon Communications, Inc. 5.15%, 9/15/23	565	619
6.40%, 9/15/33	480	550
		2,147
Utilities (3.4%):
Consolidated Edison Co. of New York, Inc., 6.30%, 8/15/37	205	256
Dominion Resources, Inc., 7.50%, 6/30/66 , Callable 6/30/16 @ 100 (e)	640	605
Empresa Nacional de Electricidad SA, 4.25%, 4/15/24 , Callable 1/15/24 @ 100	500	506
Exelon Generation Co. LLC, 6.25%, 10/1/39	250	276
Georgia Power Co., 4.30%, 3/15/43	305	291
National Fuel Gas Co., 3.75%, 3/1/23 , Callable 12/1/22 @ 100 (b)	685	635
PSEG Power LLC, 4.30%, 11/15/23 , Callable 8/15/23 @ 100	650	671
Public Service Electric & Gas Co., 3.95%, 5/1/42, MTN, Callable 11/1/41 @ 100	320	304
TransAlta Corp., 4.50%, 11/15/22 , Callable 8/15/22 @ 100	365	362
		3,906
Total Corporate Bonds (Cost $62,592)		62,779
Municipal Bonds (1.4%)
New York (0.7%):
New York Build America Bonds, GO, 5.68%, 10/1/34, Callable 10/1/19 @ 100 (b)	695	750
Pennsylvania (0.7%):
Pennsylvania State Build America Bonds, GO, Series B, 5.35%, 5/1/30, Callable 5/1/20 @ 100	735	810
Total Municipal Bonds (Cost $1,403)		1,560
U.S. Government Mortgage Backed Agencies (29.9%)
Federal Home Loan Mortgage Corp. 8.50%, 2/1/20	12	13
9.00%, 10/1/20 – 4/1/25	37	43
7.50%, 8/1/29	18	21
Federal National Mortgage Assoc. 7.50%, 8/1/18	12	12
3.00%, 7/25/45 (g)	2,500	2,491
3.50%, 7/25/45 (g)	6,500	6,699
4.00%, 7/25/45 (g)	7,000	7,415
4.50%, 7/25/45 (g)	6,250	6,757
5.00%, 7/25/45 (g)	5,750	6,352
Government National Mortgage Assoc. 4.00%, 7/15/45 (g)	3,750	3,990
		33,793
Total U.S. Government Mortgage Backed Agencies (Cost $33,976)		33,793

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Total Return Bond Fund  June 30, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
U.S. Treasury Obligations (4.1%)
U.S. Treasury Bonds, 2.88%, 5/15/43	$4,798	$4,572
Total U.S. Treasury Obligations (Cost $4,794)		4,572
Exchange-Traded Funds (7.2%)
iShares IBoxx $ High Yield Corporate ETF	92,066	8,175
Total Exchange-Traded Funds (Cost $8,439)		8,175
Investment Companies (18.4%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (a)	20,786,651	20,787
Total Investment Companies (Cost $20,787)		20,787
Total Investments (Cost $146,476) — 129.6%		146,299
Liabilities in excess of other assets — (29.6)%		(33,441)
NET ASSETS — 100.00%		$112,858

(a)  Rate disclosed is the daily yield on June 30, 2015.

(b)  All or a portion of this security has been segregated as collateral for futures contracts and/or securities purchased on a when-issued basis.

(c)  Amount is less than $1.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e)  Variable or Floating-Rate Security. Rate disclosed is as of June 30, 2015.

(f)  Security in default.

(g)  Security purchased on a when-issued basis to be announced or delayed delivery basis and may be settled after the customary settlement period (see Notes to Financial Statements, Note 2).

ETF — Exchange-Traded Fund

GO — General Obligation

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

REIT — Real Estate Investment Trust
See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Munder Total Return Bond Fund  June 30, 2015

Futures Contracts Purchased
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation/ (Depreciation)
2-Year U.S. Treasury Note	10	9/30/15	$2,189,375	$2,297
				$2,297

Futures Contracts Sold
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation/ (Depreciation)
10-Year U.S. Treasury Note	47	9/18/15	$5,930,078	$(22,368)
5-Year U.S. Treasury Note	45	9/30/15	5,366,602	(29,435)
				$(51,803)

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  June 30, 2015

(Amounts in Thousands, Except Per Share Amounts)

	Integrity Micro-Cap Equity Fund	Integrity Mid-Cap Value Fund	Integrity Small-Cap Value Fund
ASSETS:
Investments, at value (Cost $86,584, $13,551 and $1,252,407)	$113,658	$15,079	$1,430,430
Interest and dividends receivable	74	16	1,403
Receivable for capital shares issued	83	23	3,072
Receivable for investments sold	6,516	250	13,972
Receivable from adviser	1	7	27
Prepaid expenses	11	17	41
Total Assets	120,343	15,392	1,448,945
LIABILITIES:
Payable for investments purchased	4,625	436	9,913
Payable for capital shares redeemed	407	6	1,069
Accrued expenses and other payables:
Investment advisory fees	95	9	1,028
Administration fees	9	1	112
Custodian fees	—	—	21
Transfer agent fees	22	—	214
Chief Compliance Officer fees	— (a)	— (a)	1
Trustees' fees	53	5	35
12b-1 fees	28	2	79
Other accrued expenses	45	30	158
Total Liabilities	5,284	489	12,630
NET ASSETS:
Capital	81,414	13,319	1,237,195
Accumulated undistributed net investment income	(665)	(15)	(524)
Accumulated net realized gains from investments	7,236	71	21,621
Net unrealized appreciation on investments	27,074	1,528	178,023
Net Assets	$115,059	$14,903	$1,436,315
Net Assets
Class A Shares	$60,621	$10,396	$246,351
Class C Shares	16,989	—	28,090
Class R Shares	1,232	—	11,850
Class R6 Shares	—	—	423,831
Class Y Shares	36,217	4,507	726,193
Total	$115,059	$14,903	$1,436,315
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,590	669	7,358
Class C Shares	551	—	922
Class R Shares	33	—	360
Class R6 Shares	—	—	12,352
Class Y Shares	894	288	21,266
Total	3,068	957	42,258
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$38.13	$15.54	$33.48
Class C Shares (c)	$30.85	—	$30.45
Class R Shares	$37.21	—	$33.00
Class R6 Shares	—	—	$34.31
ITClass Y Shares	$40.52	$15.65	$34.15
Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$40.46	$16.49	$35.52

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  June 30, 2015

(Amounts in Thousands, Except Per Share Amounts)

	Integrity Small/Mid-Cap Value Fund	Munder Growth Opportunities Fund		Munder Index 500 Fund
ASSETS:
Non-affiliated investments, at value (Cost $20,585, $439,171 and $84,494)	$22,560	$486,830		$261,340
Affiliated investments, at value (Cost $—, $— and $62)	—	—		129
Interest and dividends receivable	24	345		294
Receivable for capital shares issued	18	16		108
Receivable for investments sold	815	254		42
Variation margin receivable on open futures contracts	—	—		20
Reclaims receivable	—	—		—	(a)
Receivable from adviser	11	2		—
Prepaid expenses	26	13		9
Total Assets	23,454	487,460		261,942
LIABILITIES:
Payable for investments purchased	480	—		106
Payable for capital shares redeemed	—	253		1,324
Accrued expenses and other payables:
Investment advisory fees	15	305		43
Administration fees	2	38		21
Custodian fees	—	2		23
Transfer agent fees	6	69		24
Chief Compliance Officer fees	— (a)	—	(a)	—	(a)
Trustees' fees	5	270		52
12b-1 fees	— (a)	148		32
Other accrued expenses	23	156		35
Total Liabilities	531	1,241		1,660
NET ASSETS:
Capital	21,058	367,114		66,562
Accumulated undistributed (distributions in excess of) net investment income	(21)	200		40
Accumulated net realized gains (losses) from investments	(89)	71,246		16,896
Net unrealized appreciation on investments	1,975	47,659		176,784
Net Assets	$22,923	$486,219		$260,282
Net Assets
Class A Shares	$516	$378,192		$205,737
Class C Shares	—	81,474		—
Class R Shares	—	1,144		14,423
Class R6 Shares	3,586	—		—
Class Y Shares	18,821	25,409		40,122
Total	$22,923	$486,219		$260,282
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	37	8,422		9,253
Class C Shares	—	2,074		—
Class R Shares	—	26		649
Class R6 Shares	253	—		—
Class Y Shares	1,329	539		1,796
Total	1,619	11,061		11,698
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$14.08	$44.91		$22.24
Class C Shares (c)	—	$39.29		—
Class R Shares	—	$43.57		$22.23
Class R6 Shares	$14.17	—		—
Class Y Shares	$14.16	$47.10		$22.33
Maximum Sales Charge — Class A Shares	5.75%	5.75%		2.50%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$14.94	$47.65		$22.81

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  June 30, 2015

(Amounts in Thousands, Except Per Share Amounts)

	Munder Mid-Cap Core Growth Fund	Munder Small-Cap Growth Fund		Trivalent Emerging Markets Small-Cap Fund
ASSETS:
Investments, at value (Cost $4,004,565, $4,254 and $3,964)	$6,344,908	$4,441		$4,373
Foreign currency, at value (Cost $—, $— and $76)	—	—		76
Interest and dividends receivable	2,799	4		13
Receivable for capital shares issued	10,251	—	(a)	6
Receivable for investments sold	35,951	97		9
Receivable from adviser	4	—		10
Prepaid expenses	93	9		—	(a)
Total Assets	6,394,006	4,551		4,487
LIABILITIES:
Payable for investments purchased	37,402	97		36
Foreign taxes accrued	—	—		1
Payable for capital shares redeemed	10,330	—		168
Accrued expenses and other payables:
Investment advisory fees	3,953	3		4
Administration fees	499	—	(a)	—	(a)
Custodian fees	88	1		—
Transfer agent fees	1,493	—	(a)	1
Chief Compliance Officer fees	6	—	(a)	—
Trustees' fees	72	—	(a)	5
12b-1 fees	504	—	(a)	—	(a)
Other accrued expenses	843	—	(a)	34
Total Liabilities	55,190	101		249
NET ASSETS:
Capital	3,549,532	4,270		3,883
Accumulated undistributed (distributions in excess of) net investment income	(3,476)	—		15
Accumulated net realized gains (losses) from investments	452,417	(7)		(69)
Net unrealized appreciation on investments	2,340,343	187		409
Net Assets	$6,338,816	$4,450		$4,238
Net Assets
Class A Shares	$1,266,891	$52		$361
Class C Shares	253,359	—		—
Class I Shares	—	4,346		—
Class R Shares	56,807	—		—
Class R6 Shares	735,002	—		—
Class Y Shares	4,026,757	52		3,877
Total	$6,338,816	$4,450		$4,238
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	29,250	5		31
Class C Shares	6,579	—		—
Class I Shares	—	415		—
Class R Shares	1,346	—		—
Class R6 Shares	16,293	—		—
Class Y Shares	89,775	5		337
Total	143,243	425		368
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$43.31	$10.47		$11.48
Class C Shares (c)	$38.51	—		—
Class I Shares	—	$10.48		—
Class R Shares	$42.22	—		—
Class R6 Shares	$45.11	—		—
Class Y Shares	$44.85	$10.48		$11.51
Maximum Sales Charge — Class A Shares	5.75%	5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$45.95	$11.11		$12.18

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  June 30, 2015

(Amounts in Thousands, Except Per Share Amounts)

	Trivalent International Fund-Core Equity	Trivalent International Small-Cap Fund		Munder Total Return Bond Fund
ASSETS:
Investments, at value (Cost $25,369, $477,747 and $146,476)	$28,886	$569,998		$146,299
Foreign currency, at value (Cost $150, $488 and $—)	150	488		—
Deposits with brokers for futures contracts	—	—		515
Interest and dividends receivable	78	668		708
Receivable for capital shares issued	12	880		11
Receivable for investments sold	—	10,268		—
Reclaims receivable	29	282		—
Receivable from adviser	28	231		32
Prepaid expenses	28	140		24
Total Assets	29,211	582,955		147,589
LIABILITIES:
Payable for investments purchased	—	12,377		34,009
Payable for capital shares redeemed	993	1,800		536
Accrued expenses and other payables:
Investment advisory fees	19	434		37
Administration fees	2	43		9
Transfer agent fees	2	48		— (a)
Chief Compliance Officer fees	— (a)	—	(a)	— (a)
Trustees' fees	81	4		90
12b-1 fees	2	17		7
Other accrued expenses	78	36		43
Total Liabilities	1,177	14,759		34,731
NET ASSETS:
Capital	59,224	470,144		116,387
Accumulated undistributed (distributions in excess of) net investment income	70	1,275		1,281
Accumulated net realized gains (losses) from investments	(34,775)	4,545		(4,582)
Net unrealized appreciation/depreciation on investments	3,515	92,232		(228)
Net Assets	$28,034	$568,196		$112,858
Net Assets
Class A Shares	$5,885	$68,475		$18,529
Class C Shares	1,283	4,472		3,601
Class I Shares	246	316,834		—
Class R6 Shares	1,743	5,654		1,418
Class Y Shares	18,877	172,761		89,310
Total	$28,034	$568,196		$112,858
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	840	5,773		1,893
Class C Shares	184	385		365
Class I Shares	35	26,556		—
Class R6 Shares	248	472		144
Class Y Shares	2,695	14,532		9,106
Total	4,002	47,718		11,508
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$7.01	$11.86		$9.79
Class C Shares (c)	$6.96	$11.62		$9.86
Class I Shares	$7.03	$11.93		—
Class R6 Shares	$7.03	$11.99		$9.81
Class Y Shares	$7.00	$11.89		$9.81
Maximum Sales Charge — Class A Shares	5.75%	5.75%		2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$7.44	$12.58		$9.99

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended June 30, 2015

(Amounts in Thousands)

	Integrity Micro-Cap Equity Fund		Integrity Mid-Cap Value Fund		Integrity Small-Cap Value Fund
Investment Income:
Dividend income	$1,175		$158		$16,756
Foreign tax withholding	—		—	(a)	(47)
Total Income	1,175		158		16,709
Expenses:
Investment advisory fees	1,125		87		10,184
Administration fees	127		29		1,091
12b-1 fees — Class A Shares	175		18		503
12b-1 fees — Class B Shares	—	(a)	—		1
12b-1 fees — Class C Shares	164		—		259
12b-1 fees — Class K Shares	—	(a)	—		2
12b-1 fees — Class R Shares	5		—		44
Custodian fees	29		14		123
Transfer agent fees	21		2		236
Transfer agent fees — Class A Shares	127		18		488
Transfer agent fees — Class B Shares	—	(a)	—		— (a)
Transfer agent fees — Class C Shares	32		—		44
Transfer agent fees — Class K Shares	—	(a)	—		2
Transfer agent fees — Class R Shares	2		—		32
Transfer agent fees — Class R6 Shares	—		—		40
Transfer agent fees — Class Y Shares	45		7		1,012
Trustees' fees	9		6		86
Chief Compliance Officer fees	1		—	(a)	8
Legal and audit fees	20		10		143
State registration and filing fees	64		16		115
Printing fees	34		16		104
Other expenses	10		7		53
Recoupment of prior expenses waived/reimbursed by Adviser	—		—		64
Total Expenses	1,990		230		14,634
Expenses waived/reimbursed by Adviser	(7)		(65)		(98)
Net Expenses	1,983		165		14,536
Net Investment Income	(808)		(7)		2,173
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment securities transactions	9,867		175		43,761
Net change in unrealized appreciation/depreciation on investments	2,378		70		(15,551)
Net realized/unrealized gains on investments	12,245		245		28,210
Change in net assets resulting from operations	$11,437		$238		$30,383

(a)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended June 30, 2015

(Amounts in Thousands)

	Integrity Small/Mid-Cap Value Fund	Munder Growth Opportunities Fund	Munder Index 500 Fund
Investment Income:
Dividend income from non-affiliated investments	$173	$5,949	$5,492
Dividend income from affiliated investments	—	—	3
Foreign tax withholding	(1)	(16)	(1)
Total Income	172	5,933	5,494
Expenses:
Investment advisory fees	128	3,696	528
Administration fees	31	495	289
12b-1 fees — Class A Shares	1	962	320
12b-1 fees — Class B Shares	—	5	1
12b-1 fees — Class C Shares	—	815	—
12b-1 fees — Class K Shares	—	—	8
12b-1 fees — Class R Shares	—	5	76
Custodian fees	17	57	68
Transfer agent fees	4	668	132
Transfer agent fees — Class A Shares	— (a)	634	115
Transfer agent fees — Class C Shares	—	185	—
Transfer agent fees — Class R Shares	—	2	12
Transfer agent fees — Class R6 Shares	— (a)	—	—
Transfer agent fees — Class Y Shares	18	24	8
Trustees' fees	6	31	20
Chief Compliance Officer fees	— (a)	3	2
Legal and audit fees	11	62	41
State registration and filing fees	20	51	54
Other expenses	19	227	77
Total Expenses	255	7,922	1,751
Expenses waived/reimbursed by Adviser	(76)	(3)	—
Net Expenses	179	7,919	1,751
Net Investment Income (Loss)	(7)	(1,986)	3,743
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from non-affiliated investment securities transactions	32	89,048	23,372
Net realized gains from affiliated investment securities transactions	—	—	6
Net realized gains from futures transactions	—	—	520
Net change in unrealized appreciation/depreciation on non-affiliated investments	(129)	(32,002)	(9,539)
Net change in unrealized appreciation/depreciation on futures transactions	—	—	68
Net change in unrealized appreciation/depreciation on affiliated investments	—	—	(3)
Net realized/unrealized gains/losses on investments	(97)	57,046	14,424
Change in net assets resulting from operations	$(104)	$55,060	$18,167

(a)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended June 30, 2015

(Amounts in Thousands)

	Munder Mid-Cap Core Growth Fund	Munder Small-Cap Growth Fund(a)		Trivalent Emerging Markets Small-Cap Fund
Investment Income:
Dividend income	$66,833	$6		$95
Foreign tax withholding	—	—	(b)	(8)
Total Income	66,833	6		87
Expenses:
Investment advisory fees	47,246	6		39
Administration fees	5,082	1		24
12b-1 fees — Class A Shares	3,289	—	(b)	1
12b-1 fees — Class B Shares	6	—		—
12b-1 fees — Class C Shares	2,504	—		—
12b-1 fees — Class K Shares	9	—		—
12b-1 fees — Class R Shares	302	—		—
Custodian fees	571	1		60
Transfer agent fees	1,188	—	(b)	1
Transfer agent fees — Class A Shares	2,569	—	(b)	— (b)
Transfer agent fees — Class B Shares	1	—		—
Transfer agent fees — Class C Shares	306	—		—
Transfer agent fees — Class I Shares	—	—	(b)	—
Transfer agent fees — Class K Shares	8	—		—
Transfer agent fees — Class R Shares	161	—		—
Transfer agent fees — Class R6 Shares	54	—		—
Transfer agent fees — Class Y Shares	7,555	—	(b)	3
Trustees' fees	470	—	(b)	5
Chief Compliance Officer fees	43	—	(b)	—
Legal and audit fees	718	—	(b)	12
State registration and filing fees	172	2		7
Printing fees	594	—	(b)	13
Accounting fees	7	—	(b)	13
Other expenses	287	—	(b)	3
Total Expenses	73,142	10		181
Expenses waived/reimbursed by Adviser	(663)	(2)		(128)
Net Expenses	72,479	8		53
Net Investment Income (Loss)	(5,646)	(2)		34
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains/(losses) from investment securities transactions	687,045	(7)		5
Net realized losses from foreign currency translations	—	—		(7)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(62,791)	187		63
Net realized/unrealized gains on investments and foreign currency translations	624,254	180		61
Change in net assets resulting from operations	$618,608	$178		$95

(a)  Fund commenced operations on May 1, 2015.

(b)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended June 30, 2015

(Amounts in Thousands)

	Trivalent International Fund-Core Equity	Trivalent International Small-Cap Fund	Munder Total Return Bond Fund
Investment Income:
Interest income	$—	$—	$3,509
Dividend income	877	10,502	374
Foreign tax withholding	(98)	(1,112)	—
Mortgage dollar roll income	—	—	395
Total Income	779	9,390	4,278
Expenses:
Investment advisory fees	221	4,029	401
Administration fees	42	429	112
12b-1 fees — Class A Shares	15	89	54
12b-1 fees — Class B Shares	—	—	— (a)
12b-1 fees — Class C Shares	13	28	40
12b-1 fees — Class K Shares	—	—	6
Custodian fees	70	167	35
Transfer agent fees	5	82	51
Transfer agent fees — Class A Shares	6	90	20
Transfer agent fees — Class C Shares	3	1	4
Transfer agent fees — Class I Shares	—	29	—
Transfer agent fees — Class R6 Shares	— (a)	1	— (a)
Transfer agent fees — Class Y Shares	20	263	23
Trustees' fees	4	30	8
Chief Compliance Officer fees	— (a)	3	1
Legal and audit fees	34	58	19
State registration and filing fees	64	126	43
Other expenses	44	69	55
Total Expenses	541	5,494	872
Expenses waived/reimbursed by Adviser	(175)	(1,043)	(169)
Net Expenses	366	4,451	703
Net Investment Income	413	4,939	3,575
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment securities transactions	1,456	25,226	620
Net realized losses from futures transactions	—	(54)	(320)
Net realized losses from foreign currency translations	(30)	(586)	—
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(2,409)	(10,732)	(3,898)
Net change in unrealized appreciation/depreciation on futures transactions	—	—	(69)
Net realized/unrealized gains/losses on investments and foreign currency translations	(983)	13,854	(3,667)
Change in net assets resulting from operations	$(570)	$18,793	$(92)

(a)  Rounds to less than $1.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Integrity Micro-Cap Equity Fund		Integrity Mid-Cap Value Fund		Integrity Small-Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
From Investment Activities:
Operations:
Net investment income (loss)	$(808)	$(1,188)	$(7)	$(9)	$2,173	$(1,788)
Net realized gains from investment securities transactions	9,867	15,390	175	297	43,761	69,291
Net change in unrealized appreciation/depreciation on investments	2,378	5,750	70	1,018	(15,551)	90,468
Change in net assets resulting from operations	11,437	19,952	238	1,306	30,383	157,971
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	—	—	—	(90)
Class K Shares	—	—	—	—	—	(1)
Class R6 Shares	—	—	—	—	—	(333)
Class Y Shares	—	—	—	—	—	(808)
From net realized gains:
Class A Shares	(6,557)	(9,428)	(209)	(50)	—	—
Class B Shares	—	(112)	—	—	—	—
Class C Shares	(1,750)	(2,530)	—	—	—	—
Class K Shares	—	(42)	—	—	—	—
Class R Shares	(81)	(95)	—	—	—	—
Class Y Shares	(2,031)	(2,012)	(124)	(58)	—	—
Change in net assets resulting from distributions to shareholders	(10,419)	(14,219)	(333)	(108)	—	(1,232)
Change in net assets resulting from capital transactions	(10,385)	27,618	7,582	3,154	379,951	419,732
Change in net assets	(9,367)	33,351	7,487	4,352	410,334	576,471
Net Assets:
Beginning of period	124,426	91,075	7,416	3,064	1,025,981	449,510
End of period	$115,059	$124,426	$14,903	$7,416	$1,436,315	$1,025,981
Accumulated undistributed (distributions in excess of) net investment income	$(665)	$26	$(15)	$—	$(524)	$(1,154)

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Integrity Micro-Cap Equity Fund		Integrity Mid-Cap Value Fund		Integrity Small-Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
Capital Transactions:
Class A Shares
Proceeds from shares issued	$16,380	$35,687	$8,104	$3,852	$148,320	$86,520
Dividends reinvested	5,914	8,354	159	50	—	79
Cost of shares redeemed	(44,659)	(28,301)	(2,091)	(571)	(75,436)	(55,785)
Total Class A Shares	$(22,365)	$15,740	$6,172	$3,331	$72,884	$30,814
Class B Shares
Proceeds from shares issued	$—	$1	$—	$—	$—	$1
Dividends reinvested	—	110	—	—	—	—
Cost of shares redeemed	(429)	(1,261)	—	—	(609)	(725)
Total Class B Shares	$(429)	$(1,150)	$—	$—	$(609)	$(724)
Class C Shares
Proceeds from shares issued	$1,049	$3,738	$—	$—	$5,596	$4,385
Dividends reinvested	1,372	1,886	—	—	—	—
Cost of shares redeemed	(2,811)	(2,286)	—	—	(2,930)	(2,850)
Total Class C Shares	$(390)	$3,338	$—	$—	$2,666	$1,535
Class K Shares
Proceeds from shares issued	$—	$—	$—	$—	$19	$164
Dividends reinvested	—	30	—	—	—	1
Cost of shares redeemed	(314)	(75)	—	—	(2,298)	(444)
Total Class K Shares	$(314)	$(45)	$—	$—	$(2,279)	$(279)
Class R Shares
Proceeds from shares issued	$833	$680	$—	$—	$9,442	$5,896
Dividends reinvested	42	39	—	—	—	—
Cost of shares redeemed	(595)	(172)	—	—	(3,202)	(1,712)
Total Class R Shares	$280	$547	$—	$—	$6,240	$4,184
Class R6 Shares
Proceeds from shares issued	$—	$—	$—	$—	$183,296	$262,401
Dividends reinvested	—	—	—	—	—	333
Cost of shares redeemed	—	—	—	—	(56,928)	(22,348)
Total Class R6 Shares	$—	$—	$—	$—	$126,368	$240,386
Class Y Shares
Proceeds from shares issued	$22,774	$12,803	$2,144	$119	$349,734	$243,474
Dividends reinvested	1,810	1,703	124	58	—	527
Cost of shares redeemed	(11,751)	(5,318)	(858)	(354)	(175,053)	(100,185)
Total Class Y Shares	$12,833	$9,188	$1,410	$(177)	$174,681	$143,816
Change in net assets resulting from capital transactions	$(10,385)	$27,618	$7,582	$3,154	$379,951	$419,732

(continues on next page)

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Integrity Micro-Cap Equity Fund		Integrity Mid-Cap Value Fund		Integrity Small-Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
Share Transactions:
Class A Shares
Issued	449	957	517	272	4,536	2,875
Reinvested	167	225	10	3	—	3
Redeemed	(1,236)	(765)	(129)	(39)	(2,313)	(1,847)
Total Class A Shares	(620)	417	398	236	2,223	1,031
Class B Shares
Issued	—	—	—	—	—	—
Reinvested	—	3	—	—	—	— (a)
Redeemed	(15)	(39)	—	—	(22)	(27)
Total Class B Shares	(15)	(36)	—	—	(22)	(27)
Class C Shares
Issued	36	118	—	—	186	159
Reinvested	48	60	—	—	—	—
Redeemed	(95)	(73)	—	—	(98)	(104)
Total Class C Shares	(11)	105	—	—	88	55
Class K Shares
Issued	—	—	—	—	1	6
Reinvested	—	1	—	—	—	— (a)
Redeemed	(9)	(2)	—	—	(74)	(15)
Total Class K Shares	(9)	(1)	—	—	(73)	(9)
Class R Shares
Issued	24	19	—	—	293	197
Reinvested	1	1	—	—	—	—
Redeemed	(17)	(5)	—	—	(99)	(57)
Total Class R Shares	8	15	—	—	194	140
Class R6 Shares
Issued	—	—	—	—	5,474	8,542
Reinvested	—	—	—	—	—	11
Redeemed	—	—	—	—	(1,703)	(712)
Total Class R6 Shares	—	—	—	—	3,771	7,841
Class Y Shares
Issued	590	325	138	9	10,461	8,010
Reinvested	48	43	8	4	—	17
Redeemed	(307)	(134)	(55)	(24)	(5,320)	(3,319)
Total Class Y Shares	331	234	91	(11)	5,141	4,708
Change in Shares	(316)	734	489	225	11,322	13,739

(a)  Rounds to less than 1.
See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Integrity Small/Mid-Cap Value Fund		Munder Growth Opportunities Fund		Munder Index 500 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
From Investment Activities:
Operations:
Net investment income (loss)	$(7)	$(26)	$(1,986)	$(2,484)	$3,743	$3,376
Net realized gains from investment securities transactions	32	664	89,048	94,895	23,898	19,246
Net change in unrealized appreciation/depreciation on investments	(129)	1,318	(32,002)	31,099	(9,474)	33,622
Change in net assets resulting from operations	(104)	1,956	55,060	123,510	18,167	56,244
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	—	—	(2,953)	(2,619)
Class B Shares	—	—	—	—	—	(29)
Class K Shares	—	—	—	—	(28)	(117)
Class R Shares	—	—	—	—	(146)	(137)
Class Y Shares	—	—	—	—	(651)	(498)
From net realized gains:
Class A Shares	(28)	(6)	(1,159)		(15,802)	(11,646)
Class B Shares	—	—	—	—	—	(184)
Class C Shares	—	—	(275)	—	—	—
Class K Shares	—	—	—	—	—	(551)
Class R Shares	—	—	(3)	—	(1,092)	(864)
Class Y Shares	(640)	(124)	(70)	—	(3,222)	(1,948)
Change in net assets resulting from distributions to shareholders	(668)	(130)	(1,507)	—	(23,894)	(18,593)
Change in net assets resulting from capital transactions	14,000	599	(60,292)	(62,907)	(6,131)	(17,771)
Change in net assets	13,228	2,425	(6,739)	60,603	(11,858)	19,880
Net Assets:
Beginning of period	9,695	7,270	492,957	432,354	272,140	252,260
End of period	$22,923	$9,695	$486,219	$492,957	$260,282	$272,140
Accumulated undistributed (distributions in excess of) net investment income	$(21)	$—	$200	$(1,007)	$40	$175

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Integrity Small/Mid-Cap Value Fund		Munder Growth Opportunities Fund		Munder Index 500 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
Capital Transactions:
Class A Shares
Proceeds from shares issued	$141	$122	$18,359	$10,048	$27,448	$20,818
Dividends reinvested	28	6	976	—	16,380	12,275
Cost of shares redeemed	(124)	(3)	(65,121)	(58,112)	(41,838)	(48,312)
Total Class A Shares	$45	$125	$(45,786)	$(48,064)	$1,990	$(15,219)
Class B Shares
Proceeds from shares issued	$—	$—	$—	$—	$—	$47
Dividends reinvested	—	—	—	—	—	167
Cost of shares redeemed	—	—	(4,985)	(3,035)	(2,644)	(1,617)
Total Class B Shares	$—	$—	$(4,985)	$(3,035)	$(2,644)	$(1,403)
Class C Shares
Proceeds from shares issued	$—	$—	$1,006	$3,994	$—	$—
Dividends reinvested	—	—	216	—	—	—
Cost of shares redeemed	—	—	(9,717)	(13,487)	—	—
Total Class C Shares	$—	$—	$(8,495)	$(9,493)	$—	$—
Class K Shares
Proceeds from shares issued	$—	$—	$—	$—	$339	$743
Dividends reinvested	—	—	—	—	27	646
Cost of shares redeemed	—	—	—	—	(10,556)	(2,612)
Total Class K Shares	$—	$—	$—	$—	$(10,190)	$(1,223)
Class R Shares
Proceeds from shares issued	$—	$—	$459	$358	$5,864	$4,014
Dividends reinvested	—	—	3	—	1,238	1,001
Cost of shares redeemed	—	—	(228)	(671)	(6,721)	(5,695)
Total Class R Shares	$—	$—	$234	$(313)	$381	$(680)
Class R6 Shares (a)
Proceeds from shares issued	$3,706	$—	$—	$—	$—	$—
Cost of shares redeemed	(11)	—	—	—	—	—
Total Class R6 Shares	$3,695	$—	$—	$—	$—	$—
Class Y Shares
Proceeds from shares issued	$12,359	$856	$5,006	$3,205	$8,821	$1,628
Dividends reinvested	640	124	55	—	3,664	2,339
Cost of shares redeemed	(2,739)	(506)	(6,321)	(5,207)	(8,153)	(3,213)
Total Class Y Shares	$10,260	$474	$(1,260)	$(2,002)	$4,332	$754
Change in net assets resulting from capital transactions	$14,000	$599	$(60,292)	$(62,907)	$(6,131)	$(17,771)

(a)  Class R6 Shares for Integrity Small/Mid-Cap Value Fund commenced operations on March 4, 2015.

(continues on next page)

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Integrity Small/Mid-Cap Value Fund			Munder Growth Opportunities Fund		Munder Index 500 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
Share Transactions:
Class A Shares
Issued	10	9		447	280	1,207	977
Reinvested	2	—	(a)	23	—	727	574
Redeemed	(9)	—	(a)	(1,533)	(1,630)	(1,835)	(2,261)
Total Class A Shares	3	9		(1,063)	(1,350)	99	(710)
Class B Shares
Issued	—	—		—	—	—	2
Reinvested	—	—		—	—	—	8
Redeemed	—	—		(142)	(98)	(118)	(76)
Total Class B Shares	—	—		(142)	(98)	(118)	(66)
Class C Shares
Issued	—	—		27	134	—	—
Reinvested	—	—		6	—	—	—
Redeemed	—	—		(261)	(424)	—	—
Total Class C Shares	—	—		(228)	(290)	—	—
Class K Shares
Issued	—	—		—	—	15	35
Reinvested	—	—		—	—	1	30
Redeemed	—	—		—	—	(455)	(123)
Total Class K Shares	—	—		—	—	(439)	(58)
Class R Shares
Issued	—	—		11	10	256	189
Reinvested	—	—		— (a)	—	55	47
Redeemed	—	—		(5)	(20)	(296)	(264)
Total Class R Shares	—	—		6	(10)	15	(28)
Class R6 Shares (b)
Issued	254	—		—	—	—	—
Redeemed	(1)	—		—	—	—	—
Total Class R6 Shares	253	—		—	—	—	—
Class Y Shares
Issued	869	58		114	86	377	76
Reinvested	45	9		1	—	162	109
Redeemed	(189)	(35)		(142)	(142)	(358)	(146)
Total Class Y Shares	725	32		(27)	(56)	181	39
Change in Shares	981	41		(1,454)	(1,804)	(262)	(823)

(a)  Rounds to less than 1.

(b)  Class R6 Shares for Integrity Small/Mid-Cap Value Fund commenced operations on March 4, 2015.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Munder Mid-Cap Core Growth Fund		Munder Small-Cap Growth Fund	Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	For the Period May 1, 2015(a) through June 30, 2015	Year Ended June 30, 2015	For the Period July 2, 2013(a) through June 30, 2014
From Investment Activities:
Operations:
Net investment income (loss)	$(5,646)	$(15,010)	$(2)	$34	$21
Net realized gains/losses from investment securities transactions and foreign currency translations	687,045	608,446	(7)	(2)	(71)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(62,791)	587,552	187	63	346
Change in net assets resulting from operations	618,608	1,180,988	178	95	296
Distributions to Shareholders:
From net investment income:
Class A Shares	— (b)	—	—	(2)	(1)
Class C Shares	— (b)	—	—	—	—
Class R Shares	—	—	—	—	—
Class R6 Shares	(314)	(118)	—	—	—
Class Y Shares	(1,261)	—	—	(23)	(11)
From net realized gains:
Class A Shares	(137,794)	(27,648)	—	—	—
Class B Shares	—	(260)	—	—	—
Class C Shares	(29,082)	(4,993)	—	—	—
Class K Shares	—	(220)	—	—	—
Class R Shares	(6,573)	(1,205)	—	—	—
Class R6 Shares	(58,709)	(6,338)	—	—	—
Class Y Shares	(420,405)	(71,723)	—	—	—
Change in net assets resulting from distributions to shareholders	(654,138)	(112,505)	—	(25)	(12)
Change in net assets resulting from capital transactions	86,501	(66,778)	4,272	1,721	2,163
Change in net assets	50,971	1,001,705	4,450	1,791	2,447
Net Assets:
Beginning of period	6,287,845	5,286,140	—	2,447	—
End of period	$6,338,816	$6,287,845	$4,450	$4,238	$2,447
Accumulated undistributed (distributions in excess of) net investment income	$(3,476)	$34	$—	$15	$13

(a)  Commencement of operations.

(b)  Rounds to less than $1.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Munder Mid-Cap Core Growth Fund		Munder Small-Cap Growth Fund	Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	For the Period May 1, 2015(a) through June 30, 2015	Year Ended June 30, 2015	For the Period July 2, 2013(a) through June 30, 2014
Capital Transactions:
Class A Shares
Proceeds from shares issued	$210,738	$238,892	$50	$155	$267
Dividends reinvested	119,925	24,105	—	2	1
Cost of shares redeemed	(507,615)	(371,715)	—	(29)	(54)
Total Class A Shares	$(176,952)	$(108,718)	$50	$128	$214
Class B Shares
Proceeds from shares issued	$—	$21	$—	$—	$—
Dividends reinvested	—	225	—	—	—
Cost of shares redeemed	(6,560)	(12,044)	—	—	—
Total Class B Shares	$(6,560)	$(11,798)	$—	$—	$—
Class C Shares
Proceeds from shares issued	$20,898	$22,020	$—	$—	$—
Dividends reinvested	22,940	3,842	—	—	—
Cost of shares redeemed	(31,370)	(32,769)	—	—	—
Total Class C Shares	$12,468	$(6,907)	$—	$—	$—
Class I Shares
Proceeds from shares issued	$—	$—	$4,172	$—	$—
Total Class I Shares	$—	$—	$4,172	$—	$—
Class K Shares
Proceeds from shares issued	$165	$1,063	$—	$—	$—
Dividends reinvested	—	109	—	—	—
Cost of shares redeemed	(12,251)	(1,889)	—	—	—
Total Class K Shares	$(12,086)	$(717)	$—	$—	$—
Class R Shares
Proceeds from shares issued	$15,297	$16,350	$—	$—	$—
Dividends reinvested	6,313	1,140	—	—	—
Cost of shares redeemed	(27,291)	(19,864)	—	—	—
Total Class R Shares	$(5,681)	$(2,374)	$—	$—	$—
Class R6 Shares
Proceeds from shares issued	$347,480	$401,566	$—	$—	$—
Dividends reinvested	57,633	6,212	—	—	—
Cost of shares redeemed	(154,330)	(46,888)	—	—	—
Total Class R6 Shares	$250,783	$360,890	$—	$—	$—
Class Y Shares
Proceeds from shares issued	$906,650	$846,964	$50	$2,295	$2,111
Dividends reinvested	387,886	64,990	—	21	9
Cost of shares redeemed	(1,270,007)	(1,209,108)	—	(723)	(171)
Total Class Y Shares	$24,529	$(297,154)	$50	$1,593	$1,949
Change in net assets resulting from capital transactions	$86,501	$(66,778)	$4,272	$1,721	$2,163

(a)  Commencement of operations.

(continues on next page)

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Munder Mid-Cap Core Growth Fund		Munder Small-Cap Growth Fund	Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	For the Period May 1, 2015(a) through June 30, 2015	Year Ended June 30, 2015	For the Period July 2, 2013(a) through June 30, 2014
Share Transactions:
Class A Shares
Issued	4,859	5,893	5	13	26
Reinvested	2,870	579	—	— (b)	— (b)
Redeemed	(11,681)	(9,102)	—	(3)	(5)
Total Class A Shares	(3,952)	(2,630)	5	10	21
Class B Shares
Issued	—	— (b)	—	—	—
Reinvested	—	6	—	—	—
Redeemed	(169)	(327)	—	—	—
Total Class B Shares	(169)	(321)	—	—	—
Class C Shares
Issued	543	596	—	—	—
Reinvested	615	102	—	—	—
Redeemed	(802)	(880)	—	—	—
Total Class C Shares	356	(182)	—	—	—
Class I Shares
Issued	—	—	415	—	—
Total Class I Shares	—	—	415	—	—
Class K Shares
Issued	4	26	—	—	—
Reinvested	—	3	—	—	—
Redeemed	(279)	(47)	—	—	—
Total Class K Shares	(275)	(18)	—	—	—
Class R Shares
Issued	362	413	—	—	—
Reinvested	155	28	—	—	—
Redeemed	(646)	(496)	—	—	—
Total Class R Shares	(129)	(55)	—	—	—
Class R6 Shares
Issued	7,808	9,590	—	—	—
Reinvested	1,327	145	—	—	—
Redeemed	(3,390)	(1,101)	—	—	—
Total Class R6 Shares	5,745	8,634	—	—	—
Class Y Shares
Issued	20,163	20,353	5	204	209
Reinvested	8,973	1,519	—	2	1
Redeemed	(28,288)	(28,909)	—	(63)	(16)
Total Class Y Shares	848	(7,037)	5	143	194
Change in Shares	2,424	(1,609)	425	153	215

(a)  Commencement of operations.

(b)  Rounds to less than 1.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Trivalent International Fund-Core Equity		Trivalent International Small-Cap Fund		Munder Total Return Bond Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
From Investment Activities:
Operations:
Net investment income	$413	$454	$4,939	$4,013	$3,575	$3,347
Net realized gains/losses from investment securities transactions and foreign currency translations	1,426	1,675	24,586	33,292	300	(257)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(2,409)	3,970	(10,732)	49,580	(3,967)	3,046
Change in net assets resulting from operations	(570)	6,099	18,793	86,885	(92)	6,136
Distributions to Shareholders:
From net investment income:
Class A Shares	(59)	(133)	(378)	(152)	(611)	(764)
Class B Shares	—	—	—	—	(1)	(20)
Class C Shares	(4)	(20)	(20)	(8)	(84)	(154)
Class K Shares	—	—	—	—	(68)	(343)
Class I Shares	— (a)	— (a)	(3,446)	(3,959)	—	—
Class R6 Shares (b)	—	—	(43)	(2)	(14)	—
Class Y Shares	(250)	(478)	(2,089)	(1,984)	(2,256)	(1,855)
From net realized gains:
Class A Shares	—	(179)	—	—	—	—
Class C Shares	—	(42)	—	—	—	—
Class I Shares	—	— (a)	—	—	—	—
Class Y Shares	—	(579)	—	—	—	—
Change in net assets resulting from distributions to shareholders	(313)	(1,431)	(5,976)	(6,105)	(3,034)	(3,136)
Change in net assets resulting from capital transactions	(152)	(2,518)	169,237	61,971	23,802	(7,569)
Change in net assets	(1,035)	2,150	182,054	142,751	20,676	(4,569)
Net Assets:
Beginning of period	29,069	26,919	386,142	243,391	92,182	96,751
End of period	$28,034	$29,069	$568,196	$386,142	$112,858	$92,182
Accumulated undistributed (distributions in excess of) net investment income	$70	$— (a)	$1,275	$115	$1,281	$1,102

(a)  Rounds to less than $1.

(b)  Class R6 Shares for Trivalent International Fund-Core Equity Fund and Munder Total Return Bond Fund commenced operations on March 4, 2015.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Trivalent International Fund-Core Equity		Trivalent International Small-Cap Fund		Munder Total Return Bond Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
Capital Transactions:
Class A Shares
Proceeds from shares issued	$636	$360	$54,020	$21,627	$2,977	$8,526
Dividends reinvested	48	248	292	100	482	559
Cost of shares redeemed	(775)	(2,034)	(11,648)	(6,381)	(8,687)	(11,574)
Total Class A Shares	$(91)	$(1,426)	$42,664	$15,346	$(5,228)	$(2,489)
Class B Shares
Proceeds from shares issued	$—	$—	$—	$—	$— (a)	$31
Dividends reinvested	—	—	—	—	1	19
Cost of shares redeemed	—	—	—	—	(337)	(778)
Total Class B Shares	$—	$—	$—	$—	$(336)	$(728)
Class C Shares
Proceeds from shares issued	$196	$91	$2,814	$1,799	$393	$1,226
Dividends reinvested	2	34	16	6	57	76
Cost of shares redeemed	(240)	(252)	(617)	(145)	(1,678)	(3,823)
Total Class C Shares	$(42)	$(127)	$2,213	$1,660	$(1,228)	$(2,521)
Class I Shares
Proceeds from shares issued	$246	$—	$92,233	$24,244	$—	$—
Dividends reinvested	— (a)	— (a)	561	620	—	—
Cost of shares redeemed	—	—	(8,040)	(432)	—	—
Total Class I Shares	$246	$— (a)	$84,754	$24,432	$—	$—
Class K Shares
Proceeds from shares issued	$—	$—	$—	$—	$35	$97
Dividends reinvested	—	—	—	—	29	95
Cost of shares redeemed	—	—	—	—	(8,213)	(4,135)
Total Class K Shares	$—	$—	$—	$—	$(8,149)	$(3,943)
Class R6 Shares (b)
Proceeds from shares issued	$1,853	$—	$5,924	$524	$1,502	$—
Dividends reinvested	—	—	43	3	14	—
Cost of shares redeemed	(66)	—	(1,258)	(117)	(68)	—
Total Class R6 Shares	$1,787	$—	$4,709	$410	$1,448	$—
Class Y Shares
Proceeds from shares issued	$1,141	$1,728	$108,763	$42,285	$46,756	$4,304
Dividends reinvested	236	1,003	1,952	1,896	1,985	1,676
Cost of shares redeemed	(3,429)	(3,696)	(75,818)	(24,058)	(11,446)	(3,868)
Total Class Y Shares	$(2,052)	$(965)	$34,897	$20,123	$37,295	$2,112
Change in net assets resulting from capital transactions	$(152)	$(2,518)	$169,237	$61,971	$23,802	$(7,569)

(a)  Rounds to less than $1.

(b)  Class R6 Shares for Trivalent International Fund-Core Equity Fund and Munder Total Return Bond Fund commenced operations on March 4, 2015.

(continues on next page)

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Trivalent International Fund-Core Equity		Trivalent International Small-Cap Fund		Munder Total Return Bond Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
Share Transactions:
Class A Shares
Issued	91	53	4,711	1,993	298	864
Reinvested	7	36	28	9	48	57
Redeemed	(112)	(307)	(1,043)	(585)	(868)	(1,179)
Total Class A Shares	(14)	(218)	3,696	1,417	(522)	(258)
Class B Shares
Issued	—	—	—	—	— (a)	3
Reinvested	—	—	—	—	— (a)	2
Redeemed	—	—	—	—	(34)	(79)
Total Class B Shares	—	—	—	—	(34)	(74)
Class C Shares
Issued	28	13	248	170	38	122
Reinvested	— (a)	5	2	1	6	8
Redeemed	(34)	(37)	(57)	(14)	(166)	(384)
Total Class C Shares	(6)	(19)	193	157	(122)	(254)
Class I Shares
Issued	35	—	7,872	2,406	—	—
Reinvested	—	— (a)	53	58	—	—
Redeemed	—	—	(711)	(42)	—	—
Total Class I Shares	35	— (a)	7,214	2,422	—	—
Class K Shares
Issued	—	—	—	—	3	10
Reinvested	—	—	—	—	3	10
Redeemed	—	—	—	—	(821)	(417)
Total Class K Shares	—	—	—	—	(815)	(397)
Class R6 Shares (b)
Issued	257	—	533	47	150	—
Reinvested	—	—	4	— (a)	1	—
Redeemed	(9)	—	(113)	(10)	(7)	—
Total Class R6 Shares	248	—	424	37	144	—
Class Y Shares
Issued	162	252	9,615	3,970	4,668	435
Reinvested	36	148	184	178	198	169
Redeemed	(494)	(540)	(6,822)	(2,239)	(1,143)	(393)
Total Class Y Shares	(296)	(140)	2,977	1,909	3,723	211
Change in Shares	(33)	(377)	14,504	5,942	2,374	(772)

(a)  Rounds to less than 1.

(b)  Class R6 Shares for Trivalent International Fund-Core Equity Fund and Munder Total Return Bond Fund commenced operations on March 4, 2015.
See notes to financial statements.

  Statement of Cash Flows

The Victory Portfolios  For the Year Ended June 30, 2015

(Amounts in Thousands)

Munder Total Return Bond Fund
Increase/(Decrease) in Cash — Cash Flows from Operating Activities:
Net decrease in net assets from operations	$(92)
Adjustments to reconcile net assets from operations to net cash used in operating activities:
Purchases of investments	(415,618)
Proceeds from disposition and paydowns of investments	395,441
Net purchases, sales and maturities of short-term investments	(17,769)
Net amortization/accretion on investments	103
Deposits with brokers for futures contracts	85
Interest and dividends receivable	(1)
Receivable from advisor	(2)
Receivable from investments sold	1,484
Payments for futures contracts transactions	(584)
Prepaids and other assets	(7)
Payable for investments purchased	33,013
Payable to advisor	7
Payable for deferred mortgage dollar rolls	(75)
Payable to administrator	(3)
Payable for distribution fees	(2)
Payable to trustees	(3)
Accounts payable and accrued expenses	(14)
Net realized gain from investments	(300)
Change in unrealized appreciation/depreciation from investments	3,967
Net cash used in operating activities	(370)
Cash Flows from Financing Activities:
Payments for mortgage dollar rolls purchases	(42,005)
Proceeds on mortgage dollar roll sales	21,085
Proceeds from shares sold	51,737
Payments on shares redeemed	(29,981)
Cash dividends paid (excluding reinvest of dividends of $2,568)	(466)
Net cash provided by financing activities	370
Net change in cash and cash equivalents	—
Cash at beginning of period	—
Cash at end of period	$—

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Integrity Micro-Cap Equity Fund
	Class A Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$37.51	$35.12	$32.55	$30.53	$22.02
Investment Activities:
Net investment income (loss) (a)	(0.24)	(0.38)	(0.15)	(0.34)	(0.17)
Net realized and unrealized gains on investments	4.22	8.01	7.92	2.36	8.68
Total from Investment Activities	3.98	7.63	7.77	2.02	8.51
Distributions:
Net realized gains from investments	(3.36)	(5.24)	(5.20)	—	—
Total Distributions	(3.36)	(5.24)	(5.20)	—	—
Short-term trading fees	—	—	—	— (b)	— (b)
Net Asset Value, End of Period	$38.13	$37.51	$35.12	$32.55	$30.53
Total Return (excludes sales charge)	11.32%	21.75%	27.36%	6.62%	38.65%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$60,621	$82,905	$62,982	$49,064	$56,726
Ratio of net expenses to average net assets	1.70%	1.83%	1.93%	2.04%	2.10%
Ratio of net investment income (loss) to average net assets	(0.66)%	(1.00)%	(0.47)%	(1.15)%	(0.63)%
Ratio of gross expenses to average net assets	1.70%	1.83%	1.93%	2.04%	2.10%
Portfolio turnover (c)	38%	62%	58%	56%	67%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Micro-Cap Equity Fund
	Class C Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$31.20	$30.16	$28.84	$27.26	$19.80
Investment Activities:
Net investment income (loss) (a)	(0.43)	(0.55)	(0.35)	(0.49)	(0.33)
Net realized and unrealized gains on investments	3.44	6.83	6.87	2.07	7.79
Total from Investment Activities	3.01	6.28	6.52	1.58	7.46
Distributions:
Net realized gains from investments	(3.36)	(5.24)	(5.20)	—	—
Total Distributions	(3.36)	(5.24)	(5.20)	—	—
Short-term trading fees	—	—	—	— (b)	— (b)
Net Asset Value, End of Period	$30.85	$31.20	$30.16	$28.84	$27.26
Total Return (excludes contingent deferred sales charge)	10.41%	20.86%	26.43%	5.80%	37.68%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$16,989	$17,532	$13,767	$12,220	$13,933
Ratio of net expenses to average net assets	2.50%	2.58%	2.69%	2.79%	2.85%
Ratio of net investment income (loss) to average net assets	(1.45)%	(1.75)%	(1.22)%	(1.90)%	(1.37)%
Ratio of gross expenses to average net assets	2.50%	2.58%	2.69%	2.79%	2.85%
Portfolio turnover (c)	38%	62%	58%	56%	67%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Micro-Cap Equity Fund
	Class R Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$36.81	$34.63	$32.23	$30.31	$21.91
Investment Activities:
Net investment income (loss) (a)	(0.36)	(0.46)	(0.24)	(0.41)	(0.23)
Net realized and unrealized gains on investments	4.12	7.88	7.84	2.33	8.63
Total from Investment Activities	3.76	7.42	7.60	1.92	8.40
Distributions:
Net realized gains from investments	(3.36)	(5.24)	(5.20)	—	—
Total Distributions	(3.36)	(5.24)	(5.20)	—	—
Short-term trading fees	—	—	—	— (b)	— (b)
Net Asset Value, End of Period	$37.21	$36.81	$34.63	$32.23	$30.31
Total Return	10.88%	21.46%	27.09%	6.33%	38.34%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,232	$921	$355	$251	$317
Ratio of net expenses to average net assets	2.08%	2.08%	2.18%	2.30%	2.35%
Ratio of net investment income (loss) to average net assets	(1.00)%	(1.24)%	(0.75)%	(1.41)%	(0.85)%
Ratio of gross expenses to average net assets	2.75%	2.08%	2.18%	2.30%	2.35%
Portfolio turnover (c)	38%	62%	58%	56%	67%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Micro-Cap Equity Fund
	Class Y Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$39.55	$36.72	$33.72	$31.55	$22.70
Investment Activities:
Net investment income (loss) (a)	(0.15)	(0.29)	(0.07)	(0.27)	(0.10)
Net realized and unrealized gains on investments	4.48	8.36	8.27	2.44	8.95
Total from Investment Activities	4.33	8.07	8.20	2.17	8.85
Distributions:
Net realized gains from investments	(3.36)	(5.24)	(5.20)	—	—
Total Distributions	(3.36)	(5.24)	(5.20)	—	—
Short-term trading fees	—	—	—	— (b)	— (b)
Net Asset Value, End of Period	$40.52	$39.55	$36.72	$33.72	$31.55
Total Return	11.60%	22.08%	27.68%	6.88%	38.99%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$36,217	$22,279	$12,107	$12,273	$12,457
Ratio of net expenses to average net assets	1.45%	1.58%	1.69%	1.79%	1.85%
Ratio of net investment income (loss) to average net assets	(0.39)%	(0.75)%	(0.20)%	(0.89)%	(0.36)%
Ratio of gross expenses to average net assets	1.45%	1.58%	1.69%	1.79%	1.85%
Portfolio turnover (c)	38%	62%	58%	56%	67%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Integrity Mid-Cap Value Fund
	Class A Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net Asset Value, Beginning of Period	$15.83	$12.59	$9.82	$10.00
Investment Activities:
Net investment income (loss) (b)	(0.02)	(0.04)	(0.02)	0.02
Net realized and unrealized gains (losses) on investments	0.16	3.56	2.80	(0.19)
Total from Investment Activities	0.14	3.52	2.78	(0.17)
Distributions:
Net investment income	—	—	(0.01)	(0.01)
Net realized gains from investments	(0.43)	(0.28)	—	—
Total Distributions	(0.43)	(0.28)	(0.01)	(0.01)
Net Asset Value, End of Period	$15.54	$15.83	$12.59	$9.82
Total Return (excludes sales charge) (c)	0.84%	28.20%	28.37%	(1.70)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,396	$4,283	$434	$107
Ratio of net expenses to average net assets (d)	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets (d)	(0.14)%	(0.27)%	(0.20)%	0.22%
Ratio of gross expenses to average net assets (d)	2.10%	4.75%	9.29%	113.21%
Portfolio turnover (e)	58%	51%	82%	46%

(a)  Class A Shares of the Fund commenced operations on July 1, 2011.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Mid-Cap Value Fund
	Class Y Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net Asset Value, Beginning of Period	$15.89	$12.61	$9.83	$10.00
Investment Activities:
Net investment income (loss) (b)	0.01	(0.01)	0.01	0.06
Net realized and unrealized gains (losses) on investments	0.18	3.57	2.81	(0.21)
Total from Investment Activities	0.19	3.56	2.82	(0.15)
Distributions:
Net investment income	—	—	(0.04)	(0.02)
Net realized gains from investments	(0.43)	(0.28)	—	—
Total Distributions	(0.43)	(0.28)	(0.04)	(0.02)
Net Asset Value, End of Period	$15.65	$15.89	$12.61	$9.83
Total Return (c)	1.15%	28.48%	28.76%	(1.48)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,507	$3,133	$2,630	$1,723
Ratio of net expenses to average net assets (d)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets (d)	0.08%	(0.09)%	0.13%	0.58%
Ratio of gross expenses to average net assets (d)	1.75%	4.80%	9.68%	28.48%
Portfolio turnover (e)	58%	51%	82%	46%

(a)  Class Y Shares of the Fund commenced operations on July 1, 2011.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Integrity Small-Cap Value Fund
	Class A Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Period Ended June 30, 2011(a)	Year Ended February 28, 2011(b)
Net Asset Value, Beginning of Period	$32.77	$25.95	$20.17	$20.84	$20.78	$15.77
Investment Activities:
Net investment income (loss) (c)	(0.03)	(0.13)	0.05	— (d)	(0.04)	(0.10)
Net realized and unrealized gains (losses) on investments	0.74	6.97	5.73	(0.67)	0.10	5.11
Total from Investment Activities	0.71	6.84	5.78	(0.67)	0.06	5.01
Distributions:
Net investment income	—	(0.02)	—	—	—	—	(d)
Total Distributions	—	(0.02)	—	—	—	—	(d)
Short-term trading fees	—	—	—	— (d)	— (d)	—	(d)
Net Asset Value, End of Period	$33.48	$32.77	$25.95	$20.17	$20.84	$20.78
Total Return (excludes sales charge) (e)	2.17%	26.36%	28.66%	(3.21)%	0.29%	31.82%

Ratios/Supplemental Data:

Net Assets at end of period (000)	$246,351	$168,289	$106,502	$94,305		$133,177	$82,560
Ratio of net expenses to average net assets (f)	1.50%	1.50%	1.50%	1.50%		1.50%	1.50%
Ratio of net investment income (loss) to average net assets (f)	(0.08)%	(0.44)%	0.22%	—	%(g)	(0.52)%	(0.50)%
Ratio of gross expenses to average net assets (f)	1.53%	1.52%	1.59%	1.63%		1.54%	52%
Portfolio turnover (h)	38%	92%	57%	51%		14%	1.50%

(a)  Data shown is for the period March 1, 2011 to June 30, 2011.

(b)  The financial highlights prior to March 1, 2011 are those of the Veracity Small Cap Fund, which was the accounting survivor in the reorganization of the Veracity Small Cap Value Fund with and into the Munder Small-Cap Value Fund. Year indicated was audited by another independent registered public accounting firm. The net asset values and other per share information of the Veracity Small Cap Value Fund have been restated by the Merger Conversion Ratio applied in the reorganization to reflect the net asset value of the Munder Small-Cap Fund, which was the legal survivor of the reorganization. The combined fund was renamed the Munder Veracity Small-Cap Value Fund.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Amount is less than $0.005 per share.

(e)  Not annualized for periods less than one year.

(f)  Annualized for periods less than one year.

(g)  Amount is less than 0.005%.

(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Small-Cap Value Fund
	Class C Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Period Ended June 30, 2011(a)
Net Asset Value, Beginning of Period	$30.03	$23.94	$18.75	$19.51	$19.68
Investment Activities:
Net investment loss (b)	(0.25)	(0.33)	(0.10)	(0.13)	(0.04)
Net realized and unrealized gains (losses) on investments	0.67	6.42	5.29	(0.63)	(0.13)
Total from Investment Activities	0.42	6.09	5.19	(0.76)	(0.17)
Short-term trading fees	—	—	—	— (c)	—
Net Asset Value, End of Period	$30.45	$30.03	$23.94	$18.75	$19.51
Total Return (excludes contingent deferred sales charge) (d)	1.40%	25.44%	27.68%	(3.90)%	(0.86)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$28,090	$25,035	$18,642	$17,761	$23,237
Ratio of net expenses to average net assets (e)	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment loss to average net assets (e)	(0.85)%	(1.20)%	(0.49)%	(0.73)%	(1.52)%
Ratio of gross expenses to average net assets (e)	2.25%	2.28%	2.34%	2.39%	2.32%
Portfolio turnover (f)	38%	92%	57%	51%	14%

(a)  Class C Shares of the Fund commenced operations on May 14, 2011.

(b)  Per share net investment loss has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Small-Cap Value Fund
	Class R Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Period Ended June 30, 2011(a)
Net Asset Value, Beginning of Period	$32.29	$25.61	$19.96	$20.67	$20.83
Investment Activities:
Net investment income (loss) (b)	(0.12)	(0.21)	(0.02)	(0.05)	(0.03)
Net realized and unrealized gains (losses) on investments	0.83	6.89	5.67	(0.66)	(0.13)
Total from Investment Activities	0.71	6.68	5.65	(0.71)	(0.16)
Short-term trading fees	—	—	—	— (c)	—
Net Asset Value, End of Period	$33.00	$32.29	$25.61	$19.96	$20.67
Total Return (d)	2.20%	26.08%	28.31%	(3.43)%	(0.77)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,850	$5,350	$651	$496	$597
Ratio of net expenses to average net assets (e)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets (e)	(0.37)%	(0.70)%	(0.11)%	(0.27)%	(1.02)%
Ratio of gross expenses to average net assets (e)	2.02%	1.75%	1.83%	1.89%	1.82%
Portfolio turnover (f)	38%	92%	57%	51%	14%

(a)  Class R Shares of the Fund commenced operations on May 14, 2011.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Small-Cap Value Fund
	Class R6 Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net Asset Value, Beginning of Period	$33.43	$26.41	$20.46	$18.96
Investment Activities:
Net investment income (loss) (b)	0.13	(0.01)	0.09	0.01
Net realized and unrealized gains on investments	0.75	7.11	5.86	1.49
Total from Investment Activities	0.88	7.10	5.95	1.50
Distributions:
Net investment income	—	(0.08)	— (c)	—
Total Distributions	—	(0.08)	— (c)	—
Net Asset Value, End of Period	$34.31	$33.43	$26.41	$20.46
Total Return (d)	2.63%	26.89%	29.11%	7.91%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$423,831	$286,897	$19,560	$27
Ratio of net expenses to average net assets (e)	1.04%	1.07%	1.13%	1.10%
Ratio of net investment income (loss) to average net assets (e)	0.37%	(0.02)%	0.39%	0.42%
Ratio of gross expenses to average net assets (e)	1.04%	1.07%	1.14%	1.10%
Portfolio turnover (f)	38%	92%	57%	51%

(a)  Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Small-Cap Value Fund
	Class Y Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Period Ended June 30, 2011(a)	Year Ended February 28, 2011(b)
Net Asset Value, Beginning of Period	$33.33	$26.35	$20.46	$21.08	$21.01	$15.90
Investment Activities:
Net investment income (loss) (c)	0.07	(0.06)	0.12	0.06	(0.02)	(0.04)
Net realized and unrealized gains (losses) on investments	0.75	7.10	5.80	(0.68)	0.09	5.15
Total from Investment Activities	0.82	7.04	5.92	(0.62)	0.07	5.11
Distributions:
Net investment income	—	(0.06)	(0.03)	—	—	—	(d)
Total Distributions	—	(0.06)	(0.03)	—	—	—	(d)
Short-term trading fees	—	—	—	— (d)	— (d)	—	(d)
Net Asset Value, End of Period	$34.15	$33.33	$26.35	$20.46	$21.08	$21.01
Total Return (e)	2.46%	26.72%	28.94%	(2.94)%	0.33%	32.13%

Ratios/Supplemental Data:

Net Assets at end of period (000)	$726,193	$537,362	$300,839	$202,198	$163,354	$138,835
Ratio of net expenses to average net assets (f)	1.20%	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets (f)	0.22%	(0.19)%	0.50%	0.28%	(0.30)%	(0.25)%
Ratio of gross expenses to average net assets (f)	1.20%	1.27%	1.33%	1.39%	1.32%	52%
Portfolio turnover (g)	38%	92%	57%	51%	14%	1.25%

(a)  Data shown is for the period March 1, 2011 to June 30, 2011.

(b)  The financial highlights prior to March 1, 2011 are those of the Veracity Small-Cap Value Fund. The Veracity Small-Cap Value Fund was the accounting survivor in a reorganization with the Munder Small-Cap Value Fund and was renamed the Integrity Small-Cap Value Fund (formerly the Veracity Small-Cap Value Fund). The year indicated was audited by another independent registered public accounting firm. The net asset values and other per share information have been restated by the Merger Conversion Ratio applied in the reorganization to reflect the net asset value of the Munder Small-Cap Value Fund, which was the legal survivor of the reorganization.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Amount is less than $0.005 per share.

(e)  Not annualized for periods less than one year.

(f)  Annualized for periods less than one year.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Integrity Small/Mid-Cap Value Fund
	Class A Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net Asset Value, Beginning of Period	$15.15	$12.18	$9.81	$10.00
Investment Activities:
Net investment income (loss) (b)	(0.05)	(0.08)	0.01	0.01
Net realized and unrealized gains (losses) on investments	(0.14)	3.27	2.39	(0.19)
Total from Investment Activities	(0.19)	3.19	2.40	(0.18)
Distributions:
Net investment income	—	—	(0.03)	(0.01)
Net realized gains from investments	(0.88)	(0.22)	—	—
Total Distributions	(0.88)	(0.22)	(0.03)	(0.01)
Net Asset Value, End of Period	$14.08	$15.15	$12.18	$9.81
Total Return (excludes sales charge) (c)	(1.34)%	26.29%	24.52%	(1.83)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$516	$511	$301	$185
Ratio of net expenses to average net assets (d)	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets (d)	(0.35)%	(0.55)%	0.09%	0.11%
Ratio of gross expenses to average net assets (d)	3.71%	3.60%	36.42%	134.94%
Portfolio turnover (e)	57%	50%	58%	58%

(a)  Class A Shares of the Fund commenced operations on July 1, 2011.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Integrity Small/Mid-Cap Value Fund
Class R6 Shares
Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$14.41
Investment Activities:
Net investment income (b)	0.02
Net realized and unrealized losses on investments	(0.26)
Total from Investment Activities	(0.24)
Net Asset Value, End of Period	$14.17
Total Return (c)	(1.67)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,586
Ratio of net expenses to average net assets (d)	1.21%
Ratio of net investment income to average net assets (d)	0.48%
Ratio of gross expenses to average net assets (d)	3.21%
Portfolio turnover (e)	57%

(a)  Class R6 Shares commenced operations on March 4, 2015.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Small/Mid-Cap Value Fund
	Class Y Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net Asset Value, Beginning of Period	$15.20	$12.19	$9.83	$10.00
Investment Activities:
Net investment income (loss) (b)	(0.01)	(0.04)	— (c)	0.03
Net realized and unrealized gains (losses) on investments	(0.15)	3.27	2.42	(0.18)
Total from Investment Activities	(0.16)	3.23	2.42	(0.15)
Distributions:
Net investment income	—	—	(0.06)	(0.02)
Net realized gains from investments	(0.88)	(0.22)	—	—
Total Distributions	(0.88)	(0.22)	(0.06)	(0.02)
Net Asset Value, End of Period	$14.16	$15.20	$12.19	$9.83
Total Return (d)	(1.14)%	26.60%	24.69%	(1.51)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$18,821	$9,184	$6,969	$98
Ratio of net expenses to average net assets (e)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets (e)	(0.04)%	(0.30)%	0.01%	0.34%
Ratio of gross expenses to average net assets (e)	1.70%	3.35%	4.93%	142.51%
Portfolio turnover (f)	57%	50%	58%	58%

(a)  Class Y Shares of the Fund commenced operations on July 1, 2011.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Munder Growth Opportunities Fund
	Class A Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$40.23	$30.81	$27.78	$29.44	$21.81
Investment Activities:
Net investment loss (a)	(0.12)	(0.15)	(0.01)	(0.10)	(0.22)
Net realized and unrealized gains (losses) on investments	4.93	9.57	3.04	(0.23)	7.85
Total from Investment Activities	4.81	9.42	3.03	(0.33)	7.63
Distributions:
Net realized gains from investments	(0.13)	—	—	(1.33)	—
Total Distributions	(0.13)	—	—	(1.33)	—
Short-term trading fees	—	—	—	— (b)	—
Net Asset Value, End of Period	$44.91	$40.23	$30.81	$27.78	$29.44
Total Return (excludes sales charge)	11.96%	30.57%	10.91%	(0.61)%	34.92%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$378,192	$381,584	$333,869	$349,704	$376,437
Ratio of net expenses to average net assets	1.49%	1.63%	1.68%	1.68%	1.99%
Ratio of net investment loss to average net assets	(0.28)%	(0.41)%	(0.03)%	(0.38)%	(0.82)%
Ratio of gross expenses to average net assets	1.49%	1.63%	1.68%	1.68%	1.99%
Portfolio turnover (c)	118%	124%	93%	82%	122%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Growth Opportunities Fund
	Class C Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$35.50	$27.39	$24.89	$26.72	$19.95
Investment Activities:
Net investment loss (a)	(0.41)	(0.37)	(0.20)	(0.28)	(0.39)
Net realized and unrealized gains (losses) on investments	4.33	8.48	2.70	(0.22)	7.16
Total from Investment Activities	3.92	8.11	2.50	(0.50)	6.77
Distributions:
Net realized gains from investments	(0.13)	—	—	(1.33)	—
Total Distributions	(0.13)	—	—	(1.33)	—
Short-term trading fees	—	—	—	— (b)	—
Net Asset Value, End of Period	$39.29	$35.50	$27.39	$24.89	$26.72
Total Return (excludes contingent deferred sales charge)	11.05%	29.61%	10.09%	(1.37)%	33.93%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$81,474	$81,717	$70,994	$73,885	$84,204
Ratio of net expenses to average net assets	2.31%	2.38%	2.43%	2.43%	2.74%
Ratio of net investment loss to average net assets	(1.10)%	(1.16)%	(0.78)%	(1.13)%	(1.56)%
Ratio of gross expenses to average net assets	2.31%	2.38%	2.43%	2.43%	2.74%
Portfolio turnover (c)	118%	124%	93%	82%	122%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Growth Opportunities Fund
	Class R Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$39.18	$30.09	$27.20	$28.92	$21.48
Investment Activities:
Net investment loss (a)	(0.27)	(0.22)	(0.08)	(0.16)	(0.28)
Net realized and unrealized gains (losses) on investments	4.79	9.31	2.97	(0.23)	7.72
Total from Investment Activities	4.52	9.09	2.89	(0.39)	7.44
Distributions:
Net realized gains from investments	(0.13)	—	—	(1.33)	—
Total Distributions	(0.13)	—	—	(1.33)	—
Short-term trading fees	—	—	—	— (b)	—
Net Asset Value, End of Period	$43.57	$39.18	$30.09	$27.20	$28.92
Total Return	11.51%	30.24%	10.63%	(0.84)%	34.57%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,144	$800	$916	$752	$383
Ratio of net expenses to average net assets	1.88%	1.88%	1.93%	1.92%	2.22%
Ratio of net investment loss to average net assets	(0.65)%	(0.64)%	(0.27)%	(0.60)%	(1.03)%
Ratio of gross expenses to average net assets	2.19%	1.88%	1.93%	1.92%	2.22%
Portfolio turnover (c)	118%	124%	93%	82%	122%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Growth Opportunities Fund
	Class Y Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$42.05	$32.13	$28.90	$30.48	$22.53
Investment Activities:
Net investment income (loss) (a)	0.02	(0.06)	0.07	(0.03)	(0.17)
Net realized and unrealized gains (losses) on investments	5.16	9.98	3.16	(0.22)	8.12
Total from Investment Activities	5.18	9.92	3.23	(0.25)	7.95
Distributions:
Net realized gains from investments	(0.13)	—	—	(1.33)	—
Total Distributions	(0.13)	—	—	(1.33)	—
Short-term trading fees	—	—	—	— (b)	—
Net Asset Value, End of Period	$47.10	$42.05	$32.13	$28.90	$30.48
Total Return	12.32%	30.87%	11.21%	(0.36)%	35.29%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$25,409	$23,806	$19,994	$26,138	$12,525
Ratio of net expenses to average net assets	1.16%	1.38%	1.43%	1.42%	1.76%
Ratio of net investment income (loss) to average net assets	0.04%	(0.15)%	0.21%	(0.12)%	(0.62)%
Ratio of gross expenses to average net assets	1.16%	1.38%	1.43%	1.42%	1.76%
Portfolio turnover (c)	118%	124%	93%	82%	122%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Munder Index 500 Fund
	Class A Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$22.75	$19.73	$18.88	$20.89	$18.22
Investment Activities:
Net investment income (a)	0.31	0.27	0.28	0.25	0.25
Net realized and unrealized gains on investments	1.24	4.30	3.10	0.46	5.05
Total from Investment Activities	1.55	4.57	3.38	0.71	5.30
Distributions:
Net investment income	(0.32)	(0.28)	(0.27)	(0.25)	(0.26)
Net realized gains from investments	(1.74)	(1.27)	(2.26)	(2.47)	(2.37)
Total Distributions	(2.06)	(1.55)	(2.53)	(2.72)	(2.63)
Short-term trading fees	—	—	—	—	— (b)
Net Asset Value, End of Period	$22.24	$22.75	$19.73	$18.88	$20.89
Total Return (excludes sales charge)	6.76%	23.73%	19.77%	4.69%	29.88%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$205,737	$208,223	$194,601	$191,446	$231,167
Ratio of net expenses to average net assets	0.64%	0.73%	0.75%	0.80%	0.76%
Ratio of net investment income to average net assets	1.37%	1.28%	1.47%	1.30%	1.23%
Ratio of gross expenses to average net assets	0.64%	0.83%	0.85%	0.90%	0.86%
Portfolio turnover (c)	4%	3%	5%	3%	5%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Index 500 Fund
	Class R Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$22.73	$19.71	$18.87	$20.88	$18.21
Investment Activities:
Net investment income (a)	0.22	0.20	0.21	0.18	0.18
Net realized and unrealized gains on investments	1.24	4.30	3.09	0.46	5.05
Total from Investment Activities	1.46	4.50	3.30	0.64	5.23
Distributions:
Net investment income	(0.22)	(0.21)	(0.20)	(0.18)	(0.19)
Net realized gains from investments	(1.74)	(1.27)	(2.26)	(2.47)	(2.37)
Total Distributions	(1.96)	(1.48)	(2.46)	(2.65)	(2.56)
Short-term trading fees	—	—	—	—	— (b)
Net Asset Value, End of Period	$22.23	$22.73	$19.71	$18.87	$20.88
Total Return	6.35%	23.33%	19.31%	4.32%	29.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$14,423	$14,399	$13,050	$10,480	$8,332
Ratio of net expenses to average net assets	1.03%	1.08%	1.10%	1.16%	1.11%
Ratio of net investment income to average net assets	0.96%	0.94%	1.11%	0.94%	0.88%
Ratio of gross expenses to average net assets	1.03%	1.08%	1.10%	1.16%	1.11%
Portfolio turnover (c)	4%	3%	5%	3%	5%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Index 500 Fund
	Class Y Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$22.83	$19.80	$18.94	$20.94	$18.27
Investment Activities:
Net investment income (a)	0.36	0.31	0.31	0.27	0.28
Net realized and unrealized gains on investments	1.24	4.30	3.11	0.48	5.05
Total from Investment Activities	1.60	4.61	3.42	0.75	5.33
Distributions:
Net investment income	(0.36)	(0.31)	(0.30)	(0.28)	(0.29)
Net realized gains from investments	(1.74)	(1.27)	(2.26)	(2.47)	(2.37)
Total Distributions	(2.10)	(1.58)	(2.56)	(2.75)	(2.66)
Short-term trading fees	—	—	—	—	— (b)
Net Asset Value, End of Period	$22.33	$22.83	$19.80	$18.94	$20.94
Total Return	6.94%	23.88%	19.94%	4.89%	29.99%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$40,122	$36,863	$31,188	$17,104	$14,154
Ratio of net expenses to average net assets	0.45%	0.58%	0.59%	0.65%	0.61%
Ratio of net investment income to average net assets	1.57%	1.44%	1.61%	1.43%	1.38%
Ratio of gross expenses to average net assets	0.45%	0.58%	0.59%	0.65%	0.61%
Portfolio turnover (c)	4%	3%	5%	3%	5%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Munder Mid-Cap Core Growth Fund
	Class A Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$43.91	$36.60	$29.99	$30.44	$22.01
Investment Activities:
Net investment income (loss) (a)	(0.12)	(0.17)	(0.01)	(0.08)	(0.09)
Net realized and unrealized gains (losses) on investments	4.35	8.27	6.62	(0.37)	8.52
Total from Investment Activities	4.23	8.10	6.61	(0.45)	8.43
Distributions:
Net realized gains from investments	— (b)	—	—	—	—
Net realized gains from investments	(4.83)	(0.79)	—	—	—
Total Distributions	(4.83)	(0.79)	—	—	—
Short-term trading fees	—	—	—	— (b)	— (b)
Net Asset Value, End of Period	$43.31	$43.91	$36.60	$29.99	$30.44
Total Return (excludes sales charge)	10.03%	22.24%	22.04%	(1.48)%	38.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,266,891	$1,457,999	$1,311,428	$1,231,903	$1,505,526
Ratio of net expenses to average net assets	1.32%	1.32%	1.33%	1.32%	1.33%
Ratio of net investment income (loss) to average net assets	(0.27)%	(0.41)%	(0.04)%	(0.28)%	(0.32)%
Ratio of gross expenses to average net assets	1.33%	1.32%	1.33%	1.32%	1.33%
Portfolio turnover (c)	27%	37%	25%	48%	65%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Mid-Cap Core Growth Fund
	Class C Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$39.81	$33.49	$27.65	$28.27	$20.60
Investment Activities:
Net investment loss (a)	(0.38)	(0.43)	(0.24)	(0.28)	(0.27)
Net realized and unrealized gains (losses) on investments	3.91	7.54	6.08	(0.34)	7.94
Total from Investment Activities	3.53	7.11	5.84	(0.62)	7.67
Distributions:
Net investment income	— (b)	—	—	—	—
Net realized gains from investments	(4.83)	(0.79)	—	—	—
Total Distributions	(4.83)	(0.79)	—	—	—
Short-term trading fees	—	—	—	— (b)	— (b)
Net Asset Value, End of Period	$38.51	$39.81	$33.49	$27.65	$28.27
Total Return (excludes contingent deferred sales charge)	9.26%	21.34%	21.12%	(2.19)%	37.23%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$253,359	$247,748	$214,548	$198,296	$245,023
Ratio of net expenses to average net assets	2.02%	2.07%	2.08%	2.07%	2.08%
Ratio of net investment loss to average net assets	(0.96)%	(1.16)%	(0.79)%	(1.04)%	(1.07)%
Ratio of gross expenses to average net assets	2.02%	2.07%	2.08%	2.07%	2.08%
Portfolio turnover (c)	27%	37%	25%	48%	65%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Mid-Cap Core Growth Fund
	Class R Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$43.02	$35.96	$29.54	$30.05	$21.79
Investment Activities:
Net investment income (loss) (a)	(0.22)	(0.26)	(0.09)	(0.15)	(0.15)
Net realized and unrealized gains (losses) on investments	4.25	8.11	6.51	(0.36)	8.41
Total from Investment Activities	4.03	7.85	6.42	(0.51)	8.26
Distributions:
Net realized gains from investments	(4.83)	(0.79)	—	—	—
Total Distributions	(4.83)	(0.79)	—	—	—
Short-term trading fees	—	—	—	— (b)	— (b)
Net Asset Value, End of Period	$42.22	$43.02	$35.96	$29.54	$30.05
Total Return	9.76%	21.94%	21.73%	(1.70)%	37.91%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$56,807	$63,454	$55,047	$52,931	$56,978
Ratio of net expenses to average net assets	1.57%	1.57%	1.58%	1.56%	1.58%
Ratio of net investment income (loss) to average net assets	(0.51)%	(0.65)%	(0.28)%	(0.54)%	(0.57)%
Ratio of gross expenses to average net assets	1.68%	1.57%	1.58%	1.56%	1.58%
Portfolio turnover (c)	27%	37%	25%	48%	65%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Mid-Cap Core Growth Fund
	Class R6 Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net Asset Value, Beginning of Period	$45.38	$37.66	$30.71	$28.95
Investment Activities:
Net investment income (b)	0.08	0.03	0.14	0.02
Net realized and unrealized gains on investments	4.51	8.49	6.81	1.74
Total from Investment Activities	4.59	8.52	6.95	1.76
Distributions:
Net investment income	(0.03)	(0.01)	—	—
Net realized gains from investments	(4.83)	(0.79)	—	—
Total Distributions	(4.86)	(0.80)	—	—
Net Asset Value, End of Period	$45.11	$45.38	$37.66	$30.71
Total Return (c)	10.51%	22.75%	22.63%	6.08%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$735,002	$478,718	$72,090	$53
Ratio of net expenses to average net assets (d)	0.89%	0.89%	0.89%	0.84%
Ratio of net investment income to average net assets (d)	0.18%	0.08%	0.39%	0.65%
Ratio of gross expenses to average net assets (d)	0.90%	0.89%	0.89%	0.84%
Portfolio turnover (e)	27%	37%	25%	48%

(a)  Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Mid-Cap Core Growth Fund
	Class Y Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$45.22	$37.58	$30.71	$31.09	$22.44
Investment Activities:
Net investment income (loss) (a)	(0.01)	(0.07)	0.07	(0.01)	(0.02)
Net realized and unrealized gains (losses) on investments	4.48	8.50	6.80	(0.37)	8.68
Total from Investment Activities	4.47	8.43	6.87	(0.38)	8.66
Distributions:
Net investment income	(0.01)	—	—	—	(0.01)
Net realized gains from investments	(4.83)	(0.79)	—	—	—
Total Distributions	(4.84)	(0.79)	—	—	(0.01)
Short-term trading fees	—	—	—	— (b)	— (b)
Net Asset Value, End of Period	$44.85	$45.22	$37.58	$30.71	$31.09
Total Return	10.29%	22.55%	22.37%	(1.22)%	38.59%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,026,757	$4,021,165	$3,605,966	$3,018,188	$3,015,321
Ratio of net expenses to average net assets	1.07%	1.07%	1.08%	1.06%	1.08%
Ratio of net investment income (loss) to average net assets	(0.01)%	(0.16)%	0.21%	(0.04)%	(0.07)%
Ratio of gross expenses to average net assets	1.08%	1.07%	1.08%	1.06%	1.08%
Portfolio turnover (c)	27%	37%	25%	48%	65%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

Munder Small Cap Growth Fund
Class A Shares
Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment loss (b)	(0.01)
Net realized and unrealized gains on investments	0.48
Total from Investment Activities	0.47
Net Asset Value, End of Period	$10.47
Total Return (excludes sales charge) (c)	4.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$52
Ratio of net expenses to average net assets (d)	1.40%
Ratio of net investment loss to average net assets (d)	(0.50)%
Ratio of gross expenses to average net assets (d)	7.95%
Portfolio turnover (e)	6%

(a)  Class A Shares of the Fund commenced operations on May 1, 2015.

(b)  Per share net investment loss has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Munder Small Cap Growth Fund
Class I Shares
Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment loss (b)	— (c)
Net realized and unrealized gains on investments	0.48
Total from Investment Activities	0.48
Net Asset Value, End of Period	$10.48
Total Return (d)	4.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,346
Ratio of net expenses to average net assets (e)	1.15%
Ratio of net investment loss to average net assets (e)	(0.23)%
Ratio of gross expenses to average net assets (e)	1.28%
Portfolio turnover (f)	6%

(a)  Class I Shares of the Fund commenced operations on May 1, 2015.

(b)  Per share net investment loss has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Munder Small Cap Growth Fund
Class Y Shares
Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment loss (b)	(0.01)
Net realized and unrealized gains on investments	0.49
Total from Investment Activities	0.48
Net Asset Value, End of Period	$10.48
Total Return (c)	4.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$52
Ratio of net expenses to average net assets (d)	1.25%
Ratio of net investment loss to average net assets (d)	(0.35)%
Ratio of gross expenses to average net assets (d)	7.70%
Portfolio turnover (e)	6%

(a)  Class Y Shares of the Fund commenced operations on May 1, 2015.

(b)  Per share net investment loss has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Trivalent Emerging Markets Small-Cap Fund
	Class A Shares
	Year Ended June 30, 2015	Period Ended June 30, 2014(a)
Net Asset Value, Beginning of Period	$11.39	$10.00
Investment Activities:
Net investment income (b)	0.07	0.09
Net realized and unrealized gains on investments	0.08	1.35
Total from Investment Activities	0.15	1.44
Distributions:
Net investment income	(0.06)	(0.05)
Total Distributions	(0.06)	(0.05)
Net Asset Value, End of Period	$11.48	$11.39
Total Return (excludes sales charge) (c)	1.35%	14.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$361	$236
Ratio of net expenses to average net assets (d)	1.73%	1.73%
Ratio of net investment income to average net assets (d)	0.62%	0.82%
Ratio of gross expenses to average net assets (d)	7.74%	13.77%
Portfolio turnover (e)	97%	106%

(a)  Class A Shares of the Fund commenced operations on July 2, 2013.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent Emerging Markets Small-Cap Fund
	Class Y Shares
	Year Ended June 30, 2015	Period Ended June 30, 2014(a)
Net Asset Value, Beginning of Period	$11.41	$10.00
Investment Activities:
Net investment income (b)	0.11	0.12
Net realized and unrealized gains on investments	0.06	1.35
Total from Investment Activities	0.17	1.47
Distributions:
Net investment income	(0.07)	(0.06)
Total Distributions	(0.07)	(0.06)
Net Asset Value, End of Period	$11.51	$11.41
Total Return (c)	1.54%	14.79%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,877	$2,211
Ratio of net expenses to average net assets (d)	1.48%	1.48%
Ratio of net investment income to average net assets (d)	1.00%	1.10%
Ratio of gross expenses to average net assets (d)	4.90%	13.11%
Portfolio turnover (e)	97%	106%

(a)  Class Y Shares of the Fund commenced operations on July 2, 2013.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Trivalent International Fund-Core Equity
	Class A Shares
	Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$7.21		$6.11	$5.61	$7.09	$5.52
Investment Activities:
Net investment income (a)	0.09		0.10	0.12	0.12	0.08
Net realized and unrealized gains (losses) on investments	(0.22)		1.36	0.95	(1.27)	1.70
Total from Investment Activities	(0.13)		1.46	1.07	(1.15)	1.78
Distributions:
Net investment income	(0.07)		(0.15)	(0.50)	(0.33)	(0.21)
Net realized gains from investments	—		(0.21)	(0.07)	—	—
Total Distributions	(0.07)		(0.36)	(0.57)	(0.33)	(0.21)
Net Asset Value, End of Period	$7.01		$7.21	$6.11	$5.61	$7.09
Total Return (excludes sales charge)	(1.72)%		24.25%	19.59%	(15.88)%	32.49%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,885		$6,156	$6,541	$184	$195
Ratio of net expenses to average net assets	1.48	%(b)	1.47%	1.47%	1.47%	1.54%
Ratio of net investment income to average net assets	1.33%		1.48%	1.87%	1.99%	1.27%
Ratio of gross expenses to average net assets	2.25%		2.46%	2.95%	5.78%	4.28%
Portfolio turnover (c)	61%		61%	108%	84%	81%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets for the year is 1.47%.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent International Fund-Core Equity
	Class C Shares
	Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$7.16		$6.06	$5.57	$7.05	$5.49
Investment Activities:
Net investment income (a)	0.04		0.05	0.08	0.05	0.05
Net realized and unrealized gains (losses) on investments	(0.22)		1.36	0.93	(1.24)	1.67
Total from Investment Activities	(0.18)		1.41	1.01	(1.19)	1.72
Distributions:
Net investment income	(0.02)		(0.10)	(0.45)	(0.29)	(0.16)
Net realized gains from investments	—		(0.21)	(0.07)	—	—
Total Distributions	(0.02)		(0.31)	(0.52)	(0.29)	(0.16)
Net Asset Value, End of Period	$6.96		$7.16	$6.06	$5.57	$7.05
Total Return (excludes contingent deferred sales charge)	(2.50)%		23.50%	18.60%	(16.63)%	31.49%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,283		$1,361	$1,266	$16	$90
Ratio of net expenses to average net assets	2.23	%(b)	2.22%	2.22%	2.22%	2.29%
Ratio of net investment income to average net assets	0.57%		0.74%	1.22%	0.82%	0.69%
Ratio of gross expenses to average net assets	3.64%		3.21%	3.69%	6.57%	5.03%
Portfolio turnover (c)	61%		61%	108%	84%	81%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets for the year is 2.22%.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent International Fund-Core Equity
	Class I Shares
	Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$7.22		$6.12	$5.61	$7.10	$5.52
Investment Activities:
Net investment income (a)	0.28		0.14	0.13	0.11	0.11
Net realized and unrealized gains (losses) on investments	(0.37)		1.36	0.98	(1.24)	1.72
Total from Investment Activities	(0.09)		1.50	1.11	(1.13)	1.83
Distributions:
Net investment income	(0.10)		(0.19)	(0.53)	(0.36)	(0.25)
Net realized gains from investments	—		(0.21)	(0.07)	—	—
Total Distributions	(0.10)		(0.40)	(0.60)	(0.36)	(0.25)
Net Asset Value, End of Period	$7.03		$7.22	$6.12	$5.61	$7.10
Total Return	(1.24)%		24.84%	20.45%	(15.55)%	33.36%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$246		$1	$1	$6,001	$20,836
Ratio of net expenses to average net assets	0.98	%(b)	0.96%	0.96%	0.96%	1.04%
Ratio of net investment income to average net assets	3.96%		2.07%	2.19%	1.90%	1.68%
Ratio of gross expenses to average net assets	8.04%		2.08%	5.63%	3.69%	2.12%
Portfolio turnover (c)	61%		61%	108%	84%	81%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets for the year is 0.96%.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent International Fund-Core Equity
	Class R6 Shares
	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$6.94
Investment Activities:
Net investment income (b)	0.10
Net realized and unrealized losses on investments	(0.01)
Total from Investment Activities	0.09
Net Asset Value, End of Period	$7.03
Total Return (c)	1.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,743
Ratio of net expenses to average net assets (d)	0.98	%(e)
Ratio of net investment income to average net assets (d)	4.22%
Ratio of gross expenses to average net assets (d)	2.70%
Portfolio turnover (f)	61%

(a)  Class R6 Shares of the Fund commenced operations on March 4, 2015.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets for the year is 0.96%.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent International Fund-Core Equity
	Class Y Shares
	Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$7.21		$6.11	$5.61	$7.09	$5.52
Investment Activities:
Net investment income (a)	0.11		0.12	0.13	0.12	0.11
Net realized and unrealized gains (losses) on investments	(0.23)		1.36	0.95	(1.25)	1.69
Total from Investment Activities	(0.12)		1.48	1.08	(1.13)	1.80
Distributions:
Net investment income	(0.09)		(0.17)	(0.51)	(0.35)	(0.23)
Net realized gains from investments	—		(0.21)	(0.07)	—	—
Total Distributions	(0.09)		(0.38)	(0.58)	(0.35)	(0.23)
Net Asset Value, End of Period	$7.00		$7.21	$6.11	$5.61	$7.09
Total Return	(1.61)%		24.57%	19.91%	15.66%	32.83%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$18,877		$21,551	$19,111	$1,969	$2,756
Ratio of net expenses to average net assets	1.23	%(b)	1.22%	1.22%	1.22%	1.28%
Ratio of net investment income to average net assets	1.54%		1.75%	2.14%	2.00%	1.64%
Ratio of gross expenses to average net assets	1.73%		2.21%	3.02%	5.53%	4.06%
Portfolio turnover (c)	61%		61%	108%	84%	81%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets for the year is 1.22%.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Trivalent International Small-Cap Fund
	Class A Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$11.59	$8.89	$7.18	$8.36	$5.77
Investment Activities:
Net investment income (a)	0.12	0.13	0.09	0.08	0.06
Net realized and unrealized gains (losses) on investments	0.28	2.73	1.73	(1.17)	2.58
Total from Investment Activities	0.40	2.86	1.82	(1.09)	2.64
Distributions:
Net investment income	(0.13)	(0.16)	(0.11)	(0.09)	(0.05)
Total Distributions	(0.13)	(0.16)	(0.11)	(0.09)	(0.05)
Net Asset Value, End of Period	$11.86	$11.59	$8.89	$7.18	$8.36
Total Return (excludes sales charge)	3.62%	32.35%	25.49%	(12.90)%	45.85%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$68,475	$24,062	$5,866	$2,804	$3,421
Ratio of net expenses to average net assets	1.35%	1.35%	1.66%	1.71%	1.71%
Ratio of net investment income to average net assets	1.08%	1.24%	1.05%	1.15%	0.82%
Ratio of gross expenses to average net assets	1.71%	1.66%	1.87%	1.87%	1.83%
Portfolio turnover (b)	70%	54%	88%	67%	74%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent International Small-Cap Fund
	Class C Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$11.37	$8.73	$7.05	$8.22	$5.68
Investment Activities:
Net investment income (loss) (a)	0.03	0.05	0.03	— (b)	(0.04)
Net realized and unrealized gains (losses) on investments	0.30	2.67	1.71	(1.11)	2.58
Total from Investment Activities	0.33	2.72	1.74	(1.11)	2.54
Distributions:
Net investment income	(0.08)	(0.08)	(0.06)	(0.06)	—
Total Distributions	(0.08)	(0.08)	(0.06)	(0.06)	—
Net Asset Value, End of Period	$11.62	$11.37	$8.73	$7.05	$8.22
Total Return (excludes contingent deferred sales charge)	2.97%	31.28%	24.57%	(13.42)%	44.72%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,472	$2,186	$307	$146	$639
Ratio of net expenses to average net assets	2.06%	2.10%	2.38%	2.46%	2.46%
Ratio of net investment income (loss) to average net assets	0.25%	0.47%	0.35%	0.07%	(0.64)%
Ratio of gross expenses to average net assets	2.70%	2.41%	2.62%	2.68%	2.79%
Portfolio turnover (c)	70%	54%	88%	67%	74%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent International Small-Cap Fund
	Class I Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$11.64	$8.94	$7.22	$8.40	$5.80
Investment Activities:
Net investment income (a)	0.14	0.14	0.11	0.11	0.08
Net realized and unrealized gains (losses) on investments	0.32	2.77	1.76	(1.16)	2.61
Total from Investment Activities	0.46	2.91	1.87	(1.05)	2.69
Distributions:
Net investment income	(0.17)	(0.21)	(0.15)	(0.13)	(0.09)
Total Distributions	(0.17)	(0.21)	(0.15)	(0.13)	(0.09)
Net Asset Value, End of Period	$11.93	$11.64	$8.94	$7.22	$8.40
Total Return	4.12%	32.75%	26.13%	(12.39)%	46.52%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$316,834	$225,237	$151,237	$120,329	$139,658
Ratio of net expenses to average net assets	0.95%	0.95%	1.18%	1.20%	1.20%
Ratio of net investment income to average net assets	1.24%	1.29%	1.34%	1.54%	1.04%
Ratio of gross expenses to average net assets	1.17%	1.26%	1.28%	1.27%	1.28%
Portfolio turnover (b)	70%	54%	88%	67%	74%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent International Small-Cap Fund
	Class R6 Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net Asset Value, Beginning of Period	$11.69	$8.98	$7.19	$6.71
Investment Activities:
Net investment income (b)	0.17	0.19	0.17	0.01
Net realized and unrealized gains on investments	0.28	2.72	1.69	0.47
Total from Investment Activities	0.45	2.91	1.86	0.48
Distributions:
Net investment income	(0.15)	(0.20)	(0.07)	—
Total Distributions	(0.15)	(0.20)	(0.07)	—
Net Asset Value, End of Period	$11.99	$11.69	$8.98	$7.19
Total Return (c)	4.01%	32.58%	26.03%	7.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,654	$559	$94	$27
Ratio of net expenses to average net assets (d)	1.10%	1.10%	1.22%	1.25%
Ratio of net investment income to average net assets (d)	1.49%	1.74%	2.02%	1.15%
Ratio of gross expenses to average net assets (d)	1.73%	1.27%	1.33%	1.25%
Portfolio turnover (e)	70%	54%	88%	67%

(a)  Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent International Small-Cap Fund
	Class Y Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$11.61	$8.90	$7.19	$8.37	$5.77
Investment Activities:
Net investment income (a)	0.12	0.12	0.08	0.09	0.06
Net realized and unrealized gains (losses) on investments	0.31	2.78	1.76	(1.16)	2.61
Total from Investment Activities	0.43	2.90	1.84	(1.07)	2.67
Distributions:
Net investment income	(0.15)	(0.19)	(0.13)	(0.11)	(0.07)
Total Distributions	(0.15)	(0.19)	(0.13)	(0.11)	(0.07)
Net Asset Value, End of Period	$11.89	$11.61	$8.90	$7.19	$8.37
Total Return	3.90%	32.75%	25.77%	(12.67)%	46.39%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$172,761	$134,099	$85,886	$140,062	$159,001
Ratio of net expenses to average net assets	1.10%	1.10%	1.43%	1.46%	1.46%
Ratio of net investment income to average net assets	1.07%	1.15%	0.95%	1.29%	0.77%
Ratio of gross expenses to average net assets	1.35%	1.44%	1.60%	1.63%	1.71%
Portfolio turnover (b)	70%	54%	88%	67%	74%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Munder Total Return Bond Fund
	Class A Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$10.08	$9.75	$9.93	$9.59	$9.53
Investment Activities:
Net investment income (a)	0.36	0.35	0.28	0.37	0.37
Net realized and unrealized gains (losses) on investments	(0.36)	0.31	(0.15)	0.34	0.08
Total from Investment Activities	—	0.66	0.13	0.71	0.45
Distributions:
Net investment income	(0.29)	(0.33)	(0.31)	(0.37)	(0.39)
Total Distributions	(0.29)	(0.33)	(0.31)	(0.37)	(0.39)
Net Asset Value, End of Period	$9.79	$10.08	$9.75	$9.93	$9.59
Total Return (excludes sales charge)	(0.06)%	6.93%	1.24%	7.49%	4.84%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$18,529	$24,336	$26,071	$35,134	$17,479
Ratio of net expenses to average net assets	0.85%	0.85%	0.78%	0.65%	0.65%
Ratio of net investment income to average net assets	3.56%	3.57%	2.76%	3.83%	3.87%
Ratio of gross expenses to average net assets	1.14%	1.21%	1.19%	1.19%	1.11%
Portfolio turnover (b) (c)	259%	262%	373%	362%	258%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  The Portfolio turnover rates excluding mortgage dollar roll transactions were 62%, 98% , 64%, 110%, and 96% for the years ended June 30, 2015, June 30, 2014, June 30, 2013, June 30, 2012 and June 30, 2011, respectively.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Total Return Bond Fund
	Class C Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$10.15	$9.82	$10.00	$9.65	$9.59
Investment Activities:
Net investment income (a)	0.28	0.29	0.20	0.31	0.30
Net realized and unrealized gains (losses) on investments	(0.36)	0.30	(0.15)	0.33	0.08
Total from Investment Activities	(0.08)	0.59	0.05	0.64	0.38
Distributions:
Net investment income	(0.21)	(0.26)	(0.23)	(0.29)	(0.32)
Total Distributions	(0.21)	(0.26)	(0.23)	(0.29)	(0.32)
Net Asset Value, End of Period	$9.86	$10.15	$9.82	$10.00	$9.65
Total Return (excludes contingent deferred sales charge)	(0.87)%	6.19%	0.48%	6.75%	4.03%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,601	$4,941	$7,270	$6,101	$4,563
Ratio of net expenses to average net assets	1.60%	1.60%	1.54%	1.40%	1.40%
Ratio of net investment income to average net assets	2.80%	2.89%	1.93%	3.12%	3.12%
Ratio of gross expenses to average net assets	2.02%	1.96%	1.94%	1.94%	1.87%
Portfolio turnover (b) (c)	259%	262%	373%	362%	258%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  The Portfolio turnover rates excluding mortgage dollar roll transactions were 62%, 98%, 64%, 110%, and 96% for the years ended June 30, 2015, June 30, 2014, June 30, 2013, June 30, 2012 and June 30, 2011, respectively.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Munder Total Return Bond Fund
Class R6 Shares
Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$10.02
Investment Activities:
Net investment income (b)	0.10
Net realized and unrealized losses on investments	(0.21)
Total from Investment Activities	(0.11)
Distributions:
Net investment income	(0.10)
Total Distributions	(0.10)
Net Asset Value, End of Period	$9.81
Total Return (c)	(1.16)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,418
Ratio of net expenses to average net assets (d)	0.58%
Ratio of net investment income to average net assets (d)	2.93%
Ratio of gross expenses to average net assets (d)	1.51%
Portfolio turnover (e) (f)	259%

(a)  Class R6 Shares of the Fund commenced operations on March 4, 2015.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  The portfolio turnover rate excluding mortgage dollar roll transactions was 62% for the year ended June 30, 2015.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Total Return Bond Fund
	Class Y Shares
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$10.10	$9.77	$9.95	$9.61	$9.54
Investment Activities:
Net investment income (a)	0.36	0.38	0.30	0.40	0.40
Net realized and unrealized gains (losses) on investments	(0.34)	0.31	(0.15)	0.33	0.09
Total from Investment Activities	0.02	0.69	0.15	0.73	0.49
Distributions:
Net investment income	(0.31)	(0.36)	(0.33)	(0.39)	(0.42)
Total Distributions	(0.31)	(0.36)	(0.33)	(0.39)	(0.42)
Net Asset Value, End of Period	$9.81	$10.10	$9.77	$9.95	$9.61
Total Return	0.18%	7.18%	1.49%	7.75%	5.20%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$89,310	$54,345	$50,526	$51,897	$83,353
Ratio of net expenses to average net assets	0.60%	0.60%	0.53%	0.40%	0.40%
Ratio of net investment income to average net assets	3.59%	3.83%	2.93%	4.13%	4.12%
Ratio of gross expenses to average net assets	0.71%	96%	0.94%	0.94%	0.87%
Portfolio turnover (b) (c)	259%	262%	373%	362%	258%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  The Portfolio turnover rates excluding mortgage dollar roll transactions were 62%, 98%, 64%, 110%, and 96% for the years ended June 30, 2015, June 30, 2014, June 30, 2013, June 30, 2012 and June 30, 2011, respectively.

See notes to financial statements.

Notes to Financial Statements

The Victory Portfolios  June 30, 2015

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of June 30, 2015, the Trust offered shares of 25 funds.

On November 1, 2014, each Fund, a series of Munder Series Trust, transferred all of its assets and liabilities to a newly organized comparable series of The Trust each an open-end investment company, in a tax free reorganization. Shares outstanding and net asset values did not change as a result of the reorganization. Prior to the reorganization, Class B and Class K Shares were closed. Shareholders of those classes were exchanged into Class A and Class Y, respectively. The Munder Small-Cap Growth Fund commenced operations on May 1, 2015.

The accompanying financial statements are those of the following funds (collectively, the "Funds" and individually, a "Fund").

Funds	Investment Share Classes Offered
Integrity Micro-Cap Equity Fund	Classes A, C, R and Y
Integrity Mid-Cap Value Fund	Classes A and Y
Integrity Small-Cap Value Fund	Classes A, C, R, R6 and Y
Integrity Small/Mid-Cap Value Fund	Classes A, R6 and Y
Munder Growth Opportunities Fund	Classes A, C, R and Y
Munder Index 500 Fund	Classes A, R and Y
Munder Mid-Cap Core Growth Fund	Classes A, C, R, R6 and Y
Munder Small-Cap Growth Fund	Classes A, I and Y
Trivalent Emerging Markets Small-Cap Fund (formerly Munder Emerging Markets Small-Cap Fund)	Classes A and Y
Trivalent International Fund — Core Equity (formerly Munder International Fund — Core Equity)	Classes A, C, I, R6 and Y
Trivalent International Small-Cap Fund (formerly	Classes A, C, I, R6 and Y
Munder International Small Cap Fund)
Munder Total Return Bond Fund	Classes A, C, R6 and Y

Each Fund offers two or more classes of shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Integrity Micro-Cap Equity Fund, Integrity Mid-Cap Value Fund and Integrity Small/Mid-Cap Value Fund seek to provide capital appreciation. The Munder Mid-Cap Core Growth Fund, Integrity Small-Cap Value Fund, Munder Growth Opportunities Fund and Munder Small-Cap Growth Fund seek to provide long-term capital appreciation. The Munder Index 500 Fund seeks to provide performance and income that is comparable to the S&P 500© Index. The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund — Core Equity and Trivalent International Small-Cap Fund seek to provide long-term growth of capital. The Munder Total Return Bond Fund seeks to provide a high level of current income. Its secondary investment objective is capital appreciation.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges or the NASDAQ National Market System, including American Depositary Receipts ("ADRs"), are valued at the official closing price if available, or the last sales price, on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In accordance with procedures adopted by the Board of Trustees (the "Board"), fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund — Core Equity and Trivalent International Small-Cap Fund use a systemic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are generally valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term fixed-income investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

Futures contracts are generally valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value as reported by such companies. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the inputs used to value the Funds' investments as of June 30, 2015, while the breakdown, by category, of equity securities are disclosed on the Schedules of Portfolio Investments for each Fund (in thousands):

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		LEVEL 3 — Other Significant Unobservable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments	Investments in Securities	Other Financial Investments^
Integrity Micro-Cap Equity Fund
Common Stocks	$104,063	$—	$—	$—	$—	$—	$104,063	$—
Investment Companies	—	—	3,485	—	—	—	3,485	—
Exchange-Traded Funds	6,110	—	—	—	—	—	6,110	—
Total	110,173	—	3,485	—	—	—	113,658	—
Integrity Mid-Cap Value Fund
Common Stocks	14,618	—	—	—	—	—	14,618	—
Investment Companies	—	—	461	—	—	—	461	—
Total	14,618	—	461	—	—	—	15,079	—
Integrity Small-Cap Value Fund
Common Stocks	1,380,077	—	—	—	—	—	1,380,077	—
Investment Companies	—	—	50,353	—	—	—	50,353	—
Total	1,380,077	—	50,353	—	—	—	1,430,430	—
Integrity Small/Mid-Cap Value Fund
Common Stocks	21,886	—	—	—	—	—	21,886	—
Investment Companies	—	—	674	—	—	—	674	—
Total	21,886	—	674	—	—	—	22,560	—
Munder Growth Opportunities Fund
Common Stocks	483,008	—	—	—	—	—	483,008	—
Investment Companies	—	—	3,822	—	—	—	3,822	—
Total	483,008	—	3,822	—	—	—	486,830	—

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs		LEVEL 3 — Other Significant Unobservable Inputs		Total
	Investments in Securities		Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments	Investments in Securities	Other Financial Investments^
Munder Index 500 Fund
Common Stocks	$252,568		$—	$—	$—	$—	$—	$252,568	$—
U.S. Treasury Obligations	—		—	1,000	—	—	—	1,000	—
Investment Companies	—		—	7,901	—	—	—	7,901	—
Futures Contracts	—		(132)	—	—	—	—	—	(132)
Total	252,568		(132)	8,901	—	—	—	261,469	(132)
Munder Mid-Cap Core Growth Fund
Common Stocks	6,163,265		—	—	—	—	—	6,163,265	—
Investment Companies	—		—	25,318	—	—	—	25,318	—
Exchange-Traded Funds	156,325		—	—	—	—	—	156,325	—
Total	6,319,590		—	25,318	—	—	—	6,344,908	—
Munder Small Cap Growth Fund
Common Stocks	4,317		—	—	—	—	—	4,317	—
Investment Companies	—		—	9	—	—	—	9	—
Exchange-Traded Funds	115		—	—	—	—	—	115	—
Total	4,432		—	9	—	—	—	4,441	—
Trivalent Emerging Markets Small-Cap Fund
Common Stocks	836	(a)	—	3,190	—	15	—	4,041	—
Preferred Stocks	—		—	29	—	—	—	29	—
Rights	—		—	36	—	—	—	36	—
Exchange-Traded Funds	267		—	—	—	—	—	267	—
Total	1,103		—	3,255	—	15	—	4,373	—
Trivalent International Fund-Core Equity
Common Stocks	3,473	(b)	—	24,976	—	—	—	28,449	—
Exchange-Traded Funds	338		—	—	—	—	—	338	—
Cash Equivalents	—		—	99	—	—	—	99	—
Total	3,811		—	25,075	—	—	—	28,886	—
Trivalent International Small-Cap Fund
Common Stocks	38,761	(c)	—	516,029	—	955	—	555,745	—
Exchange-Traded Funds	8,368		—	—	—	—	—	8,368	—
Cash Equivalents	—		—	5,885	—	—	—	5,885	—
Total	47,129		—	521,914	—	955	—	569,998	—

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		LEVEL 3 — Other Significant Unobservable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments	Investments in Securities	Other Financial Investments^
Munder Total Return Bond Fund
Asset Backed Securities	$—	$—	$8,645	$—	$—	$—	$8,645	$—
Collateralized Mortgage Obligations	—	—	5,988	—	—	—	5,988	—
Corporate Bonds	—	—	62,779	—	—	—	62,779	—
Municipal Bonds	—	—	1,560	—	—	—	1,560	—
U.S. Government Mortgage Backed Agencies	—	—	33,793	—	—	—	33,793	—
U.S. Treasury Obligations	—	—	4,572	—	—	—	4,572	—
Investment Companies	—	—	20,787	—	—	—	20,787	—
Exchange-Traded Funds	8,175	—	—	—	—	—	8,175	—
Futures Contracts	—	(51)	—	—	—	—	—	(51)
Total	$8,175	$(51)	$138,124	$—	$—	$—	$146,299	$(51)

^  Other Financial instruments include any derivative instruments not reflected in the Schedules of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(a)  Consists of holdings: All ADRs and all securities listed under Brazil, Chile and Mexico.

(b)  Consists of holdings: All ADRs and all securities listed under Brazil, Canada and Mexico.

(c)  Consists of holdings: All ADRs and all securities listed under Canada and Cayman Islands.

Significant transfers occurred between Levels 1 and 2 based on recognition dates of June 30, 2014 and June 30, 2015. The Funds' current policy is to look through to the underlying investments in Investment Companies to determine the ASC 820 Level. On June 30, 2015, all international securities, except as noted above, were fair valued and are listed as Level 2 investments. As of the reorganization, the Funds' policy is to categorize Treasury Obligations as Level 2 investments.

Transfers from Level 1 to Level 2
Integrity Micro-Cap Equity Fund
Investment Companies	$3,485
Integrity Mid-Cap Value Fund
Investment Companies	461
Integrity Small-Cap Value Fund
Investment Companies	50,353
Integrity Small/Mid-Cap Value Fund
Investment Companies	674

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

Transfers from Level 1 to Level 2
Munder Growth Opportunities Fund
Investment Companies	$3,822
Munder Index 500 Fund
Investment Companies	7,901
U.S. Treasury Obligations	1,000
Munder Mid-Cap Core Growth Fund
Investment Companies	25,318
Munder Small-Cap Growth Fund
Investment Companies	9
Trivalent Emerging Markets Small-Cap Fund
Common Stocks	3,190
Preferred Stocks	29
Rights	36
Trivalent International Fund — Core Equity
Common Stocks	24,976
Cash Equivalents	99
Trivalent International Small-Cap Fund
Common Stocks	516,029
Cash Equivalents	5,885
Munder Total Return Bond Fund
Investment Companies	20,787

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Trivalent Emerging Markets Small-Cap Fund	Investments in Securities
Balance as of 6/30/14	$—
Realized Gain (Loss)	—
Change in unrealized appreciation/(depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	15
Balance as of 6/30/15	$15
Trivalent International Small-Cap Fund	Investments in Securities
Balance as of 6/30/14	$—
Realized Gain (Loss)	—
Change in unrealized appreciation/(depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	955
Balance as of 6/30/15	$955

At June 30, 2015, two securities held were classified as Level 3 due to halts in trading. Fair market values were determined in good faith by the Pricing Committee using various inputs, including unobservable inputs of discounts for illiquidity and and due to negative information available about the companies. One security was held in Trivalent Emerging Markets Small-Cap Fund and the other was held in Munder International Small-Cap Fund. The securities were discounted 27% and 50%, respectively, from their last trade price.

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities, including those designated as to be announced ("TBAs") in the Schedule of Portfolio Investments, on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is "to be announced" 48 hours prior to the established trade settlement date. The value of the security may vary with the market fluctuations during the time before the Fund takes delivery of the security. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of June 30, 2015, the Funds had outstanding when-issued purchase commitments covered by the segregated assets as identified on the Schedules of Portfolio Investments.

Mortgage Dollar Rolls:

The Munder Total Return Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty to buy back similiar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage roll dollars from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. Mortgage dollar rolls are treated as financing transactions unless the sale and repurchase are determined to involve securities that are not substantially the same. Therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition or the sale and repurchase are determined to involve securities that are not substantially the same. Income is generated as consideration for entering into these transactions and is included in income on the Fund's Statement of Operations.

Foreign Currency Contracts:

The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund — Core Equity and Trivalent International Small-Cap Fund may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund — Core Equity and Trivalent International Small-Cap Fund enter into foreign currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign currency contract or if the value of the foreign currency

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

changes unfavorably. In addition, the use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of June 30, 2015, the Funds had no open forward foreign currency contracts.

Futures Contracts:

Each Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's future positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of June 30, 2015.

	Assets	Liabilities
Fund	Variation Margin on Futures Contracts*	Variation Margin on Futures Contracts*
Equity Risk Exposure:
Munder Index 500 Fund	$—	$132
Interest Rate Risk Exposure:
Munder Total Return Bond Fund	2	52

*  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the Schedules of Portfolio Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended June 30, 2015.

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations
Fund	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure:
Munder Index 500 Fund	$520	$68
Interest Rate Risk Exposure:
Munder Total Return Bond Fund	(320)	(69)

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

All open derivative positions at year end are reflected on each respective Fund's Schedule of Portfolio Investments. The notional amount of open derivative positions relative to each Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on dividends as a result of certain investments in foreign securities by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transaction. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gain or loss from these fluctuations are disclosed as net realized gains or losses from foreign currency translations on the Statements of Operations.

Dividends to Shareholders:

Each of the Funds (except Munder Total Return Bond Fund and Munder Index 500 Fund) declare and distribute dividends from net investment income at least annually, if any. Dividends from net investment income are declared and paid monthly for the Munder Total Return Bond Fund, if any. Dividends from net investment income are declared and paid quarterly for the Munder Index 500 Fund, if any. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and premiums and paydown gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of June 30.

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliate trust based upon net assets or another appropriate basis.

Income, expenses (other than class specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), realized and unrealized gains or losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Subsequent Events:

The Funds have evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended June 30, 2015 were as follows (in thousands):

Fund	Purchases (excluding U.S. Government Securities and Mortgage Dollar Rolls)	Sales (excluding U.S. Government Securities and Mortgage Dollar Rolls)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities	Purchases (including Mortgage Dollar Rolls and excluding U.S. Government Securities)	Sales (including Mortgage Dollar Rolls and excluding U.S. Government Securities)
Integrity Micro-Cap Equity Fund	$41,378	$65,571	$—	$—	$—	$—
Integrity Mid-Cap Value Fund	13,724	6,577	—	—	—	—
Integrity Small-Cap Value Fund	776,548	434,687	—	—	—	—
Integrity Small/Mid-Cap Value Fund	20,589	8,007	—	—	—	—
Munder Growth Opportunities Fund	576,119	638,434	—	—	—	—
Munder Index 500 Fund	9,883	36,531	—	—	—	—
Munder Mid-Cap Core Growth Fund	1,705,015	2,251,395	—	—	—	—
Munder Small Cap Growth Fund	1,204	216	—	—	—	—

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

Fund	Purchases (excluding U.S. Government Securities and Mortgage Dollar Rolls)	Sales (excluding U.S. Government Securities and Mortgage Dollar Rolls)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities	Purchases (including Mortgage Dollar Rolls and excluding U.S. Government Securities)	Sales (including Mortgage Dollar Rolls and excluding U.S. Government Securities)
Trivalent Emerging Markets Small-Cap Fund	$5,224	$3,343	$—	$—	$—	$—
Trivalent International Fund — Core Equity Fund	17,547	16,771	—	—	—	—
Trivalent International Small-Cap Fund	467,391	294,490	—	—	—	—
Munder Total Return Bond Fund	70,294	56,891	44,980	35,981	336,200	310,477

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management, Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees for its services, computed daily and payable monthly based on a percentage of the average daily net assets of each Fund, at the rates included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

	Adviser Fee Tier and Rate
	Flat Rate
Integrity Micro-Cap Equity Fund	1.00%
	Up to $500 million	over $500 million
Integrity Mid-Cap Value Fund	0.75%	0.70%
	Up to $300 million	over $300 million
Integrity Small-Cap Value Fund	0.90%	0.85%
	Up to $300 million	over $300 million
Integrity Small/Mid-Cap Value Fund	0.90%	0.85%
	Up to $1 billion	$1 billion — $2 billion	over $2 billion
Munder Growth Opportunities Fund	0.75%	0.72%	0.70%
	Up to $250 million	$250 million — $500 million	over $500 million
Munder Index 500 Fund	0.20%	0.12%	0.07%

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

	Up to $6 billion	$6 billion — $8 billion	over $8 billion
Munder Mid-Cap Core Growth Fund	0.75%	0.70%	0.65%
	Flat Rate
Munder Small Cap Growth Fund	0.85%
	Flat Rate
Trivalent Emerging Markets Small Cap Fund	1.10%
	Up to $1 billion	over $1 billion
Trivalent International Fund — Core Equity	0.80%	0.75%
	Up to $1 billion	over $1 billion
Trivalent International Small Cap Fund	0.95%	0.90%
	Flat Rate
Munder Total Return Bond Fund	0.40%

Prior to November 1, 2014, Munder Capital Management ("MCM") provided investment advisory services to those series of Munder Series Trust that were reorganized into the Funds under the same terms.

Pursuant to an investment sub-advisory agreement with the Adviser, World Asset Management, Inc. ("World") is responsible for management of the Munder Index 500 Fund, including all decisions regarding purchases and sales of portfolio securities.

Comerica Bank, which is an affiliate of World, provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. For the year ended June 30, 2015, Comerica Bank was paid $3,094 for its administrative, record keeping and other related services provided to the Fund.

The term "affiliated company" includes any company with control over an investment advisor or sub-advisor to a Fund. At, or during the year ended June 30, 2015, the Munder Index 500 Fund held the following securities of a company that could be deemed to be an affiliated company:

		Purchased		Sold
Company	Value at 6/30/14	Cost	Shares	Proceeds	Shares	Value at 6/30/15	Dividend Income	Realized Gain
Comerica Incorporated	$138,692	$—	—	$12,143	256	$128,762	$2,691	$5,785

Prior to November 1, 2014 Integrity Asset Management, LLC ("Integrity"), was a wholly owned subsidiary of Munder Capital Management, the previous Advisor, and served as sub-advisor to the Integrity Micro-Cap Equity Fund, Integrity Mid-Cap Value Fund, Integrity Small Cap Value Fund and the Integrity Small/Mid-Cap Value Fund. Pursuant to an investment subadvisory agreement with Munder Capital Management, Integrity was responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Funds in accordance with the Funds' investment objectives, strategies, policies and limitations, investing and reinvesting the assets of the Funds, overseeing the placement of purchase and sale orders for the Funds and providing research services for the Funds. For its services with regard to the Funds, Integrity was entitled to receive from Munder Capital Management a fee, computed daily and payable monthly, at an annual rate of 0.60% for the Integrity Micro-Cap Equity Fund, Integrity Small Cap Value Fund, Integrity Small/Mid-Cap Value Fund and 0.50% for the Integrity Mid-Cap Value Fund.

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

VCM also serves as the Funds' administrator and fund accountant effective November 1, 2014. Under an Administration and Fund Accounting Agreement, VCM is paid for its services at the following annual rates based on the average daily net assets of the Trust and the Victory Variable Insurance Funds (collectively, the "Trusts"):

Trusts Net Assets	Annual Fee
First $8 billion	0.108%
Over $8 billion to $10 billion	0.078%
Next $2 billion	0.075%
Thereafter	0.065%

Prior to November 1, 2014, MCM served as administrator to the Funds and received from each Fund an asset-based fee plus a fixed annual reporting fee of $8,800. The asset-based portion of the fee was computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

Effective November 1, 2014, Citi Fund Services Ohio, Inc. ("Citi") serves as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Until June 8, 2015, PFPC Inc acted as transfer agent for the Funds. Effective June 8, 2015, Sungard Investor Services LLC acts as the Funds' transfer agent. The Funds also pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services. Fees paid to PFPC Inc, Sungard Investor Services LLC and other intermediaries or financial institutions for these services are reflected on the Statements of Operations as Transfer agent fees.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Prior to November 1, 2014, Funds Distributor, LLC served as distributor.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25%, 0.50% and 1.00% of the average daily net assets of Class A, Class R and Class C Shares of each of the Funds, respectively (except for Class A Shares of the Munder Index 500 Fund which pays a rate of up to 0.15%). Prior to November 1, 2014, the maximum rates payable under the Munder Distribution and Service Plan for each class of shares, as a percentage of average daily net assets, for 12b-1 fees was 0.25%, 1.00% and 1.00% for Class A, Class B and Class C Shares, respectively and a Service Fee of 0.25% for Class K Shares. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class C or Class R Shares of the Funds. For the year ended June 30, 2015, the Funds paid affiliates of the Adviser of the Funds $3 thousand under the Distribution and Service Plans.

In addition, the Distributor is entitled to receive commissions on the sales of Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the year ended June 30, 2015, the Distributor received approximately $99 thousand from commissions earned on sales of Class A Shares and the transfer agent received $19 thousand from redemptions of Class C Shares of the Funds.

The Adviser has entered into contractual expense limitation agreements with each of the Funds under the same terms as the previous advisor. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the annual expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of June 30, 2015, the expense limits are as follows:

Fund	Class	Expense Limit(a)
Integrity Micro-Cap Equity Fund	Class A Shares	1.83%
Integrity Micro-Cap Equity Fund	Class C Shares	2.58%
Integrity Micro-Cap Equity Fund	Class R Shares	2.08%
Integrity Micro-Cap Equity Fund	Class Y Shares	1.58%
Integrity Mid-Cap Value Fund	Class A Shares	1.50%
Integrity Mid-Cap Value Fund	Class Y Shares	1.25%
Integrity Small-Cap Value Fund	Class A Shares	1.50%
Integrity Small-Cap Value Fund	Class C Shares	2.25%
Integrity Small-Cap Value Fund	Class R Shares	1.75%
Integrity Small-Cap Value Fund	Class R6 Shares	1.07%
Integrity Small-Cap Value Fund	Class Y Shares	1.25%
Integrity Small/Mid-Cap Value Fund	Class A Shares	1.50%
Integrity Small/Mid-Cap Value Fund	Class R6 Shares	1.21	%(b)
Integrity Small/Mid-Cap Value Fund	Class Y Shares	1.25%
Munder Growth Opportunities Fund	Class A Shares	1.63%
Munder Growth Opportunities Fund	Class C Shares	2.38%
Munder Growth Opportunities Fund	Class R Shares	1.88%
Munder Growth Opportunities Fund	Class Y Shares	1.38%
Munder Index 500 Fund	Class A Shares	0.73%
Munder Index 500 Fund	Class R Shares	1.08%
Munder Index 500 Fund	Class Y Shares	0.58%
Munder Mid-Cap Core Growth Fund	Class A Shares	1.32%
Munder Mid-Cap Core Growth Fund	Class C Shares	2.07%
Munder Mid-Cap Core Growth Fund	Class R Shares	1.57%
Munder Mid-Cap Core Growth Fund	Class R6 Shares	0.89%
Munder Mid-Cap Core Growth Fund	Class Y Shares	1.07%
Munder Small-Cap Growth Fund	Class A Shares	1.40	%(b)
Munder Small-Cap Growth Fund	Class I Shares	1.15	%(b)
Munder Small-Cap Growth Fund	Class Y Shares	1.25	%(b)
Trivalent Emerging Markets Small-Cap Fund	Class A Shares	1.73%
Trivalent Emerging Markets Small-Cap Fund	Class Y Shares	1.48%
Trivalent International Fund — Core Equity	Class A Shares	1.47%
Trivalent International Fund — Core Equity	Class C Shares	2.22%
Trivalent International Fund — Core Equity	Class I Shares	0.96%
Trivalent International Fund — Core Equity	Class R6 Shares	0.96	%(b)
Trivalent International Fund — Core Equity	Class Y Shares	1.22%
Trivalent International Small-Cap Fund	Class A Shares	1.35%
Trivalent International Small-Cap Fund	Class C Shares	2.10%
Trivalent International Small-Cap Fund	Class I Shares	0.95%
Trivalent International Small-Cap Fund	Class R6 Shares	1.10%
Trivalent International Small-Cap Fund	Class Y Shares	1.10%
Munder Total Return Bond Fund	Class A Shares	0.85%
Munder Total Return Bond Fund	Class C Shares	1.60%
Munder Total Return Bond Fund	Class R6 Shares	0.58	%(b)
Munder Total Return Bond Fund	Class Y Shares	0.60%

(a) In effect until at least October 31, 2016 (unless otherwise noted).

(b) In effect until at least October 31, 2018.

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

The Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of June 30, 2015, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

	Expires 6/30/16	Expires 6/30/17	Expires 6/30/18	Total	Amount Repaid to Adviser
Integrity Micro-Cap Equity Fund	$—	$—	$6,533	$6,533	$—
Integrity Mid-Cap Value Fund	193,840	184,898	65,624	708,199	—
Integrity Small-Cap Value Fund	299,472	124,655	97,490	874,153	62,725
Integrity Small/Mid-Cap Value Fund	199,300	175,734	75,998	721,709	—
Munder Growth Opportunities Fund	—	—	3,318	3,318	—
Munder Mid-Cap Core Growth Fund	—	—	662,730	662,730	—
Munder Small-Cap Growth Fund	—	—	1,998	1,998	—
Trivalent Emerging Markets Small-Cap Fund	—	234,275	128,388	362,663	—
Trivalent International Fund — Core Equity	380,341	273,200	175,284	1,224,906	—
Trivalent International Small-Cap Fund	249,538	865,812	1,043,661	2,472,064	—
Munder Total Return Bond Fund	—	—	168,991	168,991	—

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended June 30, 2015.

5.  Risks:

Each Fund may be subject to other risks in addition to these identified risks.

The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund — Core Equity and Trivalent International Small-Cap Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position. The Schedule of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographical composition, as relevant.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Trust and the Victory Institutional Funds, (collectively, the "Victory Trusts") participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. Prior to the reorganization on November 1, 2014, the Munder Funds participated in a line of credit with State Street Bank and Trust Company ("SSB"). Borrowings under the SSB line of credit may not exceed the lesser of $50 million or 25% of the Fund's adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. SSB was paid on a quarterly commitment fee equal to 0.11% on the unused commitment. For the four months ended October 31, 2014, SSB earned approximately $19 thousand in Line of Credit fees. For the eight months ended June 30, 2015, Citibank earned approximately $33 thousand in Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of these commitment fees plus any interest on amounts borrowed. The average loan for the days outstanding and average interest rate for each Fund during the year ended June 30, 2015 were as follows (Average Loan in thousands):

Fund	Average Loan	Average Rate
Integrity Micro-Cap Equity Fund	$3,100	1.42%
Munder Growth Opportunities Fund	1,500	1.27%
Munder Mid-Cap Core Growth Fund	5,750	1.41%
Trivalent International Small-Cap Fund	21,500	1.42%

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Year Ended June 30, 2015
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Integrity Micro-Cap Equity Fund	$1,672	$8,747	$10,419	$10,419
Integrity Mid-Cap Value Fund	104	229	333	333
Integrity Small-Cap Value Fund	—	—	—	—
Integrity Small/Mid-Cap Value Fund	123	545	668	668
Munder Growth Opportunities Fund	—	1,507	1,507	1,507
Munder Index 500 Fund	4,601	19,293	23,894	23,894
Munder Mid-Cap Core Growth Fund	28,468	625,669	654,138	654,138
Trivalent Emerging Markets Small-Cap Fund	25	—	25	25
Trivalent International Fund-Core Equity	313	—	313	313
Trivalent International Small-Cap Fund	5,976	—	5,976	5,976
Munder Total Return Bond Fund	3,034	—	3,034	3,034

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

	Year Ended June 30, 2014
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Integrity Micro-Cap Equity Fund	$692	$13,528	$14,220	$14,220
Integrity Mid-Cap Value Fund	60	48	108	108
Integrity Small-Cap Value Fund	1,232	—	1,232	1,232
Integrity Small/Mid-Cap Value Fund	126	4	130	130
Munder Growth Opportunities Fund	—	—	—	—
Munder Index 500 Fund	4,583	14,009	18,592	18,592
Munder Mid-Cap Core Growth Fund	6,225	106,280	112,505	112,505
Munder Small-Cap Growth Fund	—	—	—	—
Trivalent Emerging Markets Small-Cap Fund	12	—	12	12
Trivalent International Fund-Core Equity	630	801	1,431	1,431
Trivalent International Small-Cap Fund	6,105	—	6,105	6,105
Munder Total Return Bond Fund	3,136	—	3,136	3,136

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Late Year Ordinary Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Deficit)
Integrity Micro-Cap Equity Fund	$—	$7,191	$7,191	$—	$(487)	$26,916	$33,620
Integrity Mid-Cap Value Fund	—	79	79	—	(5)	1,510	1,584
Integrity Small-Cap Value Fund	936	22,645	23,581	—	—	175,534	199,115
Integrity Small/Mid-Cap Value Fund	—	—	—	—	(50)	1,915	1,865
Munder Growth Opportunities Fund	27,520	54,652	82,172	(10,864)	—	47,596	118,904
Munder Index 500 Fund	210	18,948	19,158	—	—	174,551	193,709
Munder Mid-Cap Core Growth Fund	23,330	458,734	482,064	—	—	2,307,188	2,789,252
Munder Small-Cap Growth Fund	—	—	—	(7)	—	187	180
Trivalent Emerging Markets Small-Cap Fund	15	—	15	—	(63)	404	356
Trivalent International Fund-Core Equity	80	—	80	(34,522)	(213)	3,424	(31,231)

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Late Year Ordinary Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Deficit)
Trivalent International Small-Cap Fund	$4,354	$5,221	$9,575	$—	$—	$88,478	$98,053
Munder Total Return Bond Fund	1,196	—	1,196	(3,580)	(454)	(778)	(3,616)

*  Under the current tax law, net investment losses realized after December 31 of a Fund's fiscal year may be deferred and treated as occuring on the first business day of the following fiscal year for tax purposes.

**  The difference between the book-basis and tax-basis of unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended June 30, 2015, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration are applied as either short-term or long-term depending on the originating capital loss and must be utilized before those that are subject to expiration.

CLCFs subject to expiration:

	Expiration Year
	2017	2018	Total
Trivalent International Fund-Core Equity	$29,864	$—	$29,864
Munder Total Return Bond Fund	—	3,446	3,446

During the year ended June 30, 2015, the Integrity Small-Cap Value Fund, Munder Growth Opportunities Fund, Munder Mid-Cap Core Growth Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund utilized $20,742, $3,769, $510, $1,498 and $17,632 respectively, (in thousands) of capital loss carryforwards. During the year ended June 30, 2015, $4,897 (in thousands) of capital loss carryforwards expired in the Munder Total Return Bond Fund.

CLCFs subject to expiration that are limited as a result of changes in Fund ownership during the year and in prior years:

	Expiration Year
	2016	2017	2018	2019	Total
Munder Growth Opportunities Fund	$2,527	$2,420	$5,917	$—	$10,864
Trivalent International Fund-Core Equity	—	—	2,655	989	3,644

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
Munder Small-Cap Growth Fund	$7	$—	$7
Trivalent International Fund-Core Equity	1,014	—	1,014
Munder Total Return Bond Fund	45	89	134

Notes to Financial Statements — continued

The Victory Portfolios  June 30, 2015

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized (depreciation) and net unrealized appreciation/(depreciation) as of June 30, 2015 were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Integrity Micro-Cap Equity Fund	$86,743	$29,247	$(2,332)	$26,915
Integrity Mid-Cap Value Fund	13,569	1,904	(394)	1,510
Integrity Small-Cap Value Fund	1,254,896	218,976	(43,442)	175,534
Integrity Small/Mid-Cap Value Fund	20,645	2,677	(762)	1,915
Munder Growth Opportunities Fund	439,234	56,845	(9,249)	47,596
Munder Index 500 Fund	86,918	178,862	(4,311)	174,551
Munder Mid-Cap Core Growth Fund	4,037,720	2,412,874	(105,686)	2,307,188
Munder Small-Cap Growth Fund	4,254	287	(100)	187
Trivalent Emerging Markets Small-Cap Fund	3,969	646	(242)	404
Trivalent International Fund-Core Equity	25,460	4,665	(1,241)	3,424
Trivalent International Small-Cap Fund	481,501	104,841	(16,363)	88,478
Munder Total Return Bond Fund	147,076	1,566	(2,344)	(778)

8.  Legal and Regulatory Matters:

Hundreds of former Tribune Company shareholders, including the predecessor fund to the Victory Munder Index 500 Fund, have been named as defendants in two cases arising out of the Tribune Company's 2007 leveraged buyout transaction ("LBO"). In Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the "FitzSimons action"), the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former alleged Tribune shareholders any proceeds they received in connection with the LBO.

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the "SLCFC actions") against specifically-named former alleged Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the "MDL Proceeding"). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants' motion to dismiss the SLCFC actions on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

The predecessor fund to the Victory Munder Index 500 Fund has been named as a defendant in the FitzSimons action because it was among a class of defendants that tendered Tribune shares in the LBO. The complaints, however, allege no misconduct by the Fund. The value of the proceeds received by the Fund was approximately $357,000. At this time, the Fund cannot predict with any reasonable certainty the probable outcome of these proceedings. Consequently, management is unable to estimate the possible loss that may result.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the Victory Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Integrity Micro-Cap Equity Fund (formerly, Munder Micro-Cap Equity Fund), Integrity Mid-Cap Value Fund (formerly, Munder Integrity Mid-Cap Value Fund), Integrity Small-Cap Value Fund, Integrity Small/Mid-Cap Value Fund (formerly, Munder Integrity Small/Mid-Cap Value Fund), Munder Growth Opportunities Fund, Munder Index 500 Fund, Munder Mid-Cap Core Growth Fund, Munder Small-Cap Growth Fund, Trivalent Emerging Markets Small-Cap Fund (formerly, Munder Emerging Markets Small-Cap Fund), Trivalent International Fund-Core Equity (formerly, Munder International Fund — Core Equity) Trivalent International Small-Cap Fund (formerly Munder International Small-Cap Fund), and Munder Total Return Bond Fund (formerly, Munder Bond Fund) (the "Funds") (twelve of the portfolios comprising Victory Portfolios) as of June 30, 2015, and the related statements of operations and cash flows (Munder Total Return Bond Fund only) for the year or period then ended, the statements of changes in net assets for each of the two years or period indicated therein, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Integrity Small-Cap Value Fund for the periods ended prior to March 1, 2011 were audited by another independent registered public accounting firm whose report dated April 28, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios at June 30, 2015, the results of their operations and its cash flows (Munder Total Return Bond Fund only) for the year or period then ended, the changes in their net assets for each of the two years or period indicated therein, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
August 28, 2015

Supplementary Information

The Victory Portfolios  June 30, 2015

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 25 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds, one portfolio in The Victory Institutional Funds and 21 portfolios in the Compass EMP Funds Trust, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 63	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 68	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc. (2002-2011); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 63	Trustee	May 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 61	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).

Supplementary Information — continued

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(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 62	Trustee	February 2015	Bulk physical commodities broker, Endgate Commodities LLC (since 2014); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Member, Crossroad LLC (Consultants) (2009-2011).	Director, Caledonia Mining Corporation (since May 2012); Managing Member, Crossroad LLC (since May 2009).
David L. Meyer, 58	Trustee	December 2008	Retired.	None.
Leigh A. Wilson, 70	Chair and Trustee	November 1994	Private Investor.

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Supplementary Information — continued

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(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustee.
David C. Brown, 43	Trustee	May 2008	Chief Executive Officer (since August 2013), Co-Chief Executive Officer
			(2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Supplementary Information — continued

The Victory Portfolios  June 30, 2015

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 53	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 45	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 41	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 46	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 71	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 55	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 61	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Supplementary Information — continued

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(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (unless otherwise noted) from January 1, 2015 through June 30, 2015.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period 1/1/15-6/30/15*	Annualized Expense Ratio During Period 1/1/15-6/30/15
Integrity Micro-Cap Equity Fund
Class A Shares	$1,000.00	$1,082.00	$8.62	1.67%
Class C Shares	1,000.00	1,077.50	12.83	2.49%
Class R Shares	1,000.00	1,079.80	10.73	2.08%
Class Y Shares	1,000.00	1,083.70	7.28	1.41%
Integrity Mid-Cap Value Fund
Class A Shares	1,000.00	1,001.90	7.45	1.50%
Class Y Shares	1,000.00	1,003.80	6.21	1.25%
Integrity Small-Cap Value Fund
Class A Shares	1,000.00	1,011.80	7.48	1.50%
Class C Shares	1,000.00	1,008.30	11.25	2.26%
Class R Shares	1,000.00	1,013.50	5.44	1.09%
Class R6 Shares	1,000.00	1,014.20	5.14	1.03%
Class Y Shares	1,000.00	1,013.70	5.84	1.17%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

Supplementary Information — continued

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(Unaudited)

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period 1/1/15-6/30/15*	Annualized Expense Ratio During Period 1/1/15-6/30/15
Integrity Small/Mid-Cap Value Fund
Class A Shares	$1,000.00	$1,001.40	$7.44	1.50%
Class R6 Shares (a)	1,000.00	983.30	3.91	1.21%
Class Y Shares	1,000.00	1,002.10	6.25	1.25%
Munder Growth Opportunities Fund
Class A Shares	1,000.00	1,053.20	7.53	1.48%
Class C Shares	1,000.00	1,048.60	11.89	2.34%
Class R Shares	1,000.00	1,050.90	9.56	1.88%
Class Y Shares	1,000.00	1,055.10	5.66	1.11%
Munder Index 500 Fund
Class A Shares	1,000.00	1,009.60	3.14	0.63%
Class R Shares	1,000.00	1,007.40	5.18	1.04%
Class Y Shares	1,000.00	1,010.00	2.09	0.42%
Munder Mid-Cap Core Growth Fund
Class A Shares	1,000.00	1,051.50	6.71	1.32%
Class C Shares	1,000.00	1,048.20	10.16	2.00%
Class R Shares	1,000.00	1,050.20	7.98	1.57%
Class R6 Shares	1,000.00	1,053.70	4.53	0.89%
Class Y Shares	1,000.00	1,052.80	5.45	1.07%
Munder Small-Cap Growth Fund (b)
Class A Shares	1,000.00	1,047.00	2.39	1.40%
Class I Shares	1,000.00	1,048.00	1.97	1.15%
Class Y Shares	1,000.00	1,048.00	2.14	1.25%
Trivalent Emerging Markets Small-Cap Fund
Class A Shares	1,000.00	1,055.10	8.82	1.73%
Class Y Shares	1,000.00	1,056.00	7.54	1.48%
Trivalent International Fund — Core Equity
Class A Shares	1,000.00	1,065.30	7.53	1.48%
Class C Shares	1,000.00	1,061.00	11.34	2.23%
Class I Shares	1,000.00	1,066.80	4.92	0.96%
Class R6 Shares (a)	1,000.00	1,013.00	3.22	0.98%
Class Y Shares	1,000.00	1,065.40	6.25	1.23%
Trivalent International Small-Cap Fund
Class A Shares	1,000.00	1,126.30	7.12	1.35%
Class C Shares	1,000.00	1,122.70	10.58	2.01%
Class I Shares	1,000.00	1,128.70	5.01	0.95%
Class R6 Shares	1,000.00	1,127.90	5.80	1.10%
Class Y Shares	1,000.00	1,128.10	5.80	1.10%
Munder Total Return Bond Fund
Class A Shares	1,000.00	999.10	4.21	0.85%
Class C Shares	1,000.00	995.60	7.92	1.60%
Class R6 Shares (a)	1,000.00	988.40	1.88	0.58%
Class Y Shares	1,000.00	1,000.30	2.98	0.60%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

(a)  Information shown reflects values using the expense ratios and rates of return for the period from March 4, 2015 (date of commencement of operations) to June 30, 2015.

(b)  Information shown reflects values using the expense ratios and rates of return for the period from May 1, 2015 (date of commencement of operations) to June 30, 2015

Supplementary Information — continued

The Victory Portfolios  June 30, 2015

(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do no reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period 1/1/15-6/30/15*	Annualized Expense Ratio During Period 1/1/15-6/30/15
Integrity Micro-Cap Equity Fund
Class A Shares	$1,000.00	$1,016.51	$8.35	1.67%
Class C Shares	1,000.00	1,012.45	12.42	2.49%
Class R Shares	1,000.00	1,014.48	10.39	2.08%
Class Y Shares	1,000.00	1,017.80	7.05	1.41%
Integrity Mid-Cap Value Fund
Class A Shares	1,000.00	1,017.36	7.50	1.50%
Class Y Shares	1,000.00	1,018.60	6.26	1.25%
Integrity Small-Cap Value Fund
Class A Shares	1,000.00	1,017.36	7.50	1.50%
Class C Shares	1,000.00	1,013.59	11.28	2.25%
Class R Shares	1,000.00	1,019.39	5.46	1.75%
Class R6 Shares	1,000.00	1,019.69	5.16	1.03%
Class Y Shares	1,000.00	1,018.99	5.86	1.17%
Integrity Small/Mid-Cap Value Fund
Class A Shares	1,000.00	1,017.36	7.50	1.50%
Class R6 Shares	1,000.00	1,018.79	6.06	1.21%
Class Y Shares	1,000.00	1,018.55	6.31	1.26%
Munder Growth Opportunities Fund
Class A Shares	1,000.00	1,017.46	7.40	1.48%
Class C Shares	1,000.00	1,013.19	11.68	2.34%
Class R Shares	1,000.00	1,015.47	9.39	1.88%
Class Y Shares	1,000.00	1,019.29	5.56	1.11%
Munder Index 500 Fund
Class A Shares	1,000.00	1,021.67	3.16	0.63%
Class R Shares	1,000.00	1,019.64	5.21	1.04%
Class Y Shares	1,000.00	1,022.71	2.11	0.42%
Munder Mid-Cap Core Growth Fund
Class A Shares	1,000.00	1,018.25	6.61	1.32%
Class C Shares	1,000.00	1,014.88	9.99	2.00%
Class R Shares	1,000.00	1,017.01	7.85	1.57%
Class R6 Shares	1,000.00	1,020.38	4.46	0.89%
Class Y Shares	1,000.00	1,019.49	5.36	1.07%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

Supplementary Information — continued

The Victory Portfolios  June 30, 2015

(Unaudited)

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period 1/1/15-6/30/15*	Annualized Expense Ratio During Period 1/1/15-6/30/15
Munder Small-Cap Growth Fund
Class A Shares	$1,000.00	$1,017.85	$7.00	1.40%
Class I Shares	1,000.00	1,019.09	5.76	1.15%
Class Y Shares	1,000.00	1,018.60	6.26	1.25%
Trivalent Emerging Markets Small-Cap Fund
Class A Shares	1,000.00	1,016.22	8.65	1.73%
Class Y Shares	1,000.00	1,017.46	7.40	1.48%
Trivalent International Fund — Core Equity
Class A Shares	1,000.00	1,017.50	7.35	1.48%
Class C Shares	1,000.00	1,013.79	11.08	2.23%
Class I Shares	1,000.00	1,020.03	4.81	0.96%
Class R6 Shares	1,000.00	1,020.03	4.81	0.96%
Class Y Shares	1,000.00	1,018.74	6.11	1.23%
Trivalent International Small-Cap Fund
Class A Shares	1,000.00	1,018.10	6.76	1.35%
Class C Shares	1,000.00	1,014.83	10.04	2.01%
Class I Shares	1,000.00	1,020.08	4.76	0.95%
Class R6 Shares	1,000.00	1,019.34	5.51	1.10%
Class Y Shares	1,000.00	1,019.34	5.51	1.10%
Munder Total Return Bond Fund
Class A Shares	1,000.00	1,020.58	4.26	0.85%
Class C Shares	1,000.00	1,016.86	8.00	1.60%
Class R6 Shares	1,000.00	1,021.92	2.91	0.58%
Class Y Shares	1,000.00	1,021.82	3.01	0.60%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

Supplementary Information — continued

The Victory Portfolios  June 30, 2015

(Unaudited)

Additional Federal Income Tax Information

For the year ended June 30, 2015, the Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Integrity Micro-Cap Equity Fund	100%
Integrity Mid-Cap Value Fund	51%
Integrity Small/Mid-Cap Value Fund	63%
Munder Index 500 Fund	100%
Munder Mid-Cap Core Growth Fund	100%
Trivalent Emerging Markets Small-Cap Fund	100%
Trivalent International Fund-Core Equity	100%
Trivalent International Small-Cap Fund	100%

Dividends qualifying for corporate dividends received deductions of:

Amount
Integrity Micro-Cap Equity Fund	100%
Integrity Mid-Cap Value Fund	42%
Integrity Small/Mid-Cap Value Fund	45%
Munder Index 500 Fund	100%
Munder Mid-Cap Core Growth Fund	100%

For the year ended June 30, 2015, the following Funds designated short-term capital gain distributions (in thousands):

Integrity Micro-Cap Equity Fund	$1,672
Integrity Mid-Cap Value Fund	104
Integrity Small/Mid-Cap Value Fund	123
Munder Index 500 Fund	822
Munder Mid-Cap Core Growth Fund	28,468

For the year ended June 30, 2015, the following Funds designated long-term capital gain distributions (in thousands):

Integrity Micro-Cap Equity Fund	$8,747
Integrity Mid-Cap Value Fund	230
Integrity Small/Mid-Cap Value Fund	545
Munder Growth Opportunities Fund	1,507
Munder Index 500 Fund	19,293
Munder Mid-Cap Core Growth Fund	625,669

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on June 30, 2015, were as follows:

	Foreign Source Income	Foreign Tax Expense
Trivalent Emerging Markets Small-Cap Fund	0.25	0.03
Trivalent International Fund-Core Equity	0.21	0.02
Trivalent International Small-Cap Fund	0.21	0.02

Supplementary Information — continued

The Victory Portfolios  June 30, 2015

(Unaudited)

Considerations of the Board in Approving the Investment Advisory Agreement

The Board approved the Investment Advisory Agreement on behalf of Munder Small Cap Growth Fund (the "Agreement") at a meeting, which was called for that purpose, on February 18, 2015.

In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with its extensive experience with the Adviser and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the Fund. The Board recognized that management was proposing to add the Fund as an investment portfolio of the Trust and that it had not yet commenced operations and thus had no performance record or historical expenses. In considering whether the compensation to be paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services to be provided by the Adviser;

•  The nature, quality and extent of the services provided to other Funds and expected to be provided to the Fund;

•  The proposed fee to be paid for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grew;

•  Fees paid by other clients of the Adviser for similar services and the differences in the services provided to the other clients;

•  The estimated total expenses of the Fund, taking into consideration any anticipated distribution or shareholder servicing fees;

•  The Adviser's commitments to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, including revenues to be paid to affiliates of the Adviser by the Fund for custodian and administration services;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  Historical relationship between the Trust and the Adviser.

The Board reviewed the Fund's proposed gross management fee, comprised of the advisory fee plus the administrative fee paid to the Adviser, in the context of the Adviser's expected profitability of the Fund. In addition, the Board compared the Fund's expected expense ratio, taking into consideration any proposed distribution or shareholder servicing fees, and management fee with comparable mutual funds in a peer group compiled by the Adviser. The Board reviewed the factors and methodology used by the Adviser in the selection of the Fund's peer group in accordance with a process designed by an independent third party consultant hired by the Board. The Trustees also noted that no breakpoints in the advisory fee schedule for the Fund evidencing the Adviser's willingness to share in its economies of scale were being proposed.

The Board reviewed various other specific factors with respect to the Fund. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

Approval of the Agreement on Behalf of the Fund

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its future shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an

Supplementary Information — continued

The Victory Portfolios  June 30, 2015

(Unaudited)

initial two year period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee to be paid to the Adviser under the Agreement in light of the investment advisory services to be provided, the costs of these services, the expected profitability of the Adviser's relationship with the Fund and the comparability of the fee to be paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services to be provided by the Adviser which, over the years, have resulted in other funds of the Trust achieving their stated investment objective;

•  The Adviser's entrepreneurial commitment to the management of the Fund and its inclusion in a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the funds of the Trust;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-MUNDER-AR  (6/15)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2015	2014
(a) Audit Fees (1)	$199,900	$237,007
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	61,748	77,179
(d) All Other Fees (4)	0	44,550

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, international tax fee transactions and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For the fiscal years ended June 30, 2015 and June 30, 2014, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2015 and 2014 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable.

(g)

2015	$113,265
2014	$213,172

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Portfolios

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	September 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, President

Date	September 1, 2015

By (Signature and Title)*	Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	September 1, 2015